2023 Annual Report

RiverSource of New York Variable Annuity Account 2

This wrapper contains financial statements provided for owners of:

•	RiverSource® Endeavor Select Variable Annuity

•	RiverSource® FlexChoice Select Variable Annuity

•	RiverSource® Innovations Select Variable Annuity

•	RiverSource® Innovations Variable Annuity

•	RiverSource® Personal Portfolio Plus[2] Variable Annuity

•	RiverSource® Personal Portfolio Variable Annuity

This Annual Report contains financial information for all the subaccounts of RiverSource of New York Variable Annuity Account 2. Not all subaccounts of RiverSource of New York Variable Annuity Account 2 apply to your specific contract.

ANN9121_12_C01_(05/24)	Issued by: RiverSource Life Insurance Co. of New York

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Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

THE CONTRACT OWNERS OF RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Variable Annuity Account 2, as indicated in Note 1, as of December 31, 2023, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Variable Annuity Account 2 as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource of New York Variable Annuity Account 2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource of New York Variable Annuity Account 2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2024

We have served as the auditor of one or more of the divisions of RiverSource of New York Variable Annuity Account 2 since 2010.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2023	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Assets
Investments, at fair value(1),(2)	$109,960	$281,790	$9,185	$228,387	$15,945
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	113	314	10	233	14
Total assets	110,073	282,104	9,195	228,620	15,959

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	100	281	9	206	13
Administrative charge	13	33	1	27	1
Payable for investments purchased	—	—	—	—	—
Total liabilities	113	314	10	233	14
Net assets applicable to contracts in accumulation period	108,488	280,670	5,788	223,869	12,855
Net assets applicable to seed money	1,472	1,120	3,397	4,518	3,090
Total net assets	$109,960	$281,790	$9,185	$228,387	$15,945
(1) Investment shares	12,742	19,156	137	7,936	514
(2) Investments, at cost	$129,788	$269,871	$6,084	$206,353	$11,405

December 31, 2023 (continued)	AC VP Disciplined Core Val, Cl I	AC VP Inflation Prot, Cl II	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Assets
Investments, at fair value(1),(2)	$59,843	$250,225	$1,207	$4,214	$397,259
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	71	277	—	5	447
Total assets	59,914	250,502	1,207	4,219	397,706

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	63	247	—	5	400
Administrative charge	8	30	—	—	47
Payable for investments purchased	—	—	—	—	—
Total liabilities	71	277	—	5	447
Net assets applicable to contracts in accumulation period	59,843	239,240	—	350	393,199
Net assets applicable to seed money	—	10,985	1,207	3,864	4,060
Total net assets	$59,843	$250,225	$1,207	$4,214	$397,259
(1) Investment shares	7,802	26,705	114	216	16,109
(2) Investments, at cost	$60,967	$277,440	$1,009	$3,632	$269,539

See accompanying notes to financial statements.

2	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2023 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon VIF Appr, Serv
Assets
Investments, at fair value(1),(2)	$69,467	$133,732	$2,079	$99,593	$5,286
Dividends receivable	—	—	—	—	5
Receivable for share redemptions	81	159	2	112	6
Total assets	69,548	133,891	2,081	99,705	5,297

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	72	144	2	100	6
Administrative charge	9	15	—	12	—
Payable for investments purchased	—	—	—	—	5
Total liabilities	81	159	2	112	11
Net assets applicable to contracts in accumulation period	69,467	130,171	—	98,244	—
Net assets applicable to seed money	—	3,561	2,079	1,349	5,286
Total net assets	$69,467	$133,732	$2,079	$99,593	$5,286
(1) Investment shares	5,699	10,953	112	3,957	154
(2) Investments, at cost	$46,539	$98,389	$1,964	$77,000	$5,567

December 31, 2023 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Assets
Investments, at fair value(1),(2)	$4,248	$268,915	$186,295	$602,389	$356,093
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	5	302	207	678	376
Total assets	4,253	269,217	186,502	603,067	356,469

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5	270	184	607	334
Administrative charge	—	32	23	71	42
Payable for investments purchased	—	—	—	—	—
Total liabilities	5	302	207	678	376
Net assets applicable to contracts in accumulation period	—	268,915	182,577	601,199	355,245
Net assets applicable to seed money	4,248	—	3,718	1,190	848
Total net assets	$4,248	$268,915	$186,295	$602,389	$356,093
(1) Investment shares	155	6,372	2,116	15,622	36,522
(2) Investments, at cost	$3,381	$102,506	$54,207	$281,456	$505,037

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2023 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Assets
Investments, at fair value(1),(2)	$442,379	$45,849	$58,467	$938,462	$5,381
Dividends receivable	60	—	—	—	—
Receivable for share redemptions	503	54	67	864	6
Total assets	442,942	45,903	58,534	939,326	5,387

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	450	49	60	751	6
Administrative charge	54	5	7	113	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	504	54	67	864	6
Net assets applicable to contracts in accumulation period	413,794	20,174	50,149	932,616	—
Net assets applicable to seed money	28,644	25,675	8,318	5,846	5,381
Total net assets	$442,438	$45,849	$58,467	$938,462	$5,381
(1) Investment shares	442,379	7,529	9,135	109,124	147
(2) Investments, at cost	$442,363	$49,403	$71,301	$1,091,857	$925

December 31, 2023 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$1,538,796	$10,467	$2,112	$30,825	$3,291
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	1,574	13	2	38	4
Total assets	1,540,370	10,480	2,114	30,863	3,295

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,391	12	2	34	4
Administrative charge	183	1	—	4	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,574	13	2	38	4
Net assets applicable to contracts in accumulation period	1,536,476	8,580	—	28,868	—
Net assets applicable to seed money	2,320	1,887	2,112	1,957	3,291
Total net assets	$1,538,796	$10,467	$2,112	$30,825	$3,291
(1) Investment shares	38,692	787	56	691	91
(2) Investments, at cost	$327,978	$9,457	$621	$8,507	$1,094

See accompanying notes to financial statements.

4	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2023 (continued)	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$9,710	$401,881	$1,755	$31,551	$78,762
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	10	449	1	34	94
Total assets	9,720	402,330	1,756	31,585	78,856

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	9	401	1	30	85
Administrative charge	1	48	—	4	9
Payable for investments purchased	—	—	—	—	—
Total liabilities	10	449	1	34	94
Net assets applicable to contracts in accumulation period	6,720	395,660	—	25,745	77,501
Net assets applicable to seed money	2,990	6,221	1,755	5,806	1,261
Total net assets	$9,710	$401,881	$1,755	$31,551	$78,762
(1) Investment shares	758	45,003	99	7,058	1,335
(2) Investments, at cost	$10,193	$458,374	$3,165	$43,989	$55,327

December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$3,267	$48,773	$6,061,853	$770,857	$218,320
Dividends receivable	—	341	—	—	—
Receivable for share redemptions	3	57	6,597	980	248
Total assets	3,270	49,171	6,068,450	771,837	218,568

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3	52	5,872	889	222
Administrative charge	—	5	725	91	26
Payable for investments purchased	—	341	—	—	—
Total liabilities	3	398	6,597	980	248
Net assets applicable to contracts in accumulation period	—	4,686	6,058,529	764,937	217,461
Net assets applicable to seed money	3,267	44,087	3,324	5,920	859
Total net assets	$3,267	$48,773	$6,061,853	$770,857	$218,320
(1) Investment shares	72	5,639	129,444	8,573	20,177
(2) Investments, at cost	$881	$51,402	$4,203,902	$495,568	$250,661

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2
Assets
Investments, at fair value(1),(2)	$1,184,407	$138,926	$1,900	$2,608	$738,099
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	1,262	141	1	3	766
Total assets	1,185,669	139,067	1,901	2,611	738,865

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,121	125	1	3	676
Administrative charge	141	16	—	—	90
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,262	141	1	3	766
Net assets applicable to contracts in accumulation period	1,182,056	137,176	1,193	—	737,169
Net assets applicable to seed money	2,351	1,750	707	2,608	930
Total net assets	$1,184,407	$138,926	$1,900	$2,608	$738,099
(1) Investment shares	34,143	5,446	151	184	48,147
(2) Investments, at cost	$1,069,968	$102,262	$2,337	$2,699	$788,257

December 31, 2023 (continued)	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Assets
Investments, at fair value(1),(2)	$3,260	$90,553	$1,707,117	$484,703	$4,125
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	3	96	1,731	560	5
Total assets	3,263	90,649	1,708,848	485,263	4,130

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3	85	1,528	503	5
Administrative charge	—	11	203	57	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	3	96	1,731	560	5
Net assets applicable to contracts in accumulation period	—	89,870	1,705,127	482,704	—
Net assets applicable to seed money	3,260	683	1,990	1,999	4,125
Total net assets	$3,260	$90,553	$1,707,117	$484,703	$4,125
(1) Investment shares	121	6,824	128,162	30,275	211
(2) Investments, at cost	$2,731	$100,783	$2,013,364	$469,784	$3,411

See accompanying notes to financial statements.

6	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2023 (continued)	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II
Assets
Investments, at fair value(1),(2)	$8,699	$69,705	$169,953	$3,158,527	$676,221
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	10	69	193	3,322	756
Total assets	8,709	69,774	170,146	3,161,849	676,977

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	9	61	172	2,946	676
Administrative charge	1	8	21	376	80
Payable for investments purchased	—	—	—	—	—
Total liabilities	10	69	193	3,322	756
Net assets applicable to contracts in accumulation period	—	69,100	169,953	3,153,970	673,863
Net assets applicable to seed money	8,699	605	—	4,557	2,358
Total net assets	$8,699	$69,705	$169,953	$3,158,527	$676,221
(1) Investment shares	163	5,077	3,611	70,756	34,536
(2) Investments, at cost	$7,692	$82,301	$162,311	$2,992,588	$534,438

December 31, 2023 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II
Assets
Investments, at fair value(1),(2)	$245,892	$3,847	$131,100	$11,369	$9,698
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	282	4	123	15	10
Total assets	246,174	3,851	131,223	11,384	9,708

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	252	4	108	13	9
Administrative charge	30	—	15	2	1
Payable for investments purchased	—	—	—	—	—
Total liabilities	282	4	123	15	10
Net assets applicable to contracts in accumulation period	245,892	1,963	124,933	11,369	6,478
Net assets applicable to seed money	—	1,884	6,167	—	3,220
Total net assets	$245,892	$3,847	$131,100	$11,369	$9,698
(1) Investment shares	8,395	132	2,427	333	290
(2) Investments, at cost	$234,298	$3,550	$160,766	$8,754	$8,914

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2023 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Mn St Mid Cap, Ser II
Assets
Investments, at fair value(1),(2)	$288,181	$1,808	$682,038	$3,597	$16,066
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	281	3	719	4	16
Total assets	288,462	1,811	682,757	3,601	16,082

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	247	3	636	4	14
Administrative charge	34	—	83	—	2
Payable for investments purchased	—	—	—	—	—
Total liabilities	281	3	719	4	16
Net assets applicable to contracts in accumulation period	283,554	1,808	681,350	—	14,834
Net assets applicable to seed money	4,627	—	688	3,597	1,232
Total net assets	$288,181	$1,808	$682,038	$3,597	$16,066
(1) Investment shares	8,118	421	154,307	151	1,711
(2) Investments, at cost	$270,315	$2,243	$780,191	$3,453	$18,093

December 31, 2023 (continued)	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Res, Serv	MFS Mass Inv Gro Stock, Serv Cl
Assets
Investments, at fair value(1),(2)	$1,152,622	$389,225	$119,844	$12,893	$61,336
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	1,275	437	136	13	54
Total assets	1,153,897	389,662	119,980	12,906	61,390

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,139	390	121	12	47
Administrative charge	136	47	15	1	7
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,275	437	136	13	54
Net assets applicable to contracts in accumulation period	1,149,693	389,225	119,844	6,387	59,032
Net assets applicable to seed money	2,929	—	—	6,506	2,304
Total net assets	$1,152,622	$389,225	$119,844	$12,893	$61,336
(1) Investment shares	43,826	8,596	1,961	299	2,775
(2) Investments, at cost	$885,732	$247,684	$81,367	$9,176	$53,471

See accompanying notes to financial statements.

8	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2023 (continued)	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Assets
Investments, at fair value(1),(2)	$120,319	$1,960,459	$14,474	$4,485	$3,485
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	114	2,039	14	5	3
Total assets	120,433	1,962,498	14,488	4,490	3,488

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	100	1,806	13	5	3
Administrative charge	14	233	1	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	114	2,039	14	5	3
Net assets applicable to contracts in accumulation period	117,278	1,958,030	10,129	—	1,322
Net assets applicable to seed money	3,041	2,429	4,345	4,485	2,163
Total net assets	$120,319	$1,960,459	$14,474	$4,485	$3,485
(1) Investment shares	11,913	86,440	459	1,107	462
(2) Investments, at cost	$167,367	$1,887,471	$12,143	$9,883	$3,688

December 31, 2023 (continued)	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB	Put VT Global Hlth Care, Cl IB
Assets
Investments, at fair value(1),(2)	$12,560	$5,545	$95	$12,201	$2,617
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	15	5	—	23	3
Total assets	12,575	5,550	95	12,224	2,620

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	14	5	—	20	3
Administrative charge	1	—	—	3	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	15	5	—	23	3
Net assets applicable to contracts in accumulation period	11,298	3,843	—	12,201	—
Net assets applicable to seed money	1,262	1,702	95	—	2,617
Total net assets	$12,560	$5,545	$95	$12,201	$2,617
(1) Investment shares	870	603	21	2,624	161
(2) Investments, at cost	$13,778	$6,321	$112	$18,486	$2,258

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2023 (continued)	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Lg Cap Gro, Cl IB	Put VT Lg Cap Val, Cl IA
Assets
Investments, at fair value(1),(2)	$113	$50,510	$5,254	$157,907	$17,373
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	—	63	5	181	19
Total assets	113	50,573	5,259	158,088	17,392

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	56	5	162	17
Administrative charge	—	7	—	19	2
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	63	5	181	19
Net assets applicable to contracts in accumulation period	—	50,510	3,682	157,907	17,373
Net assets applicable to seed money	113	—	1,572	—	—
Total net assets	$113	$50,510	$5,254	$157,907	$17,373
(1) Investment shares	20	9,101	344	11,714	594
(2) Investments, at cost	$118	$62,033	$4,756	$108,150	$14,271

December 31, 2023 (continued)	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB
Assets
Investments, at fair value(1),(2)	$137,643	$2,247	$34,070	$4,539	$12,731
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	158	2	40	5	13
Total assets	137,801	2,249	34,110	4,544	12,744

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	141	2	36	4	12
Administrative charge	17	—	4	1	1
Payable for investments purchased	—	—	—	—	—
Total liabilities	158	2	40	5	13
Net assets applicable to contracts in accumulation period	136,391	—	32,513	4,539	8,464
Net assets applicable to seed money	1,252	2,247	1,557	—	4,267
Total net assets	$137,643	$2,247	$34,070	$4,539	$12,731
(1) Investment shares	4,776	65	2,981	110	321
(2) Investments, at cost	$113,072	$1,056	$36,421	$3,485	$9,601

See accompanying notes to financial statements.

10	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2023 (continued)	Temp Foreign, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4
Assets
Investments, at fair value(1),(2)	$61,214	$118,321	$2,320	$850	$1,849,758
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	63	130	2	42	1,931
Total assets	61,277	118,451	2,322	892	1,851,689

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	56	116	2	37	1,711
Administrative charge	7	14	—	5	220
Payable for investments purchased	—	—	—	—	—
Total liabilities	63	130	2	42	1,931
Net assets applicable to contracts in accumulation period	61,011	117,603	—	—	1,849,417
Net assets applicable to seed money	203	718	2,320	850	341
Total net assets	$61,214	$118,321	$2,320	$850	$1,849,758
(1) Investment shares	4,299	9,215	194	30	65,711
(2) Investments, at cost	$58,046	$138,788	$2,234	$423	$748,824

December 31, 2023 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$114,187	$402,952	$226	$251	$410
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	140	473	—	—	—
Total assets	114,327	403,425	226	251	410

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	126	425	—	—	—
Administrative charge	14	48	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	140	473	—	—	—
Net assets applicable to contracts in accumulation period	113,825	402,594	—	—	—
Net assets applicable to seed money	362	358	226	251	410
Total net assets	$114,187	$402,952	$226	$251	$410
(1) Investment shares	7,424	26,217	18	18	32
(2) Investments, at cost	$105,331	$295,504	$180	$178	$341

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	11

Statement of Assets and Liabilities

December 31, 2023 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Assets
Investments, at fair value(1),(2)	$529,987	$522,932	$2,053,242	$3,104,801	$6,948,298
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	574	583	2,137	3,611	7,579
Total assets	530,561	523,515	2,055,379	3,108,412	6,955,877

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	511	521	1,892	3,240	6,751
Administrative charge	63	62	245	371	828
Payable for investments purchased	—	—	—	—	—
Total liabilities	574	583	2,137	3,611	7,579
Net assets applicable to contracts in accumulation period	529,699	522,582	2,052,956	3,104,384	6,948,018
Net assets applicable to seed money	288	350	286	417	280
Total net assets	$529,987	$522,932	$2,053,242	$3,104,801	$6,948,298
(1) Investment shares	37,561	30,403	120,002	144,813	323,628
(2) Investments, at cost	$413,973	$346,627	$1,425,496	$1,657,239	$3,770,730

December 31, 2023 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Assets
Investments, at fair value(1),(2)	$2,733,777	$4,628,873	$978,220	$1,925,855	$9,380
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	3,604	5,022	911	1,863	9
Total assets	2,737,381	4,633,895	979,131	1,927,718	9,389

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3,279	4,470	794	1,633	8
Administrative charge	325	552	117	230	1
Payable for investments purchased	—	—	—	—	—
Total liabilities	3,604	5,022	911	1,863	9
Net assets applicable to contracts in accumulation period	2,733,154	4,628,548	977,689	1,925,496	7,526
Net assets applicable to seed money	623	325	531	359	1,854
Total net assets	$2,733,777	$4,628,873	$978,220	$1,925,855	$9,380
(1) Investment shares	111,355	188,242	54,045	106,225	256
(2) Investments, at cost	$1,441,348	$1,939,237	$614,616	$1,431,953	$2,889

See accompanying notes to financial statements.

12	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2023 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Assets
Investments, at fair value(1),(2)	$313,692	$232	$258	$243	$160,853
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	350	—	—	—	180
Total assets	314,042	232	258	243	161,033

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	313	—	—	—	161
Administrative charge	37	—	—	—	19
Payable for investments purchased	—	—	—	—	—
Total liabilities	350	—	—	—	180
Net assets applicable to contracts in accumulation period	312,366	—	—	—	157,628
Net assets applicable to seed money	1,326	232	258	243	3,225
Total net assets	$313,692	$232	$258	$243	$160,853
(1) Investment shares	8,770	17	16	16	12,067
(2) Investments, at cost	$179,554	$177	$164	$168	$226,149

December 31, 2023 (continued)	Wanger Intl
Assets
Investments, at fair value(1),(2)	$285,486
Dividends receivable	—
Receivable for share redemptions	322
Total assets	285,808

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	288
Administrative charge	34
Payable for investments purchased	—
Total liabilities	322
Net assets applicable to contracts in accumulation period	283,561
Net assets applicable to seed money	1,925
Total net assets	$285,486
(1) Investment shares	14,008
(2) Investments, at cost	$339,105

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2023	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Investment income
Dividend income	$1,490	$1,894	$—	$2,747	$4
Variable account expenses	1,891	3,926	111	2,756	165
Investment income (loss) — net	(401)	(2,032)	(111)	(9)	(161)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	64,304	51,215	498	10,350	1,120
Cost of investments sold	80,212	51,450	342	9,326	836
Net realized gain (loss) on sales of investments	(15,908)	(235)	156	1,024	284
Distributions from capital gains	8,535	—	594	17,349	940
Net change in unrealized appreciation (depreciation) of investments	22,182	37,421	1,682	3,103	946
Net gain (loss) on investments	14,809	37,186	2,432	21,476	2,170
Net increase (decrease) in net assets resulting from operations	$14,408	$35,154	$2,321	$21,467	$2,009

Year ended December 31, 2023 (continued)	AC VP Disciplined Core Val, Cl I	AC VP Inflation Prot, Cl II	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Investment income
Dividend income	$961	$8,097	$14	$88	$—
Variable account expenses	893	3,382	6	64	5,506
Investment income (loss) — net	68	4,715	8	24	(5,506)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9,345	19,530	15	394	95,908
Cost of investments sold	9,633	21,861	13	288	73,980
Net realized gain (loss) on sales of investments	(288)	(2,331)	2	106	21,928
Distributions from capital gains	—	—	—	450	30,337
Net change in unrealized appreciation (depreciation) of investments	4,704	2,264	117	(394)	86,157
Net gain (loss) on investments	4,416	(67)	119	162	138,422
Net increase (decrease) in net assets resulting from operations	$4,484	$4,648	$127	$186	$132,916

See accompanying notes to financial statements.

14	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2023 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon VIF Appr, Serv
Investment income
Dividend income	$1,678	$2,827	$10	$—	$24
Variable account expenses	998	1,894	26	1,333	63
Investment income (loss) — net	680	933	(16)	(1,333)	(39)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,376	1,895	28	28,533	47
Cost of investments sold	4,987	1,438	29	26,149	53
Net realized gain (loss) on sales of investments	2,389	457	(1)	2,384	(6)
Distributions from capital gains	5,531	9,749	60	—	416
Net change in unrealized appreciation (depreciation) of investments	(3,331)	(1,928)	249	41,418	479
Net gain (loss) on investments	4,589	8,278	308	43,802	889
Net increase (decrease) in net assets resulting from operations	$5,269	$9,211	$292	$42,469	$850

Year ended December 31, 2023 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	59	3,518	2,530	8,200	4,574
Investment income (loss) — net	(59)	(3,518)	(2,530)	(8,200)	(4,574)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	62	8,794	32,836	39,822	26,926
Cost of investments sold	52	3,503	10,302	20,283	39,516
Net realized gain (loss) on sales of investments	10	5,291	22,534	19,539	(12,590)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	321	43,015	18,051	8,241	44,121
Net gain (loss) on investments	331	48,306	40,585	27,780	31,531
Net increase (decrease) in net assets resulting from operations	$272	$44,788	$38,055	$19,580	$26,957

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2023 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Investment income
Dividend income	$20,247	$2,354	$2,835	$20,395	$—
Variable account expenses	6,349	648	820	10,635	64
Investment income (loss) — net	13,898	1,706	2,015	9,760	(64)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	32,296	1,868	7,516	41,013	72
Cost of investments sold	32,290	2,113	9,464	50,078	14
Net realized gain (loss) on sales of investments	6	(245)	(1,948)	(9,065)	58
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(6)	2,891	5,312	44,592	1,574
Net gain (loss) on investments	—	2,646	3,364	35,527	1,632
Net increase (decrease) in net assets resulting from operations	$13,898	$4,352	$5,379	$45,287	$1,568

Year ended December 31, 2023 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3
Investment income
Dividend income	$—	$241	$—	$—	$—
Variable account expenses	18,024	181	30	485	48
Investment income (loss) — net	(18,024)	60	(30)	(485)	(48)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	33,810	4,281	31	8,353	52
Cost of investments sold	7,907	4,039	10	2,378	18
Net realized gain (loss) on sales of investments	25,903	242	21	5,975	34
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	293,745	1,349	84	1,651	271
Net gain (loss) on investments	319,648	1,591	105	7,626	305
Net increase (decrease) in net assets resulting from operations	$301,624	$1,651	$75	$7,141	$257

See accompanying notes to financial statements.

16	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2023 (continued)	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1
Investment income
Dividend income	$36	$10,275	$376	$2,679	$—
Variable account expenses	114	5,460	20	411	1,023
Investment income (loss) — net	(78)	4,815	356	2,268	(1,023)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	670	9,618	27	1,654	2,206
Cost of investments sold	720	11,371	47	2,248	1,478
Net realized gain (loss) on sales of investments	(50)	(1,753)	(20)	(594)	728
Distributions from capital gains	612	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,187	12,619	(535)	(888)	21,944
Net gain (loss) on investments	1,749	10,866	(555)	(1,482)	22,672
Net increase (decrease) in net assets resulting from operations	$1,671	$15,681	$(199)	$786	$21,649

Year ended December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Investment income
Dividend income	$—	$3,835	$14,378	$25	$5,301
Variable account expenses	42	697	76,389	10,932	2,984
Investment income (loss) — net	(42)	3,138	(62,011)	(10,907)	2,317

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	47	454	397,266	19,024	16,453
Cost of investments sold	14	479	290,552	13,219	19,464
Net realized gain (loss) on sales of investments	33	(25)	106,714	5,805	(3,011)
Distributions from capital gains	—	—	202,764	33,161	—
Net change in unrealized appreciation (depreciation) of investments	261	1,164	1,255,138	167,619	9,902
Net gain (loss) on investments	294	1,139	1,564,616	206,585	6,891
Net increase (decrease) in net assets resulting from operations	$252	$4,277	$1,502,605	$195,678	$9,208

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2
Investment income
Dividend income	$4,319	$1,048	$810	$128	$18,011
Variable account expenses	14,856	1,652	260	37	11,950
Investment income (loss) — net	(10,537)	(604)	550	91	6,061

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	37,136	8,279	27,016	44	281,411
Cost of investments sold	35,838	6,768	40,275	46	321,438
Net realized gain (loss) on sales of investments	1,298	1,511	(13,259)	(2)	(40,027)
Distributions from capital gains	32,140	351	—	155	82,901
Net change in unrealized appreciation (depreciation) of investments	116,487	20,977	13,453	(73)	41,094
Net gain (loss) on investments	149,925	22,839	194	80	83,968
Net increase (decrease) in net assets resulting from operations	$139,388	$22,235	$744	$171	$90,029

Year ended December 31, 2023 (continued)	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Investment income
Dividend income	$28	$442	$—	$4,673	$26
Variable account expenses	37	1,142	19,374	6,578	56
Investment income (loss) — net	(9)	(700)	(19,374)	(1,905)	(30)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	40	3,327	24,322	21,852	60
Cost of investments sold	34	4,073	32,326	22,388	54
Net realized gain (loss) on sales of investments	6	(746)	(8,004)	(536)	6
Distributions from capital gains	322	4,795	—	11,511	—
Net change in unrealized appreciation (depreciation) of investments	(2)	5,788	369,714	34,678	767
Net gain (loss) on investments	326	9,837	361,710	45,653	773
Net increase (decrease) in net assets resulting from operations	$317	$9,137	$342,336	$43,748	$743

See accompanying notes to financial statements.

18	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2023 (continued)	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II
Investment income
Dividend income	$—	$249	$—	$—	$10,508
Variable account expenses	107	809	2,293	38,002	9,215
Investment income (loss) — net	(107)	(560)	(2,293)	(38,002)	1,293

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	117	11,590	32,523	168,977	67,543
Cost of investments sold	115	13,346	36,458	177,529	53,441
Net realized gain (loss) on sales of investments	2	(1,756)	(3,935)	(8,552)	14,102
Distributions from capital gains	190	13,842	—	—	75,674
Net change in unrealized appreciation (depreciation) of investments	2,343	(2,626)	52,666	858,348	(25,627)
Net gain (loss) on investments	2,535	9,460	48,731	849,796	64,149
Net increase (decrease) in net assets resulting from operations	$2,428	$8,900	$46,438	$811,794	$65,442

Year ended December 31, 2023 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II
Investment income
Dividend income	$1,786	$17	$—	$30	$—
Variable account expenses	3,367	44	1,465	206	118
Investment income (loss) — net	(1,581)	(27)	(1,465)	(176)	(118)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	20,126	1,084	2,280	4,726	813
Cost of investments sold	19,597	1,191	3,033	3,737	810
Net realized gain (loss) on sales of investments	529	(107)	(753)	989	3
Distributions from capital gains	5,762	85	—	11	7
Net change in unrealized appreciation (depreciation) of investments	41,835	741	15,771	1,324	1,508
Net gain (loss) on investments	48,126	719	15,018	2,324	1,518
Net increase (decrease) in net assets resulting from operations	$46,545	$692	$13,553	$2,148	$1,400

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	19

Statement of Operations

Year ended December 31, 2023 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Mn St Mid Cap, Ser II
Investment income
Dividend income	$—	$—	$—	$—	$6
Variable account expenses	3,172	48	10,455	53	192
Investment income (loss) — net	(3,172)	(48)	(10,455)	(53)	(186)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,623	1,987	199,386	58	2,040
Cost of investments sold	7,327	2,499	239,038	58	2,508
Net realized gain (loss) on sales of investments	296	(512)	(39,652)	—	(468)
Distributions from capital gains	30,991	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	43,640	796	101,834	97	2,536
Net gain (loss) on investments	74,927	284	62,182	97	2,068
Net increase (decrease) in net assets resulting from operations	$71,755	$236	$51,727	$44	$1,882

Year ended December 31, 2023 (continued)	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Res, Serv	MFS Mass Inv Gro Stock, Serv Cl
Investment income
Dividend income	$9,939	$7,886	$1,063	$7	$27
Variable account expenses	14,656	5,794	1,674	154	623
Investment income (loss) — net	(4,717)	2,092	(611)	(147)	(596)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	18,336	138,407	24,905	1,476	1,056
Cost of investments sold	15,434	92,731	18,305	1,213	971
Net realized gain (loss) on sales of investments	2,902	45,676	6,600	263	85
Distributions from capital gains	—	—	3,209	—	2,968
Net change in unrealized appreciation (depreciation) of investments	162,471	6,796	17,294	3,882	8,810
Net gain (loss) on investments	165,373	52,472	27,103	4,145	11,863
Net increase (decrease) in net assets resulting from operations	$160,656	$54,564	$26,492	$3,998	$11,267

See accompanying notes to financial statements.

20	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2023 (continued)	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Investment income
Dividend income	$—	$31,867	$509	$—	$62
Variable account expenses	1,366	22,781	178	61	37
Investment income (loss) — net	(1,366)	9,086	331	(61)	25

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,165	44,980	911	64	78
Cost of investments sold	3,260	44,886	781	166	88
Net realized gain (loss) on sales of investments	(1,095)	94	130	(102)	(10)
Distributions from capital gains	—	76,059	853	—	—
Net change in unrealized appreciation (depreciation) of investments	16,219	69,609	(1,910)	1,485	281
Net gain (loss) on investments	15,124	145,762	(927)	1,383	271
Net increase (decrease) in net assets resulting from operations	$13,758	$154,848	$(596)	$1,322	$296

Year ended December 31, 2023 (continued)	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB	Put VT Global Hlth Care, Cl IB
Investment income
Dividend income	$229	$150	$6	$1,700	$7
Variable account expenses	170	62	1	388	33
Investment income (loss) — net	59	88	5	1,312	(26)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	469	265	2	17,564	34
Cost of investments sold	524	302	2	26,904	31
Net realized gain (loss) on sales of investments	(55)	(37)	—	(9,340)	3
Distributions from capital gains	—	—	—	—	190
Net change in unrealized appreciation (depreciation) of investments	1,410	300	(2)	8,839	19
Net gain (loss) on investments	1,355	263	(2)	(501)	212
Net increase (decrease) in net assets resulting from operations	$1,414	$351	$3	$811	$186

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	21

Statement of Operations

Year ended December 31, 2023 (continued)	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Lg Cap Gro, Cl IB	Put VT Lg Cap Val, Cl IA
Investment income
Dividend income	$6	$3,091	$2	$—	$351
Variable account expenses	1	816	58	2,042	224
Investment income (loss) — net	5	2,275	(56)	(2,042)	127

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1	12,400	71	13,423	262
Cost of investments sold	1	15,448	69	9,618	233
Net realized gain (loss) on sales of investments	—	(3,048)	2	3,805	29
Distributions from capital gains	—	—	—	1,968	883
Net change in unrealized appreciation (depreciation) of investments	7	6,600	823	46,531	1,137
Net gain (loss) on investments	7	3,552	825	52,304	2,049
Net increase (decrease) in net assets resulting from operations	$12	$5,827	$769	$50,262	$2,176

Year ended December 31, 2023 (continued)	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB
Investment income
Dividend income	$3,603	$16	$45	$43	$58
Variable account expenses	2,105	26	436	73	151
Investment income (loss) — net	1,498	(10)	(391)	(30)	(93)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	55,121	26	1,069	2,927	164
Cost of investments sold	50,698	14	1,206	2,557	138
Net realized gain (loss) on sales of investments	4,423	12	(137)	370	26
Distributions from capital gains	10,101	—	3,479	178	355
Net change in unrealized appreciation (depreciation) of investments	2,142	478	3,238	609	2,215
Net gain (loss) on investments	16,666	490	6,580	1,157	2,596
Net increase (decrease) in net assets resulting from operations	$18,164	$480	$6,189	$1,127	$2,503

See accompanying notes to financial statements.

22	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2023 (continued)	Temp Foreign, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4
Investment income
Dividend income	$2,764	$—	$71	$—	$—
Variable account expenses	1,007	1,522	24	962	23,345
Investment income (loss) — net	1,757	(1,522)	47	(962)	(23,345)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	35,866	7,843	36	93,786	261,661
Cost of investments sold	35,305	9,552	37	100,272	104,109
Net realized gain (loss) on sales of investments	561	(1,709)	(1)	(6,486)	157,552
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	11,457	5,180	335	19,436	132,143
Net gain (loss) on investments	12,018	3,471	334	12,950	289,695
Net increase (decrease) in net assets resulting from operations	$13,775	$1,949	$381	$11,988	$266,350

Year ended December 31, 2023 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	1,721	5,959	—	—	—
Investment income (loss) — net	(1,721)	(5,959)	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,157	79,151	—	1	9
Cost of investments sold	4,995	57,383	—	1	7
Net realized gain (loss) on sales of investments	162	21,768	—	—	2
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	8,913	10,693	25	32	28
Net gain (loss) on investments	9,075	32,461	25	32	30
Net increase (decrease) in net assets resulting from operations	$7,354	$26,502	$25	$32	$30

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	23

Statement of Operations

Year ended December 31, 2023 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	7,575	7,023	27,531	48,705	96,228
Investment income (loss) — net	(7,575)	(7,023)	(27,531)	(48,705)	(96,228)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	60,008	32,933	557,270	600,296	919,019
Cost of investments sold	49,365	24,015	415,283	323,685	529,451
Net realized gain (loss) on sales of investments	10,643	8,918	141,987	276,611	389,568
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	37,963	59,594	108,399	117,595	438,534
Net gain (loss) on investments	48,606	68,512	250,386	394,206	828,102
Net increase (decrease) in net assets resulting from operations	$41,031	$61,489	$222,855	$345,501	$731,874

Year ended December 31, 2023 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	42,597	63,635	11,434	22,853	112
Investment income (loss) — net	(42,597)	(63,635)	(11,434)	(22,853)	(112)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	60,797	489,025	98,083	134,087	934
Cost of investments sold	35,365	218,443	63,439	104,231	327
Net realized gain (loss) on sales of investments	25,432	270,582	34,644	29,856	607
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	333,649	365,042	62,046	157,818	1,343
Net gain (loss) on investments	359,081	635,624	96,690	187,674	1,950
Net increase (decrease) in net assets resulting from operations	$316,484	$571,989	$85,256	$164,821	$1,838
See accompanying notes to financial statements.

24	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2023 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	4,138	—	—	—	2,132
Investment income (loss) — net	(4,138)	—	—	—	(2,132)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	29,361	2	5	5	17,758
Cost of investments sold	18,109	1	3	4	28,148
Net realized gain (loss) on sales of investments	11,252	1	2	1	(10,390)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	21,435	22	36	29	40,029
Net gain (loss) on investments	32,687	23	38	30	29,639
Net increase (decrease) in net assets resulting from operations	$28,549	$23	$38	$30	$27,507

Year ended December 31, 2023 (continued)	Wanger Intl
Investment income
Dividend income	$866
Variable account expenses	3,740
Investment income (loss) — net	(2,874)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	42,461
Cost of investments sold	55,734
Net realized gain (loss) on sales of investments	(13,273)
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	55,611
Net gain (loss) on investments	42,338
Net increase (decrease) in net assets resulting from operations	$39,464

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2023	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Operations
Investment income (loss) — net	$(401)	$(2,032)	$(111)	$(9)	$(161)
Net realized gain (loss) on sales of investments	(15,908)	(235)	156	1,024	284
Distributions from capital gains	8,535	—	594	17,349	940
Net change in unrealized appreciation (depreciation) of investments	22,182	37,421	1,682	3,103	946
Net increase (decrease) in net assets resulting from operations	14,408	35,154	2,321	21,467	2,009

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	1,131	(15,385)	(2)	2,494	(2)
Contract charges	(2)	(703)	(67)	(459)	(110)
Contract terminations:
Surrender benefits	—	(15,168)	(317)	(6,224)	(839)
Death benefits	(62,404)	(1,744)	—	—	—
Increase (decrease) from transactions	(61,275)	(33,000)	(386)	(4,189)	(951)
Net assets at beginning of year	156,827	279,636	7,250	211,109	14,887
Net assets at end of year	$109,960	$281,790	$9,185	$228,387	$15,945

Accumulation unit activity
Units outstanding at beginning of year	89,338	266,382	844	47,236	3,440
Units purchased	632	267	—	577	—
Units redeemed	(34,084)	(29,520)	(61)	(1,454)	(269)
Units outstanding at end of year	55,886	237,129	783	46,359	3,171

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	AC VP Disciplined Core Val, Cl I	AC VP Inflation Prot, Cl II	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Operations
Investment income (loss) — net	$68	$4,715	$8	$24	$(5,506)
Net realized gain (loss) on sales of investments	(288)	(2,331)	2	106	21,928
Distributions from capital gains	—	—	—	450	30,337
Net change in unrealized appreciation (depreciation) of investments	4,704	2,264	117	(394)	86,157
Net increase (decrease) in net assets resulting from operations	4,484	4,648	127	186	132,916

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	21,703	(8)	2	(51,650)
Contract charges	(13)	(610)	—	(2)	(1,029)
Contract terminations:
Surrender benefits	(8,439)	(6,004)	—	(326)	(24,079)
Death benefits	—	(5,319)	—	—	(2,434)
Increase (decrease) from transactions	(8,452)	9,770	(8)	(326)	(79,192)
Net assets at beginning of year	63,811	235,807	1,088	4,354	343,535
Net assets at end of year	$59,843	$250,225	$1,207	$4,214	$397,259

Accumulation unit activity
Units outstanding at beginning of year	20,345	173,720	—	249	92,923
Units purchased	—	16,424	—	—	—
Units redeemed	(2,537)	(9,033)	—	(121)	(16,919)
Units outstanding at end of year	17,808	181,111	—	128	76,004

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon VIF Appr, Serv
Operations
Investment income (loss) — net	$680	$933	$(16)	$(1,333)	$(39)
Net realized gain (loss) on sales of investments	2,389	457	(1)	2,384	(6)
Distributions from capital gains	5,531	9,749	60	—	416
Net change in unrealized appreciation (depreciation) of investments	(3,331)	(1,928)	249	41,418	479
Net increase (decrease) in net assets resulting from operations	5,269	9,211	292	42,469	850

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	3	1	(19,034)	(3)
Contract charges	(26)	—	—	(247)	—
Contract terminations:
Surrender benefits	(6,351)	—	—	(5,112)	—
Death benefits	—	—	—	(600)	—
Increase (decrease) from transactions	(6,377)	3	1	(24,993)	(3)
Net assets at beginning of year	70,575	124,518	1,786	82,117	4,439
Net assets at end of year	$69,467	$133,732	$2,079	$99,593	$5,286

Accumulation unit activity
Units outstanding at beginning of year	15,654	42,262	—	23,215	—
Units purchased	—	—	—	—	—
Units redeemed	(1,332)	—	—	(5,294)	—
Units outstanding at end of year	14,322	42,262	—	17,921	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Operations
Investment income (loss) — net	$(59)	$(3,518)	$(2,530)	$(8,200)	$(4,574)
Net realized gain (loss) on sales of investments	10	5,291	22,534	19,539	(12,590)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	321	43,015	18,051	8,241	44,121
Net increase (decrease) in net assets resulting from operations	272	44,788	38,055	19,580	26,957

Contract transactions
Contract purchase payments	—	—	100	—	—
Net transfers(1)	(2)	—	(2,326)	51,864	5,023
Contract charges	—	(50)	(452)	(1,207)	(462)
Contract terminations:
Surrender benefits	—	(5,226)	(18,660)	(31,110)	(11,856)
Death benefits	—	—	(7,100)	—	(1,134)
Increase (decrease) from transactions	(2)	(5,276)	(28,438)	19,547	(8,429)
Net assets at beginning of year	3,978	229,403	176,678	563,262	337,565
Net assets at end of year	$4,248	$268,915	$186,295	$602,389	$356,093

Accumulation unit activity
Units outstanding at beginning of year	—	87,166	55,762	161,527	172,052
Units purchased	—	—	31	14,563	2,963
Units redeemed	—	(1,695)	(8,057)	(7,170)	(6,304)
Units outstanding at end of year	—	85,471	47,736	168,920	168,711

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$13,898	$1,706	$2,015	$9,760	$(64)
Net realized gain (loss) on sales of investments	6	(245)	(1,948)	(9,065)	58
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(6)	2,891	5,312	44,592	1,574
Net increase (decrease) in net assets resulting from operations	13,898	4,352	5,379	45,287	1,568

Contract transactions
Contract purchase payments	225	—	—	—	—
Net transfers(1)	(6,464)	7	813	4,393	(8)
Contract charges	(53)	(20)	(109)	(4,344)	—
Contract terminations:
Surrender benefits	(18,930)	(741)	(1,747)	(19,389)	—
Death benefits	—	—	(3,534)	(6,016)	—
Increase (decrease) from transactions	(25,222)	(754)	(4,577)	(25,356)	(8)
Net assets at beginning of year	453,762	42,251	57,665	918,531	3,821
Net assets at end of year	$442,438	$45,849	$58,467	$938,462	$5,381

Accumulation unit activity
Units outstanding at beginning of year	431,062	8,972	24,936	630,683	—
Units purchased	282	57	475	3,089	—
Units redeemed	(26,493)	(387)	(2,690)	(19,379)	—
Units outstanding at end of year	404,851	8,642	22,721	614,393	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$(18,024)	$60	$(30)	$(485)	$(48)
Net realized gain (loss) on sales of investments	25,903	242	21	5,975	34
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	293,745	1,349	84	1,651	271
Net increase (decrease) in net assets resulting from operations	301,624	1,651	75	7,141	257

Contract transactions
Contract purchase payments	—	—	—	100	—
Net transfers(1)	(5,643)	(7)	4	56	—
Contract charges	(3,212)	(9)	—	(21)	—
Contract terminations:
Surrender benefits	(6,930)	(4,080)	—	(7,846)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(15,785)	(4,096)	4	(7,711)	—
Net assets at beginning of year	1,252,957	12,912	2,033	31,395	3,034
Net assets at end of year	$1,538,796	$10,467	$2,112	$30,825	$3,291

Accumulation unit activity
Units outstanding at beginning of year	258,724	7,074	—	12,286	—
Units purchased	—	—	—	39	—
Units redeemed	(2,941)	(2,353)	—	(2,694)	—
Units outstanding at end of year	255,783	4,721	—	9,631	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1
Operations
Investment income (loss) — net	$(78)	$4,815	$356	$2,268	$(1,023)
Net realized gain (loss) on sales of investments	(50)	(1,753)	(20)	(594)	728
Distributions from capital gains	612	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,187	12,619	(535)	(888)	21,944
Net increase (decrease) in net assets resulting from operations	1,671	15,681	(199)	786	21,649

Contract transactions
Contract purchase payments	—	856	—	—	—
Net transfers(1)	(18)	3,079	(7)	1,952	(1,024)
Contract charges	—	(793)	—	(44)	—
Contract terminations:
Surrender benefits	—	(3,005)	—	(809)	(74)
Death benefits	—	(430)	—	—	—
Increase (decrease) from transactions	(18)	(293)	(7)	1,099	(1,098)
Net assets at beginning of year	8,057	386,493	1,961	29,666	58,211
Net assets at end of year	$9,710	$401,881	$1,755	$31,551	$78,762

Accumulation unit activity
Units outstanding at beginning of year	2,123	382,234	—	18,094	30,888
Units purchased	8	3,828	—	1,468	—
Units redeemed	—	(4,216)	—	(626)	(441)
Units outstanding at end of year	2,131	381,846	—	18,936	30,447

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating- Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Operations
Investment income (loss) — net	$(42)	$3,138	$(62,011)	$(10,907)	$2,317
Net realized gain (loss) on sales of investments	33	(25)	106,714	5,805	(3,011)
Distributions from capital gains	—	—	202,764	33,161	—
Net change in unrealized appreciation (depreciation) of investments	261	1,164	1,255,138	167,619	9,902
Net increase (decrease) in net assets resulting from operations	252	4,277	1,502,605	195,678	9,208

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(3)	(82)	(149,043)	(7)	14,204
Contract charges	—	—	(15,848)	(4,113)	(420)
Contract terminations:
Surrender benefits	—	—	(124,566)	(3,972)	(4,987)
Death benefits	—	—	(21,315)	—	(4,694)
Increase (decrease) from transactions	(3)	(82)	(310,772)	(8,092)	4,103
Net assets at beginning of year	3,018	44,578	4,870,020	583,271	205,009
Net assets at end of year	$3,267	$48,773	$6,061,853	$770,857	$218,320

Accumulation unit activity
Units outstanding at beginning of year	—	3,267	1,072,651	104,586	154,846
Units purchased	—	—	—	—	10,476
Units redeemed	—	(47)	(51,530)	(1,217)	(7,449)
Units outstanding at end of year	—	3,220	1,021,121	103,369	157,873

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2
Operations
Investment income (loss) — net	$(10,537)	$(604)	$550	$91	$6,061
Net realized gain (loss) on sales of investments	1,298	1,511	(13,259)	(2)	(40,027)
Distributions from capital gains	32,140	351	—	155	82,901
Net change in unrealized appreciation (depreciation) of investments	116,487	20,977	13,453	(73)	41,094
Net increase (decrease) in net assets resulting from operations	139,388	22,235	744	171	90,029

Contract transactions
Contract purchase payments	1,701	—	100	—	3,362
Net transfers(1)	7,878	(1,475)	(2)	1	71
Contract charges	(4,263)	(818)	(2)	—	(4,103)
Contract terminations:
Surrender benefits	(13,781)	(1,013)	—	—	(49,706)
Death benefits	(2,273)	(1,774)	(26,750)	—	(215,856)
Increase (decrease) from transactions	(10,738)	(5,080)	(26,654)	1	(266,232)
Net assets at beginning of year	1,055,757	121,771	27,810	2,436	914,302
Net assets at end of year	$1,184,407	$138,926	$1,900	$2,608	$738,099

Accumulation unit activity
Units outstanding at beginning of year	185,876	44,652	13,456	—	315,531
Units purchased	2,078	—	—	—	1,074
Units redeemed	(3,365)	(2,457)	(12,919)	—	(90,661)
Units outstanding at end of year	184,589	42,195	537	—	225,944

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Operations
Investment income (loss) — net	$(9)	$(700)	$(19,374)	$(1,905)	$(30)
Net realized gain (loss) on sales of investments	6	(746)	(8,004)	(536)	6
Distributions from capital gains	322	4,795	—	11,511	—
Net change in unrealized appreciation (depreciation) of investments	(2)	5,788	369,714	34,678	767
Net increase (decrease) in net assets resulting from operations	317	9,137	342,336	43,748	743

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(4)	—	8,013	15,757	(1)
Contract charges	—	(427)	(3,045)	(545)	—
Contract terminations:
Surrender benefits	—	(1,756)	(737)	(12,417)	—
Death benefits	—	—	—	(1,707)	—
Increase (decrease) from transactions	(4)	(2,183)	4,231	1,088	(1)
Net assets at beginning of year	2,947	83,599	1,360,550	439,867	3,383
Net assets at end of year	$3,260	$90,553	$1,707,117	$484,703	$4,125

Accumulation unit activity
Units outstanding at beginning of year	—	15,628	293,357	133,228	—
Units purchased	—	—	1,545	4,920	—
Units redeemed	—	(415)	(707)	(4,416)	—
Units outstanding at end of year	—	15,213	294,195	133,732	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$(107)	$(560)	$(2,293)	$(38,002)	$1,293
Net realized gain (loss) on sales of investments	2	(1,756)	(3,935)	(8,552)	14,102
Distributions from capital gains	190	13,842	—	—	75,674
Net change in unrealized appreciation (depreciation) of investments	2,343	(2,626)	52,666	858,348	(25,627)
Net increase (decrease) in net assets resulting from operations	2,428	8,900	46,438	811,794	65,442

Contract transactions
Contract purchase payments	—	842	100	—	—
Net transfers(1)	(11)	(382)	(21,341)	(88,947)	24,820
Contract charges	—	(376)	(53)	(4,563)	(1,680)
Contract terminations:
Surrender benefits	—	(1,374)	(8,835)	(22,280)	(39,885)
Death benefits	—	(4,108)	—	(2,403)	(4,548)
Increase (decrease) from transactions	(11)	(5,398)	(30,129)	(118,193)	(21,293)
Net assets at beginning of year	6,282	66,203	153,644	2,464,926	632,072
Net assets at end of year	$8,699	$69,705	$169,953	$3,158,527	$676,221

Accumulation unit activity
Units outstanding at beginning of year	—	64,380	41,445	653,798	216,911
Units purchased	—	1,136	26	—	8,622
Units redeemed	—	(6,028)	(7,130)	(25,973)	(15,447)
Units outstanding at end of year	—	59,488	34,341	627,825	210,086

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$(1,581)	$(27)	$(1,465)	$(176)	$(118)
Net realized gain (loss) on sales of investments	529	(107)	(753)	989	3
Distributions from capital gains	5,762	85	—	11	7
Net change in unrealized appreciation (depreciation) of investments	41,835	741	15,771	1,324	1,508
Net increase (decrease) in net assets resulting from operations	46,545	692	13,553	2,148	1,400

Contract transactions
Contract purchase payments	200	862	—	150	—
Net transfers(1)	—	5	(9)	—	(361)
Contract charges	(90)	(10)	(806)	(13)	—
Contract terminations:
Surrender benefits	(16,669)	(56)	—	(4,508)	—
Death benefits	—	(973)	—	—	—
Increase (decrease) from transactions	(16,559)	(172)	(815)	(4,371)	(361)
Net assets at beginning of year	215,906	3,327	118,362	13,592	8,659
Net assets at end of year	$245,892	$3,847	$131,100	$11,369	$9,698

Accumulation unit activity
Units outstanding at beginning of year	78,728	761	94,113	5,952	4,678
Units purchased	70	364	—	61	—
Units redeemed	(5,094)	(435)	(669)	(1,738)	(255)
Units outstanding at end of year	73,704	690	93,444	4,275	4,423

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Mn St Mid Cap, Ser II
Operations
Investment income (loss) — net	$(3,172)	$(48)	$(10,455)	$(53)	$(186)
Net realized gain (loss) on sales of investments	296	(512)	(39,652)	—	(468)
Distributions from capital gains	30,991	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	43,640	796	101,834	97	2,536
Net increase (decrease) in net assets resulting from operations	71,755	236	51,727	44	1,882

Contract transactions
Contract purchase payments	—	—	3,262	—	—
Net transfers(1)	(9)	—	6,449	1	643
Contract charges	(1,164)	(2)	(3,281)	—	(76)
Contract terminations:
Surrender benefits	(3,277)	(1,937)	(58,023)	—	(308)
Death benefits	—	—	(117,349)	—	(1,158)
Increase (decrease) from transactions	(4,450)	(1,939)	(168,942)	1	(899)
Net assets at beginning of year	220,876	3,511	799,253	3,552	15,083
Net assets at end of year	$288,181	$1,808	$682,038	$3,597	$16,066

Accumulation unit activity
Units outstanding at beginning of year	57,245	3,735	523,064	—	5,757
Units purchased	—	—	6,051	—	274
Units redeemed	(864)	(1,945)	(111,607)	—	(627)
Units outstanding at end of year	56,381	1,790	417,508	—	5,404

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Res, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(4,717)	$2,092	$(611)	$(147)	$(596)
Net realized gain (loss) on sales of investments	2,902	45,676	6,600	263	85
Distributions from capital gains	—	—	3,209	—	2,968
Net change in unrealized appreciation (depreciation) of investments	162,471	6,796	17,294	3,882	8,810
Net increase (decrease) in net assets resulting from operations	160,656	54,564	26,492	3,998	11,267

Contract transactions
Contract purchase payments	—	—	150	—	—
Net transfers(1)	944	(122,320)	(16,412)	(1,164)	1
Contract charges	(2,884)	(187)	(60)	—	(430)
Contract terminations:
Surrender benefits	(753)	(10,105)	(6,793)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(2,693)	(132,612)	(23,115)	(1,164)	(429)
Net assets at beginning of year	994,659	467,273	116,467	10,059	50,498
Net assets at end of year	$1,152,622	$389,225	$119,844	$12,893	$61,336

Accumulation unit activity
Units outstanding at beginning of year	212,195	105,290	46,301	2,063	22,860
Units purchased	156	—	56	—	—
Units redeemed	(703)	(28,226)	(8,248)	(344)	(172)
Units outstanding at end of year	211,648	77,064	38,109	1,719	22,688

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Operations
Investment income (loss) — net	$(1,366)	$9,086	$331	$(61)	$25
Net realized gain (loss) on sales of investments	(1,095)	94	130	(102)	(10)
Distributions from capital gains	—	76,059	853	—	—
Net change in unrealized appreciation (depreciation) of investments	16,219	69,609	(1,910)	1,485	281
Net increase (decrease) in net assets resulting from operations	13,758	154,848	(596)	1,322	296

Contract transactions
Contract purchase payments	—	4,370	—	—	—
Net transfers(1)	(2)	129,523	(5)	4	59
Contract charges	(796)	(3,721)	(12)	—	—
Contract terminations:
Surrender benefits	—	(2,154)	(716)	—	—
Death benefits	—	(16,685)	—	—	—
Increase (decrease) from transactions	(798)	111,333	(733)	4	59
Net assets at beginning of year	107,359	1,694,278	15,803	3,159	3,130
Net assets at end of year	$120,319	$1,960,459	$14,474	$4,485	$3,485

Accumulation unit activity
Units outstanding at beginning of year	19,849	626,170	1,636	—	1,310
Units purchased	—	48,463	—	—	80
Units redeemed	(148)	(8,124)	(116)	—	—
Units outstanding at end of year	19,701	666,509	1,520	—	1,390

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB	Put VT Global Hlth Care, Cl IB
Operations
Investment income (loss) — net	$59	$88	$5	$1,312	$(26)
Net realized gain (loss) on sales of investments	(55)	(37)	—	(9,340)	3
Distributions from capital gains	—	—	—	—	190
Net change in unrealized appreciation (depreciation) of investments	1,410	300	(2)	8,839	19
Net increase (decrease) in net assets resulting from operations	1,414	351	3	811	186

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	58	88	(1)	42	1
Contract charges	(7)	(1)	—	(12)	—
Contract terminations:
Surrender benefits	(210)	(133)	—	(17,165)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(159)	(46)	(1)	(17,135)	1
Net assets at beginning of year	11,305	5,240	93	28,525	2,430
Net assets at end of year	$12,560	$5,545	$95	$12,201	$2,617

Accumulation unit activity
Units outstanding at beginning of year	5,559	2,323	—	15,138	—
Units purchased	31	58	—	—	—
Units redeemed	(109)	(92)	—	(8,882)	—
Units outstanding at end of year	5,481	2,289	—	6,256	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Lg Cap Gro, Cl IB	Put VT Lg Cap Val, Cl IA
Operations
Investment income (loss) — net	$5	$2,275	$(56)	$(2,042)	$127
Net realized gain (loss) on sales of investments	—	(3,048)	2	3,805	29
Distributions from capital gains	—	—	—	1,968	883
Net change in unrealized appreciation (depreciation) of investments	7	6,600	823	46,531	1,137
Net increase (decrease) in net assets resulting from operations	12	5,827	769	50,262	2,176

Contract transactions
Contract purchase payments	—	—	—	100	—
Net transfers(1)	(1)	—	(9)	—	—
Contract charges	—	(9)	(3)	(91)	(38)
Contract terminations:
Surrender benefits	—	(11,575)	—	(11,291)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(1)	(11,584)	(12)	(11,282)	(38)
Net assets at beginning of year	102	56,267	4,497	118,927	15,235
Net assets at end of year	$113	$50,510	$5,254	$157,907	$17,373

Accumulation unit activity
Units outstanding at beginning of year	—	22,651	1,356	59,366	9,221
Units purchased	—	—	—	48	—
Units redeemed	—	(4,260)	(1)	(4,088)	(23)
Units outstanding at end of year	—	18,391	1,355	55,326	9,198

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB
Operations
Investment income (loss) — net	$1,498	$(10)	$(391)	$(30)	$(93)
Net realized gain (loss) on sales of investments	4,423	12	(137)	370	26
Distributions from capital gains	10,101	—	3,479	178	355
Net change in unrealized appreciation (depreciation) of investments	2,142	478	3,238	609	2,215
Net increase (decrease) in net assets resulting from operations	18,164	480	6,189	1,127	2,503

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(40,032)	1	(75)	—	(6)
Contract charges	(65)	—	(8)	(13)	(7)
Contract terminations:
Surrender benefits	(12,349)	—	(252)	(2,841)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(52,446)	1	(335)	(2,854)	(13)
Net assets at beginning of year	171,925	1,766	28,216	6,266	10,241
Net assets at end of year	$137,643	$2,247	$34,070	$4,539	$12,731

Accumulation unit activity
Units outstanding at beginning of year	104,875	—	11,281	1,507	1,817
Units purchased	334	—	17	—	—
Units redeemed	(31,800)	—	(131)	(631)	(2)
Units outstanding at end of year	73,409	—	11,167	876	1,815

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Temp Foreign, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$1,757	$(1,522)	$47	$(962)	$(23,345)
Net realized gain (loss) on sales of investments	561	(1,709)	(1)	(6,486)	157,552
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	11,457	5,180	335	19,436	132,143
Net increase (decrease) in net assets resulting from operations	13,775	1,949	381	11,988	266,350

Contract transactions
Contract purchase payments	—	—	—	20	—
Net transfers(1)	(2,088)	9,308	(8)	(12)	(6)
Contract charges	(235)	(274)	—	(40)	(7,010)
Contract terminations:
Surrender benefits	(389)	(2,767)	—	(92,772)	(231,300)
Death benefits	(30,988)	(2,324)	—	—	—
Increase (decrease) from transactions	(33,700)	3,943	(8)	(92,804)	(238,316)
Net assets at beginning of year	81,139	112,429	1,947	81,666	1,821,724
Net assets at end of year	$61,214	$118,321	$2,320	$850	$1,849,758

Accumulation unit activity
Units outstanding at beginning of year	36,331	74,559	—	39,070	894,084
Units purchased	—	6,368	—	—	—
Units redeemed	(13,372)	(3,570)	—	(39,070)	(106,836)
Units outstanding at end of year	22,959	77,357	—	—	787,248

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

44	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(1,721)	$(5,959)	$—	$—	$—
Net realized gain (loss) on sales of investments	162	21,768	—	—	2
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	8,913	10,693	25	32	28
Net increase (decrease) in net assets resulting from operations	7,354	26,502	25	32	30

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(8)	(5)	—	(1)	(9)
Contract charges	(74)	(1,728)	—	—	—
Contract terminations:
Surrender benefits	(3,354)	(71,459)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(3,436)	(73,192)	—	(1)	(9)
Net assets at beginning of year	110,269	449,642	201	220	389
Net assets at end of year	$114,187	$402,952	$226	$251	$410

Accumulation unit activity
Units outstanding at beginning of year	94,332	382,577	—	—	—
Units purchased	—	—	—	—	—
Units redeemed	(2,874)	(61,667)	—	—	—
Units outstanding at end of year	91,458	320,910	—	—	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(7,575)	$(7,023)	$(27,531)	$(48,705)	$(96,228)
Net realized gain (loss) on sales of investments	10,643	8,918	141,987	276,611	389,568
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	37,963	59,594	108,399	117,595	438,534
Net increase (decrease) in net assets resulting from operations	41,031	61,489	222,855	345,501	731,874

Contract transactions
Contract purchase payments	20	—	—	150	42
Net transfers(1)	(11)	(7)	(5)	125	18
Contract charges	(4,391)	(3,590)	(18,813)	(40,325)	(39,831)
Contract terminations:
Surrender benefits	(48,030)	(22,313)	(510,921)	(511,259)	(297,314)
Death benefits	—	—	—	—	(484,798)
Increase (decrease) from transactions	(52,412)	(25,910)	(529,739)	(551,309)	(821,883)
Net assets at beginning of year	541,368	487,353	2,360,126	3,310,609	7,038,307
Net assets at end of year	$529,987	$522,932	$2,053,242	$3,104,801	$6,948,298

Accumulation unit activity
Units outstanding at beginning of year	494,946	398,486	1,998,360	2,108,502	4,412,942
Units purchased	—	—	—	—	—
Units redeemed	(49,543)	(20,176)	(423,513)	(341,181)	(505,802)
Units outstanding at end of year	445,403	378,310	1,574,847	1,767,321	3,907,140

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

46	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(42,597)	$(63,635)	$(11,434)	$(22,853)	$(112)
Net realized gain (loss) on sales of investments	25,432	270,582	34,644	29,856	607
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	333,649	365,042	62,046	157,818	1,343
Net increase (decrease) in net assets resulting from operations	316,484	571,989	85,256	164,821	1,838

Contract transactions
Contract purchase payments	20	7,000	—	—	—
Net transfers(1)	(8)	(4)	134	(7)	(605)
Contract charges	(200)	(7,610)	(14,564)	(4,351)	—
Contract terminations:
Surrender benefits	(17,992)	(260,075)	(72,082)	(87,760)	—
Death benefits	—	(157,701)	—	(19,116)	—
Increase (decrease) from transactions	(18,180)	(418,390)	(86,512)	(111,234)	(605)
Net assets at beginning of year	2,435,473	4,475,274	979,476	1,872,268	8,147
Net assets at end of year	$2,733,777	$4,628,873	$978,220	$1,925,855	$9,380

Accumulation unit activity
Units outstanding at beginning of year	1,405,779	2,488,434	690,956	1,332,441	3,046
Units purchased	—	3,532	—	—	—
Units redeemed	(9,450)	(221,931)	(59,127)	(77,248)	(236)
Units outstanding at end of year	1,396,329	2,270,035	631,829	1,255,193	2,810

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Operations
Investment income (loss) — net	$(4,138)	$—	$—	$—	$(2,132)
Net realized gain (loss) on sales of investments	11,252	1	2	1	(10,390)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	21,435	22	36	29	40,029
Net increase (decrease) in net assets resulting from operations	28,549	23	38	30	27,507

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	24,131	(2)	(5)	(5)	3,861
Contract charges	(775)	—	—	—	(380)
Contract terminations:
Surrender benefits	(16,984)	—	—	—	(8,934)
Death benefits	(2,862)	—	—	—	(1,175)
Increase (decrease) from transactions	3,510	(2)	(5)	(5)	(6,628)
Net assets at beginning of year	281,633	211	225	218	139,974
Net assets at end of year	$313,692	$232	$258	$243	$160,853

Accumulation unit activity
Units outstanding at beginning of year	99,162	—	—	—	49,912
Units purchased	9,148	—	—	—	1,627
Units redeemed	(6,059)	—	—	—	(3,736)
Units outstanding at end of year	102,251	—	—	—	47,803

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

48	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Wanger Intl
Operations
Investment income (loss) — net	$(2,874)
Net realized gain (loss) on sales of investments	(13,273)
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	55,611
Net increase (decrease) in net assets resulting from operations	39,464

Contract transactions
Contract purchase payments	—
Net transfers(1)	2,550
Contract charges	(670)
Contract terminations:
Surrender benefits	(14,550)
Death benefits	(2,381)
Increase (decrease) from transactions	(15,051)
Net assets at beginning of year	261,073
Net assets at end of year	$285,486

Accumulation unit activity
Units outstanding at beginning of year	102,367
Units purchased	1,383
Units redeemed	(6,622)
Units outstanding at end of year	97,128

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2022	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Operations
Investment income (loss) — net	$3,012	$7,954	$(168)	$(261)	$(274)
Net realized gain (loss) on sales of investments	(269)	(1,371)	1,123	2,590	18,982
Distributions from capital gains	17,178	—	1,721	26,652	1,687
Net change in unrealized appreciation or depreciation of investments	(60,130)	(55,395)	(7,683)	(39,909)	(32,867)
Net increase (decrease) in net assets resulting from operations	(40,209)	(48,812)	(5,007)	(10,928)	(12,472)

Contract transactions
Contract purchase payments	—	—	225	52,711	—
Net transfers(1)	(4,333)	5,065	321	(6,795)	5
Contract charges	(3)	(801)	(95)	(476)	(394)
Contract terminations:
Surrender benefits	—	(18,984)	(5,249)	(1,935)	(40,454)
Death benefits	—	(1,775)	—	—	—
Increase (decrease) from transactions	(4,336)	(16,495)	(4,798)	43,505	(40,843)
Net assets at beginning of year	201,372	344,943	17,055	178,532	68,202
Net assets at end of year	$156,827	$279,636	$7,250	$211,109	$14,887

Accumulation unit activity
Units outstanding at beginning of year	91,539	278,962	1,733	36,845	13,289
Units purchased	—	8,862	53	12,437	—
Units redeemed	(2,201)	(21,442)	(942)	(2,046)	(9,849)
Units outstanding at end of year	89,338	266,382	844	47,236	3,440

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

50	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	AC VP Disciplined Core Val, Cl I	AC VP Inflation Prot, Cl II	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Operations
Investment income (loss) — net	$258	$9,396	$9	$24	$(5,326)
Net realized gain (loss) on sales of investments	(54)	80	2	235	11,877
Distributions from capital gains	16,508	1,677	175	600	42,758
Net change in unrealized appreciation or depreciation of investments	(27,186)	(53,936)	(556)	(996)	(209,956)
Net increase (decrease) in net assets resulting from operations	(10,474)	(42,783)	(370)	(137)	(160,647)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(11,417)	(8)	—	56,650
Contract charges	(13)	(981)	—	(2)	(1,172)
Contract terminations:
Surrender benefits	(1,116)	(53,869)	—	(537)	(26,032)
Death benefits	—	(5,296)	—	—	(2,182)
Increase (decrease) from transactions	(1,129)	(71,563)	(8)	(539)	27,264
Net assets at beginning of year	75,414	350,153	1,466	5,030	476,918
Net assets at end of year	$63,811	$235,807	$1,088	$4,354	$343,535

Accumulation unit activity
Units outstanding at beginning of year	20,691	223,005	—	450	85,800
Units purchased	—	—	—	—	13,350
Units redeemed	(346)	(49,285)	—	(201)	(6,227)
Units outstanding at end of year	20,345	173,720	—	249	92,923

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	51

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon VIF Appr, Serv
Operations
Investment income (loss) — net	$491	$555	$(16)	$(1,221)	$(38)
Net realized gain (loss) on sales of investments	615	569	(1)	636	(3)
Distributions from capital gains	5,588	9,784	455	9,271	1,374
Net change in unrealized appreciation or depreciation of investments	(7,313)	(12,396)	(764)	(67,463)	(2,394)
Net increase (decrease) in net assets resulting from operations	(619)	(1,488)	(326)	(58,777)	(1,061)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	1	—	35,873	(3)
Contract charges	(25)	—	—	(265)	—
Contract terminations:
Surrender benefits	(624)	—	—	(6,023)	—
Death benefits	—	—	—	(535)	—
Increase (decrease) from transactions	(649)	1	—	29,050	(3)
Net assets at beginning of year	71,843	126,005	2,112	111,844	5,503
Net assets at end of year	$70,575	$124,518	$1,786	$82,117	$4,439

Accumulation unit activity
Units outstanding at beginning of year	15,799	42,262	—	16,596	—
Units purchased	—	—	—	7,997	—
Units redeemed	(145)	—	—	(1,378)	—
Units outstanding at end of year	15,654	42,262	—	23,215	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

52	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Operations
Investment income (loss) — net	$(61)	$(3,427)	$(2,850)	$(8,547)	$(4,714)
Net realized gain (loss) on sales of investments	12	1,997	62,923	69,818	(3,556)
Distributions from capital gains	86	—	—	—	107,011
Net change in unrealized appreciation or depreciation of investments	(1,731)	(48,607)	(110,231)	(78,434)	(257,273)
Net increase (decrease) in net assets resulting from operations	(1,694)	(50,037)	(50,158)	(17,163)	(158,532)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(3)	—	(9,246)	(106,977)	55,210
Contract charges	—	(48)	(961)	(1,352)	(504)
Contract terminations:
Surrender benefits	—	(69)	(67,185)	(5,927)	(11,793)
Death benefits	—	—	(6,858)	—	(1,116)
Increase (decrease) from transactions	(3)	(117)	(84,250)	(114,256)	41,797
Net assets at beginning of year	5,675	279,557	311,086	694,681	454,300
Net assets at end of year	$3,978	$229,403	$176,678	$563,262	$337,565

Accumulation unit activity
Units outstanding at beginning of year	—	87,211	78,836	193,197	154,951
Units purchased	—	—	—	—	22,213
Units redeemed	—	(45)	(23,074)	(31,670)	(5,112)
Units outstanding at end of year	—	87,166	55,762	161,527	172,052

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	53

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$1,179	$1,610	$2,146	$19,074	$(62)
Net realized gain (loss) on sales of investments	11	(232)	(6,515)	(16,315)	49
Distributions from capital gains	—	312	2,173	660	—
Net change in unrealized appreciation or depreciation of investments	(10)	(7,617)	(7,948)	(212,727)	(1,820)
Net increase (decrease) in net assets resulting from operations	1,180	(5,927)	(10,144)	(209,308)	(1,833)

Contract transactions
Contract purchase payments	75	—	—	—	—
Net transfers(1)	368,162	(860)	(2,455)	50,861	—
Contract charges	(80)	(18)	(330)	(4,443)	—
Contract terminations:
Surrender benefits	(18,134)	(656)	(34,194)	(60,708)	—
Death benefits	—	—	(3,503)	(32,349)	—
Increase (decrease) from transactions	350,023	(1,534)	(40,482)	(46,639)	—
Net assets at beginning of year	102,559	49,712	108,291	1,174,478	5,654
Net assets at end of year	$453,762	$42,251	$57,665	$918,531	$3,821

Accumulation unit activity
Units outstanding at beginning of year	79,664	9,665	43,799	661,246	—
Units purchased	373,204	—	29	33,349	—
Units redeemed	(21,806)	(693)	(18,892)	(63,912)	—
Units outstanding at end of year	431,062	8,972	24,936	630,683	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

54	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$(17,764)	$(79)	$(30)	$(519)	$(49)
Net realized gain (loss) on sales of investments	58,126	(152)	20	3,177	34
Distributions from capital gains	—	1,133	—	—	—
Net change in unrealized appreciation or depreciation of investments	(354,259)	(3,916)	(62)	(19,370)	(359)
Net increase (decrease) in net assets resulting from operations	(313,897)	(3,014)	(72)	(16,712)	(374)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(42,160)	(6)	3	1	—
Contract charges	(2,964)	(12)	—	(27)	—
Contract terminations:
Surrender benefits	(15,711)	(2,151)	—	(4,280)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(60,835)	(2,169)	3	(4,306)	—
Net assets at beginning of year	1,627,689	18,095	2,102	52,413	3,408
Net assets at end of year	$1,252,957	$12,912	$2,033	$31,395	$3,034

Accumulation unit activity
Units outstanding at beginning of year	270,771	8,578	—	14,059	—
Units purchased	—	—	—	—	—
Units redeemed	(12,047)	(1,504)	—	(1,773)	—
Units outstanding at end of year	258,724	7,074	—	12,286	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	55

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1
Operations
Investment income (loss) — net	$(69)	$2,387	$296	$964	$(185)
Net realized gain (loss) on sales of investments	(31)	(3,820)	(12)	(483)	46
Distributions from capital gains	3,293	—	—	575	—
Net change in unrealized appreciation or depreciation of investments	(4,130)	(72,598)	(33)	(7,725)	(4,335)
Net increase (decrease) in net assets resulting from operations	(937)	(74,031)	251	(6,669)	(4,474)

Contract transactions
Contract purchase payments	—	—	—	—	52,320
Net transfers(1)	(351)	(1,527)	(6)	555	895
Contract charges	—	(845)	—	(50)	—
Contract terminations:
Surrender benefits	—	(12,468)	—	(929)	—
Death benefits	—	(23,612)	—	—	—
Increase (decrease) from transactions	(351)	(38,452)	(6)	(424)	53,215
Net assets at beginning of year	9,345	498,976	1,716	36,759	9,470
Net assets at end of year	$8,057	$386,493	$1,961	$29,666	$58,211

Accumulation unit activity
Units outstanding at beginning of year	2,252	416,624	—	18,249	3,044
Units purchased	—	211	—	502	27,844
Units redeemed	(129)	(34,601)	—	(657)	—
Units outstanding at end of year	2,123	382,234	—	18,094	30,888

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

56	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating- Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Operations
Investment income (loss) — net	$(41)	$1,413	$(59,123)	$(8,062)	$1,298
Net realized gain (loss) on sales of investments	31	(32)	93,304	4,459	(7,911)
Distributions from capital gains	—	—	269,330	49,463	14,459
Net change in unrealized appreciation or depreciation of investments	(123)	(3,349)	(2,196,447)	(250,920)	(46,805)
Net increase (decrease) in net assets resulting from operations	(133)	(1,968)	(1,892,936)	(205,060)	(38,959)

Contract transactions
Contract purchase payments	—	—	—	300	—
Net transfers(1)	—	(736)	(70,681)	104	(4,362)
Contract charges	—	—	(15,694)	(3,457)	(701)
Contract terminations:
Surrender benefits	—	—	(108,139)	(3,483)	(45,667)
Death benefits	—	—	(3,379)	—	(4,754)
Increase (decrease) from transactions	—	(736)	(197,893)	(6,536)	(55,484)
Net assets at beginning of year	3,151	47,282	6,960,849	794,867	299,452
Net assets at end of year	$3,018	$44,578	$4,870,020	$583,271	$205,009

Accumulation unit activity
Units outstanding at beginning of year	—	3,820	1,102,435	105,729	193,233
Units purchased	—	—	18,768	15	35
Units redeemed	—	(553)	(48,552)	(1,158)	(38,422)
Units outstanding at end of year	—	3,267	1,072,651	104,586	154,846

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	57

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2
Operations
Investment income (loss) — net	$(11,728)	$(591)	$347	$84	$5,138
Net realized gain (loss) on sales of investments	1,928	4,801	(1,085)	1	425
Distributions from capital gains	75,250	1,310	2,396	49	106,515
Net change in unrealized appreciation or depreciation of investments	(271,552)	(49,852)	(13,099)	(314)	(202,247)
Net increase (decrease) in net assets resulting from operations	(206,102)	(44,332)	(11,441)	(180)	(90,169)

Contract transactions
Contract purchase payments	—	—	75	—	2,833
Net transfers(1)	(5,430)	4,115	24,427	2	6,941
Contract charges	(3,994)	(886)	(102)	—	(4,147)
Contract terminations:
Surrender benefits	(10,382)	(16,735)	(27,522)	—	(49,409)
Death benefits	—	(1,718)	(427)	—	—
Increase (decrease) from transactions	(19,806)	(15,224)	(3,549)	2	(43,782)
Net assets at beginning of year	1,281,665	181,327	42,800	2,614	1,048,253
Net assets at end of year	$1,055,757	$121,771	$27,810	$2,436	$914,302

Accumulation unit activity
Units outstanding at beginning of year	189,408	48,938	15,203	—	330,465
Units purchased	—	2,040	10,624	—	3,367
Units redeemed	(3,532)	(6,326)	(12,371)	—	(18,301)
Units outstanding at end of year	185,876	44,652	13,456	—	315,531

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

58	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Operations
Investment income (loss) — net	$(12)	$(303)	$(17,896)	$(3,585)	$(26)
Net realized gain (loss) on sales of investments	9	(162)	(12,729)	7,170	3
Distributions from capital gains	376	16,023	367,403	67,580	19
Net change in unrealized appreciation or depreciation of investments	(762)	(26,381)	(1,008,233)	(130,776)	(894)
Net increase (decrease) in net assets resulting from operations	(389)	(10,823)	(671,455)	(59,611)	(898)

Contract transactions
Contract purchase payments	—	100	—	—	—
Net transfers(1)	(4)	(83)	117,944	(23,413)	2
Contract charges	—	(442)	(2,688)	(709)	—
Contract terminations:
Surrender benefits	—	(1,921)	(16,275)	(19,295)	—
Death benefits	—	—	—	(1,719)	—
Increase (decrease) from transactions	(4)	(2,346)	98,981	(45,136)	2
Net assets at beginning of year	3,340	96,768	1,933,024	544,614	4,279
Net assets at end of year	$2,947	$83,599	$1,360,550	$439,867	$3,383

Accumulation unit activity
Units outstanding at beginning of year	—	16,069	272,609	146,209	—
Units purchased	—	—	24,382	—	—
Units redeemed	—	(441)	(3,634)	(12,981)	—
Units outstanding at end of year	—	15,628	293,357	133,228	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	59

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$(102)	$(809)	$(2,487)	$(36,280)	$(769)
Net realized gain (loss) on sales of investments	15	3,553	1,214	51,102	66,156
Distributions from capital gains	2,057	12,712	61,876	985,274	20,692
Net change in unrealized appreciation or depreciation of investments	(4,963)	(20,317)	(133,350)	(2,132,760)	(88,316)
Net increase (decrease) in net assets resulting from operations	(2,993)	(4,861)	(72,747)	(1,132,664)	(2,237)

Contract transactions
Contract purchase payments	—	75	—	—	—
Net transfers(1)	(2)	(9,390)	—	121,223	(144,708)
Contract charges	—	(909)	(55)	(5,142)	(2,180)
Contract terminations:
Surrender benefits	—	(72,606)	(1,162)	(139,176)	(53,721)
Death benefits	—	(3,514)	(3,922)	(2,215)	(4,729)
Increase (decrease) from transactions	(2)	(86,344)	(5,139)	(25,310)	(205,338)
Net assets at beginning of year	9,277	157,408	231,530	3,622,900	839,647
Net assets at end of year	$6,282	$66,203	$153,644	$2,464,926	$632,072

Accumulation unit activity
Units outstanding at beginning of year	—	147,538	42,628	652,265	286,575
Units purchased	—	—	—	30,527	—
Units redeemed	—	(83,158)	(1,183)	(28,994)	(69,664)
Units outstanding at end of year	—	64,380	41,445	653,798	216,911

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

60	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$(1,126)	$(22)	$(1,535)	$15	$13
Net realized gain (loss) on sales of investments	213	32	(356)	597	4
Distributions from capital gains	36,772	569	40,124	1,548	1,005
Net change in unrealized appreciation or depreciation of investments	(97,389)	(1,521)	(94,135)	(6,458)	(3,018)
Net increase (decrease) in net assets resulting from operations	(61,530)	(942)	(55,902)	(4,298)	(1,996)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	(4)	—	541
Contract charges	(97)	(24)	(837)	(18)	—
Contract terminations:
Surrender benefits	(6,493)	(153)	—	(3,154)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(6,590)	(177)	(841)	(3,172)	541
Net assets at beginning of year	284,026	4,446	175,105	21,062	10,114
Net assets at end of year	$215,906	$3,327	$118,362	$13,592	$8,659

Accumulation unit activity
Units outstanding at beginning of year	81,145	827	94,784	7,429	4,262
Units purchased	—	—	—	—	416
Units redeemed	(2,417)	(66)	(671)	(1,477)	—
Units outstanding at end of year	78,728	761	94,113	5,952	4,678

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	61

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Mn St Mid Cap, Ser II
Operations
Investment income (loss) — net	$(3,177)	$(58)	$(11,469)	$(54)	$(243)
Net realized gain (loss) on sales of investments	19,073	(332)	(37,952)	6	149
Distributions from capital gains	43,523	—	—	527	3,473
Net change in unrealized appreciation or depreciation of investments	(180,895)	(238)	(82,923)	(1,099)	(7,201)
Net increase (decrease) in net assets resulting from operations	(121,476)	(628)	(132,344)	(620)	(3,822)

Contract transactions
Contract purchase payments	—	—	2,833	—	—
Net transfers(1)	247	—	5,300	2	(1,161)
Contract charges	(1,457)	(2)	(3,763)	—	(160)
Contract terminations:
Surrender benefits	(69,951)	(36)	(116,807)	—	(11,281)
Death benefits	—	(893)	(23,313)	—	(1,127)
Increase (decrease) from transactions	(71,161)	(931)	(135,750)	2	(13,729)
Net assets at beginning of year	413,513	5,070	1,067,347	4,170	32,634
Net assets at end of year	$220,876	$3,511	$799,253	$3,552	$15,083

Accumulation unit activity
Units outstanding at beginning of year	69,483	4,710	606,707	—	10,958
Units purchased	48	—	10,542	—	—
Units redeemed	(12,286)	(975)	(94,185)	—	(5,201)
Units outstanding at end of year	57,245	3,735	523,064	—	5,757

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

62	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Res, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(12,148)	$(984)	$(418)	$(144)	$(988)
Net realized gain (loss) on sales of investments	45,258	29,892	630	21	37,993
Distributions from capital gains	124,852	16,276	13,740	2,012	7,460
Net change in unrealized appreciation or depreciation of investments	(372,000)	(152,635)	(44,251)	(6,180)	(71,737)
Net increase (decrease) in net assets resulting from operations	(214,038)	(107,451)	(30,299)	(4,291)	(27,272)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(2,242)	—	—	893	—
Contract charges	(3,744)	(225)	(59)	—	(1,553)
Contract terminations:
Surrender benefits	(121,921)	(17,902)	(801)	—	(159,034)
Death benefits	—	(55,149)	—	—	—
Increase (decrease) from transactions	(127,907)	(73,276)	(860)	893	(160,587)
Net assets at beginning of year	1,336,604	648,000	147,626	13,457	238,357
Net assets at end of year	$994,659	$467,273	$116,467	$10,059	$50,498

Accumulation unit activity
Units outstanding at beginning of year	230,985	120,368	46,639	1,768	88,416
Units purchased	40	—	—	295	—
Units redeemed	(18,830)	(15,078)	(338)	—	(65,556)
Units outstanding at end of year	212,195	105,290	46,301	2,063	22,860

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	63

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Operations
Investment income (loss) — net	$(1,446)	$3,616	$164	$(70)	$108
Net realized gain (loss) on sales of investments	(558)	13,091	1,188	(72)	11
Distributions from capital gains	42,057	168,875	644	2,139	133
Net change in unrealized appreciation or depreciation of investments	(92,114)	(416,164)	(2,145)	(7,507)	(1,346)
Net increase (decrease) in net assets resulting from operations	(52,061)	(230,582)	(149)	(5,510)	(1,094)

Contract transactions
Contract purchase payments	—	100	150	—	—
Net transfers(1)	(1)	(111,901)	(203)	—	113
Contract charges	(945)	(4,028)	(18)	—	—
Contract terminations:
Surrender benefits	(21,533)	(77,567)	(3,769)	—	—
Death benefits	—	(18,759)	—	—	—
Increase (decrease) from transactions	(22,479)	(212,155)	(3,840)	—	113
Net assets at beginning of year	181,899	2,137,015	19,792	8,669	4,111
Net assets at end of year	$107,359	$1,694,278	$15,803	$3,159	$3,130

Accumulation unit activity
Units outstanding at beginning of year	23,290	703,169	2,227	—	1,150
Units purchased	—	20,995	—	—	160
Units redeemed	(3,441)	(97,994)	(591)	—	—
Units outstanding at end of year	19,849	626,170	1,636	—	1,310

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

64	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB	Put VT Global Hlth Care, Cl IB
Operations
Investment income (loss) — net	$(62)	$350	$6	$1,518	$(23)
Net realized gain (loss) on sales of investments	60	19	—	(285)	4
Distributions from capital gains	2,816	435	2	608	216
Net change in unrealized appreciation or depreciation of investments	(7,219)	(1,589)	(10)	(2,945)	(352)
Net increase (decrease) in net assets resulting from operations	(4,405)	(785)	(2)	(1,104)	(155)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	186	(101)	—	—	2
Contract charges	(2)	(1)	—	(9)	—
Contract terminations:
Surrender benefits	(213)	(239)	—	(133)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(29)	(341)	—	(142)	2
Net assets at beginning of year	15,739	6,366	95	29,771	2,583
Net assets at end of year	$11,305	$5,240	$93	$28,525	$2,430

Accumulation unit activity
Units outstanding at beginning of year	5,553	2,525	—	15,215	—
Units purchased	103	—	—	—	—
Units redeemed	(97)	(202)	—	(77)	—
Units outstanding at end of year	5,559	2,323	—	15,138	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	65

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Lg Cap Gro, Cl IB	Put VT Lg Cap Val, Cl IA
Operations
Investment income (loss) — net	$5	$2,425	$16	$(1,900)	$42
Net realized gain (loss) on sales of investments	—	(1,780)	(4)	464	34
Distributions from capital gains	—	125	495	24,120	1,273
Net change in unrealized appreciation or depreciation of investments	(19)	(9,595)	(1,352)	(77,784)	(2,020)
Net increase (decrease) in net assets resulting from operations	(14)	(8,825)	(845)	(55,100)	(671)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	(7)	—	—
Contract charges	—	(14)	(3)	(86)	(37)
Contract terminations:
Surrender benefits	—	(91)	—	(1,343)	—
Death benefits	—	(5,658)	—	—	—
Increase (decrease) from transactions	—	(5,763)	(10)	(1,429)	(37)
Net assets at beginning of year	116	70,855	5,352	175,456	15,943
Net assets at end of year	$102	$56,267	$4,497	$118,927	$15,235

Accumulation unit activity
Units outstanding at beginning of year	—	24,863	1,357	60,023	9,243
Units purchased	—	—	—	—	—
Units redeemed	—	(2,212)	(1)	(657)	(22)
Units outstanding at end of year	—	22,651	1,356	59,366	9,221

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

66	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB
Operations
Investment income (loss) — net	$207	$(16)	$(392)	$(40)	$(87)
Net realized gain (loss) on sales of investments	2,391	11	14	153	25
Distributions from capital gains	15,668	130	4,091	977	1,657
Net change in unrealized appreciation or depreciation of investments	(26,530)	(525)	(8,431)	(3,085)	(4,821)
Net increase (decrease) in net assets resulting from operations	(8,264)	(400)	(4,718)	(1,995)	(3,226)

Contract transactions
Contract purchase payments	125	—	—	—	—
Net transfers(1)	(2,807)	2	(279)	—	(2)
Contract charges	(75)	—	(10)	(13)	(7)
Contract terminations:
Surrender benefits	(582)	—	(287)	(387)	—
Death benefits	(10,434)	—	—	—	—
Increase (decrease) from transactions	(13,773)	2	(576)	(400)	(9)
Net assets at beginning of year	193,962	2,164	33,510	8,661	13,476
Net assets at end of year	$171,925	$1,766	$28,216	$6,266	$10,241

Accumulation unit activity
Units outstanding at beginning of year	113,147	—	11,493	1,588	1,818
Units purchased	—	—	—	—	—
Units redeemed	(8,272)	—	(212)	(81)	(1)
Units outstanding at end of year	104,875	—	11,281	1,507	1,817

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	67

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Temp Foreign, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$1,414	$(1,705)	$(19)	$(982)	$(27,695)
Net realized gain (loss) on sales of investments	(185)	(7,799)	(4)	(178)	319,618
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(8,958)	1,954	(255)	(18,143)	(791,842)
Net increase (decrease) in net assets resulting from operations	(7,729)	(7,550)	(278)	(19,303)	(499,919)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(1,218)	(8,884)	(7)	(3)	(203,271)
Contract charges	(226)	(445)	—	—	(8,539)
Contract terminations:
Surrender benefits	(109)	(25,129)	—	—	(298,966)
Death benefits	(264)	(2,363)	—	—	—
Increase (decrease) from transactions	(1,817)	(36,821)	(7)	(3)	(510,776)
Net assets at beginning of year	90,685	156,800	2,232	100,972	2,832,419
Net assets at end of year	$81,139	$112,429	$1,947	$81,666	$1,821,724

Accumulation unit activity
Units outstanding at beginning of year	37,026	97,462	—	39,070	1,124,315
Units purchased	—	—	—	—	—
Units redeemed	(695)	(22,903)	—	—	(230,231)
Units outstanding at end of year	36,331	74,559	—	39,070	894,084

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

68	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(254)	$(7,626)	$—	$—	$(282)
Net realized gain (loss) on sales of investments	(30)	8,980	—	—	61,824
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(165)	(98,904)	(43)	(46)	(71,767)
Net increase (decrease) in net assets resulting from operations	(449)	(97,550)	(43)	(46)	(10,225)

Contract transactions
Contract purchase payments	112,153	—	—	—	46
Net transfers(1)	(4)	4,095	—	(1)	17
Contract charges	—	(1,848)	—	—	(1,237)
Contract terminations:
Surrender benefits	(1,866)	(17,390)	—	—	—
Death benefits	—	—	—	—	(290,676)
Increase (decrease) from transactions	110,283	(15,143)	—	(1)	(291,850)
Net assets at beginning of year	435	562,335	244	267	302,464
Net assets at end of year	$110,269	$449,642	$201	$220	$389

Accumulation unit activity
Units outstanding at beginning of year	—	398,367	—	—	243,255
Units purchased	95,899	33	—	—	—
Units redeemed	(1,567)	(15,823)	—	—	(243,255)
Units outstanding at end of year	94,332	382,577	—	—	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	69

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(8,102)	$(7,974)	$(35,702)	$(54,908)	$(102,791)
Net realized gain (loss) on sales of investments	5,323	78,489	107,525	140,789	403,464
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(120,707)	(225,096)	(727,711)	(849,861)	(1,836,835)
Net increase (decrease) in net assets resulting from operations	(123,486)	(154,581)	(655,888)	(763,980)	(1,536,162)

Contract transactions
Contract purchase payments	—	22	—	4	6
Net transfers(1)	(2)	(39)	(3)	(2)	443,098
Contract charges	(4,120)	(4,778)	(23,086)	(40,357)	(44,591)
Contract terminations:
Surrender benefits	(5,114)	(223,105)	(280,037)	(233,279)	(447,246)
Death benefits	(9,312)	—	(159,422)	—	(82,858)
Increase (decrease) from transactions	(18,548)	(227,900)	(462,548)	(273,634)	(131,591)
Net assets at beginning of year	683,402	869,834	3,478,562	4,348,223	8,706,060
Net assets at end of year	$541,368	$487,353	$2,360,126	$3,310,609	$7,038,307

Accumulation unit activity
Units outstanding at beginning of year	511,126	564,047	2,382,854	2,276,033	4,485,118
Units purchased	—	—	—	—	498,205
Units redeemed	(16,180)	(165,561)	(384,494)	(167,531)	(570,381)
Units outstanding at end of year	494,946	398,486	1,998,360	2,108,502	4,412,942

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

70	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(43,652)	$(73,184)	$(12,642)	$(24,586)	$(110)
Net realized gain (loss) on sales of investments	387,576	634,339	35,454	28,141	334
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(958,380)	(1,802,959)	(237,677)	(402,560)	(2,074)
Net increase (decrease) in net assets resulting from operations	(614,456)	(1,241,804)	(214,865)	(399,005)	(1,850)

Contract transactions
Contract purchase payments	212	—	—	—	—
Net transfers(1)	167	(612,165)	(3)	(3)	(204)
Contract charges	(249)	(8,686)	(14,564)	(4,911)	—
Contract terminations:
Surrender benefits	(652,391)	(389,390)	(72,795)	(97,706)	—
Death benefits	—	(97,022)	—	—	—
Increase (decrease) from transactions	(652,261)	(1,107,263)	(87,362)	(102,620)	(204)
Net assets at beginning of year	3,702,190	6,824,341	1,281,703	2,373,893	10,201
Net assets at end of year	$2,435,473	$4,475,274	$979,476	$1,872,268	$8,147

Accumulation unit activity
Units outstanding at beginning of year	1,705,102	3,087,107	749,844	1,400,606	3,122
Units purchased	—	—	—	—	—
Units redeemed	(299,323)	(598,673)	(58,888)	(68,165)	(76)
Units outstanding at end of year	1,405,779	2,488,434	690,956	1,332,441	3,046

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	71

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Operations
Investment income (loss) — net	$(4,375)	$—	$—	$—	$(2,116)
Net realized gain (loss) on sales of investments	26,277	—	1	—	(8,209)
Distributions from capital gains	—	—	—	—	53,743
Net change in unrealized appreciation or depreciation of investments	(73,126)	(42)	(52)	(48)	(110,540)
Net increase (decrease) in net assets resulting from operations	(51,224)	(42)	(51)	(48)	(67,122)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(19,701)	(2)	(4)	(1)	34,682
Contract charges	(1,024)	—	—	—	(440)
Contract terminations:
Surrender benefits	(30,373)	—	—	—	(11,832)
Death benefits	(2,850)	—	—	—	(1,069)
Increase (decrease) from transactions	(53,948)	(2)	(4)	(1)	21,341
Net assets at beginning of year	386,805	255	280	267	185,755
Net assets at end of year	$281,633	$211	$225	$218	$139,974

Accumulation unit activity
Units outstanding at beginning of year	114,410	—	—	—	43,283
Units purchased	—	—	—	—	10,615
Units redeemed	(15,248)	—	—	—	(3,986)
Units outstanding at end of year	99,162	—	—	—	49,912

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

72	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Wanger Intl
Operations
Investment income (loss) — net	$(1,336)
Net realized gain (loss) on sales of investments	(5,195)
Distributions from capital gains	47,855
Net change in unrealized appreciation or depreciation of investments	(163,854)
Net increase (decrease) in net assets resulting from operations	(122,530)

Contract transactions
Contract purchase payments	—
Net transfers(1)	63,329
Contract charges	(770)
Contract terminations:
Surrender benefits	(23,265)
Death benefits	(2,258)
Increase (decrease) from transactions	37,036
Net assets at beginning of year	346,567
Net assets at end of year	$261,073

Accumulation unit activity
Units outstanding at beginning of year	88,406
Units purchased	22,520
Units redeemed	(8,559)
Units outstanding at end of year	102,367

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	73

Notes to Financial Statement

1. ORGANIZATION

RiverSource of New York Variable Annuity Account 2 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life of NY. The following is a list of each variable annuity product funded through the Account.

RiverSource® Endeavor Select Variable Annuity (Endeavor Select)*

RiverSource® FlexChoice Select Variable Annuity (FlexChoice Select)*

RiverSource® Innovations Select Variable Annuity (Innovations Select)*

RiverSource® Innovations Variable Annuity (Innovations)*

RiverSource® Personal Portfolio Plus2 Variable Annuity (Personal Portfolio Plus2)*

RiverSource® Personal Portfolio Variable Annuity (Personal Portfolio)*

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2023, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period.

Division	Fund
AB VPS Bal Hedged Alloc, Cl B	AB VPS Balanced Hedged Allocation Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
AB VPS Relative Val, Cl B	AB VPS Relative Value Portfolio (Class B) (previously AB VPS Growth and Income Portfolio (Class B))
AB VPS Sus Gbl Thematic, Cl B	AB VPS Sustainable Global Thematic Portfolio (Class B)
AC VP Disciplined Core Val, Cl I	American Century VP Disciplined Core Value, Class I(1)
AC VP Inflation Prot, Cl II	American Century VP Inflation Protection, Class II(2)
AC VP Intl, Cl II	American Century VP International, Class II(3)
AC VP Mid Cap Val, Cl II	American Century VP Mid Cap Value, Class II(4)
AC VP Ultra, Cl II	American Century VP Ultra®, Class II(5)
AC VP Val, Cl I	American Century VP Value, Class I(6)
AC VP Val, Cl II	American Century VP Value, Class II(7)
BNY Mellon IP MidCap Stock, Serv	BNY Mellon Investment Portfolios, MidCap Stock Portfolio – Service Shares
BNY Mellon IP Tech Gro, Serv	BNY Mellon Investment Portfolios, Technology Growth Portfolio – Service Shares
BNY Mellon VIF Appr, Serv	BNY Mellon Variable Investment Fund, Appreciation Portfolio – Service Shares
CB Var Sm Cap Gro, Cl I	ClearBridge Variable Small Cap Growth Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Sm Cap Val, Cl 2	Columbia Variable Portfolio – Small Cap Value Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return, Cl 1	Credit Suisse Trust – Commodity Return Strategy Portfolio, Class 1
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Prin Blue Chip Gro, Cl 1	CTIVP® – Principal Blue Chip Growth Fund (Class 1)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)

74	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Division	Fund
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro, Serv Cl 2	Fidelity® VIP Growth Portfolio Service Class 2
Fid VIP Invest Gr, Serv Cl 2	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Rising Divd, Cl 2	Franklin Rising Dividends VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
Frank Sm Mid Cap Gro, Cl 2	Franklin Small-Mid Cap Growth VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI American Value, Ser II	Invesco V.I. American Value Fund, Series II Shares
Invesco VI Cap Appr, Ser I	Invesco V.I. Capital Appreciation Fund, Series I Shares
Invesco VI Cap Appr, Ser II	Invesco V.I. Capital Appreciation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Core Eq, Ser II	Invesco V.I. Core Equity Fund, Series II Shares
Invesco VI Dis Mid Cap Gro, Ser II	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares
Invesco VI EQV Intl Eq, Ser I	Invesco V.I. EQV International Equity Fund, Series I Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser I	Invesco V.I. Global Strategic Income Fund, Series I Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Hlth, Ser II	Invesco V.I. Health Care Fund, Series II Shares
Invesco VI Mn St Mid Cap, Ser II	Invesco V.I. Main Street Mid Cap Fund®, Series II Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Janus Henderson VIT Bal, Inst	Janus Henderson VIT Balanced Portfolio: Institutional Shares
Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Global Research Portfolio: Institutional Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Total Return, Serv Cl	MFS® Total Return Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
MS VIF US Real Est, Cl II	Morgan Stanley VIF U.S. Real Estate Portfolio, Class II Shares
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
Put VT Div Inc, Cl IA	Putnam VT Diversified Income Fund – Class IA Shares
Put VT Div Inc, Cl IB	Putnam VT Diversified Income Fund – Class IB Shares
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IA	Putnam VT High Yield Fund – Class IA Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Lg Cap Gro, Cl IB	Putnam VT Large Cap Growth Fund – Class IB Shares (previously Putnam VT Growth Opportunities Fund – Class IB Shares)
Put VT Lg Cap Val, Cl IA	Putnam VT Large Cap Value Fund – Class IA Shares
Put VT Lg Cap Val, Cl IB	Putnam VT Large Cap Value Fund – Class IB Shares
Put VT Research, Cl IB	Putnam VT Research Fund – Class IB Shares
Put VT Sm Cap Val, Cl IB	Putnam VT Small Cap Value Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Temp Foreign, Cl 2	Templeton Foreign VIP Fund – Class 2
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Temp Gro, Cl 2	Templeton Growth VIP Fund – Class 2
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Risk, Cl 2	Variable Portfolio – Managed Risk Fund (Class 2)
VP Man Risk US, Cl 2	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	75

Division	Fund
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 2	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
VP US Flex Gro, Cl 2	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
VP US Flex Mod Gro, Cl 2	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
Wanger Acorn	Wanger Acorn
Wanger Intl	Wanger International

(1)	American Century VP Disciplined Core Value, Class I is scheduled to reorganize into LVIP American Century Disciplined Core Value Fund, Standard Class II sometime during the second quarter of 2024.
(2)	American Century VP Inflation Protection, Class II is scheduled to reorganize into LVIP American Century Inflation Protection Fund, Service Class sometime during the second quarter of 2024.
(3)	American Century VP International, Class II is scheduled to reorganize into LVIP American Century International Fund, Service Class sometime during the second quarter of 2024.
(4)	American Century VP Mid Cap Value, Class II is scheduled to reorganize into LVIP American Century Mid Cap Value Fund, Service Class sometime during the second quarter of 2024.
(5)	American Century VP Ultra®, Class II is scheduled to reorganize into LVIP American Century Ultra® Fund, Service Class sometime during the second quarter of 2024.
(6)	American Century VP Value, Class I is scheduled to reorganize into LVIP American Century Value Fund, Standard Class II sometime during the second quarter of 2024.
(7)	American Century VP Value, Class II is scheduled to reorganize into LVIP American Century Value Fund, Service Class sometime during the second quarter of 2024.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2023.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

76	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY deducts a daily mortality and expense risk fee and a daily administrative charge equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

Product	Mortality and expense risk fee	Administrative charge
Endeavor Select	0.90% to 1.55% (depending on the contract and death benefit option selected)	0.15%
FlexChoice Select	1.55% to 1.90% (depending on the contract and death benefit option selected)	0.15%
Innovations Select	0.85% to 1.65% (depending on the contract and death benefit option selected)	0.15%
Innovations	0.85% to 1.50% (depending on the contract and death benefit option selected)	0.15%
Personal Portfolio Plus[2]	1.25%	0.15%
Personal Portfolio	1.25%	0.15%

4. CONTRACT CHARGES

RiverSource Life of NY deducts a contract administrative charge of $30 to $50 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary.

5. WITHDRAWAL CHARGES

RiverSource Life of NY may assess a withdrawal charge to help it recover certain expenses related to the sale of the annuity. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for withdrawals are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	77

7. INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2023 were as follows:

Division	Purchases
AB VPS Bal Hedged Alloc, Cl B	$11,163
AB VPS Intl Val, Cl B	16,183
AB VPS Lg Cap Gro, Cl B	595
AB VPS Relative Val, Cl B	23,501
AB VPS Sus Gbl Thematic, Cl B	948
AC VP Disciplined Core Val, Cl I	961
AC VP Inflation Prot, Cl II	34,015
AC VP Intl, Cl II	15
AC VP Mid Cap Val, Cl II	542
AC VP Ultra, Cl II	41,547
AC VP Val, Cl I	7,210
AC VP Val, Cl II	12,580
BNY Mellon IP MidCap Stock, Serv	73
BNY Mellon IP Tech Gro, Serv	2,207
BNY Mellon VIF Appr, Serv	421
CB Var Sm Cap Gro, Cl I	1
Col VP Bal, Cl 3	—
Col VP Disciplined Core, Cl 3	1,868
Col VP Divd Opp, Cl 3	51,169
Col VP Emer Mkts, Cl 3	13,923
Col VP Govt Money Mkt, Cl 3	20,957
Col VP Hi Yield Bond, Cl 3	2,820
Col VP Inc Opp, Cl 3	4,954
Col VP Inter Bond, Cl 3	25,417
Col VP Lg Cap Gro, Cl 3	—
Col VP Lg Cap Index, Cl 3	1
Col VP Overseas Core, Cl 3	245
Col VP Select Lg Cap Val, Cl 3	5
Col VP Select Mid Cap Gro, Cl 3	157
Col VP Select Mid Cap Val, Cl 3	4
Col VP Sm Cap Val, Cl 2	1,186
Col VP US Govt Mtge, Cl 3	14,140
CS Commodity Return, Cl 1	376
CTIVP BR Gl Infl Prot Sec, Cl 3	5,021
CTIVP Prin Blue Chip Gro, Cl 1	85
CTIVP Vty Sycamore Estb Val, Cl 3	2
EV VT Floating-Rate Inc, Init Cl	3,510
Fid VIP Contrafund, Serv Cl 2	227,247
Fid VIP Gro, Serv Cl 2	33,186
Fid VIP Invest Gr, Serv Cl 2	22,873
Fid VIP Mid Cap, Serv Cl 2	48,001
Fid VIP Overseas, Serv Cl 2	2,946
Frank Global Real Est, Cl 2	912
Frank Inc, Cl 2	291
Frank Mutual Shares, Cl 2	104,141
Frank Rising Divd, Cl 2	349
Frank Sm Cap Val, Cl 2	5,239
Frank Sm Mid Cap Gro, Cl 2	9,179
GS VIT Mid Cap Val, Inst	32,546
GS VIT U.S. Eq Insights, Inst	29
Invesco VI Am Fran, Ser II	189
Invesco VI American Value, Ser II	19,474
Invesco VI Cap Appr, Ser I	101
Invesco VI Cap Appr, Ser II	12,782
Invesco VI Comstock, Ser II	123,217
Invesco VI Core Eq, Ser I	7,748
Invesco VI Core Eq, Ser II	970
Invesco VI Dis Mid Cap Gro, Ser II	—

Division	Purchases
Invesco VI EQV Intl Eq, Ser I	$190
Invesco VI EQV Intl Eq, Ser II	341
Invesco VI Global, Ser II	30,992
Invesco VI Gbl Strat Inc, Ser I	—
Invesco VI Gbl Strat Inc, Ser II	19,989
Invesco VI Hlth, Ser II	6
Invesco VI Mn St Mid Cap, Ser II	955
Invesco VI Mn St Sm Cap, Ser II	10,926
Janus Henderson VIT Bal, Inst	7,887
Janus Henderson VIT Gbl Res, Inst	4,388
Janus Henderson VIT Res, Serv	165
MFS Mass Inv Gro Stock, Serv Cl	2,999
MFS New Dis, Serv Cl	1
MFS Total Return, Serv Cl	241,458
MFS Utilities, Serv Cl	1,362
MS VIF Dis, Cl II	7
MS VIF Global Real Est, Cl II	162
MS VIF US Real Est, Cl II	369
PIMCO VIT All Asset, Advisor Cl	307
Put VT Div Inc, Cl IA	6
Put VT Div Inc, Cl IB	1,741
Put VT Global Hlth Care, Cl IB	199
Put VT Hi Yield, Cl IA	5
Put VT Hi Yield, Cl IB	3,091
Put VT Intl Eq, Cl IB	3
Put VT Lg Cap Gro, Cl IB	2,067
Put VT Lg Cap Val, Cl IA	1,234
Put VT Lg Cap Val, Cl IB	14,274
Put VT Research, Cl IB	17
Put VT Sm Cap Val, Cl IB	3,822
Put VT Sus Leaders, Cl IA	221
Put VT Sus Leaders, Cl IB	413
Temp Foreign, Cl 2	3,923
Temp Global Bond, Cl 2	10,264
Temp Gro, Cl 2	75
VP Aggr, Cl 2	20
VP Aggr, Cl 4	—
VP Conserv, Cl 2	—
VP Conserv, Cl 4	—
VP Man Risk, Cl 2	—
VP Man Risk US, Cl 2	—
VP Man Vol Conserv, Cl 2	—
VP Man Vol Conserv Gro, Cl 2	21
VP Man Vol Gro, Cl 2	—
VP Man Vol Mod Gro, Cl 2	—
VP Mod, Cl 2	282
VP Mod, Cl 4	908
VP Mod Aggr, Cl 2	20
VP Mod Aggr, Cl 4	7,000
VP Mod Conserv, Cl 2	137
VP Mod Conserv, Cl 4	—
VP Ptnrs Core Eq, Cl 3	217
VP Ptnrs Sm Cap Val, Cl 3	28,733
VP US Flex Conserv Gro, Cl 2	—
VP US Flex Gro, Cl 2	—
VP US Flex Mod Gro, Cl 2	—
Wanger Acorn	8,998
Wanger Intl	24,536

78	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Bal Hedged Alloc, Cl B
2023	56	$2.03	to	$1.83	$110	1.04%	1.00%	to	1.70%	11.54%	to	10.77%
2022	89	$1.82	to	$1.65	$157	3.06%	1.00%	to	1.70%	(19.98%)	to	(20.53%)
2021	92	$2.28	to	$2.07	$201	0.26%	1.00%	to	1.70%	12.24%	to	11.45%
2020	91	$2.03	to	$1.86	$179	2.17%	1.00%	to	1.70%	8.16%	to	7.41%
2019	91	$1.87	to	$1.73	$165	2.33%	1.00%	to	1.70%	17.03%	to	16.21%
AB VPS Intl Val, Cl B
2023	237	$1.41	to	$1.23	$282	0.68%	1.00%	to	2.05%	13.69%	to	12.51%
2022	266	$1.24	to	$1.09	$280	4.19%	1.00%	to	2.05%	(14.65%)	to	(15.54%)
2021	279	$1.46	to	$1.29	$345	1.72%	1.00%	to	2.05%	9.75%	to	8.60%
2020	279	$1.33	to	$1.19	$316	1.52%	1.00%	to	2.05%	1.20%	to	0.14%
2019	325	$1.31	to	$1.19	$364	0.76%	1.00%	to	2.05%	15.63%	to	14.41%
AB VPS Lg Cap Gro, Cl B
2023	1	$8.03	to	$7.02	$9	—	1.00%	to	1.65%	33.45%	to	32.59%
2022	1	$6.02	to	$5.29	$7	—	1.00%	to	1.65%	(29.39%)	to	(29.85%)
2021	2	$8.52	to	$7.54	$17	—	1.00%	to	1.65%	27.37%	to	26.55%
2020	2	$6.69	to	$5.96	$15	—	1.00%	to	1.65%	33.80%	to	32.94%
2019	2	$5.00	to	$4.48	$12	—	1.00%	to	1.65%	33.02%	to	32.17%
AB VPS Relative Val, Cl B
2023	46	$5.12	to	$3.55	$228	1.29%	1.00%	to	2.05%	10.61%	to	9.46%
2022	47	$4.63	to	$3.24	$211	1.06%	1.00%	to	2.05%	(5.37%)	to	(6.35%)
2021	37	$4.89	to	$3.46	$179	0.63%	1.00%	to	2.05%	26.57%	to	25.25%
2020	38	$3.86	to	$2.76	$147	1.35%	1.00%	to	2.05%	1.45%	to	0.39%
2019	38	$3.81	to	$2.75	$142	1.03%	1.00%	to	2.05%	22.38%	to	21.11%
AB VPS Sus Gbl Thematic, Cl B
2023	3	$4.06	to	$2.52	$16	0.03%	1.00%	to	2.05%	14.55%	to	13.36%
2022	3	$3.54	to	$2.22	$15	—	1.00%	to	2.05%	(27.89%)	to	(28.65%)
2021	13	$4.92	to	$3.11	$68	—	1.00%	to	2.05%	21.35%	to	20.08%
2020	14	$4.05	to	$2.59	$58	0.45%	1.00%	to	2.05%	37.70%	to	36.25%
2019	14	$2.94	to	$1.90	$43	0.16%	1.00%	to	2.05%	28.49%	to	27.15%
AC VP Disciplined Core Val, Cl I
2023	18	$3.36	to	$3.36	$60	1.51%	1.40%	to	1.40%	7.15%	to	7.15%
2022	20	$3.14	to	$3.14	$64	1.78%	1.40%	to	1.40%	(13.95%)	to	(13.95%)
2021	21	$3.65	to	$3.65	$75	1.08%	1.40%	to	1.40%	21.93%	to	21.93%
2020	22	$2.99	to	$2.99	$65	1.96%	1.40%	to	1.40%	10.25%	to	10.25%
2019	22	$2.71	to	$2.71	$61	2.01%	1.40%	to	1.40%	22.23%	to	22.23%
AC VP Inflation Prot, Cl II
2023	181	$1.41	to	$1.25	$250	3.35%	1.05%	to	1.70%	2.32%	to	1.66%
2022	174	$1.38	to	$1.23	$236	4.87%	1.05%	to	1.70%	(13.98%)	to	(14.54%)
2021	223	$1.60	to	$1.44	$350	3.18%	1.05%	to	1.70%	5.16%	to	4.48%
2020	201	$1.52	to	$1.38	$302	1.29%	1.05%	to	1.70%	8.41%	to	7.71%
2019	244	$1.41	to	$1.28	$337	2.29%	1.05%	to	1.70%	7.76%	to	7.06%
AC VP Intl, Cl II
2023	—	$1.90	to	$2.02	$1	1.23%	1.05%	to	1.70%	11.25%	to	10.54%
2022	—	$1.71	to	$1.83	$1	1.30%	1.05%	to	1.70%	(25.64%)	to	(26.13%)
2021	—	$2.30	to	$2.48	$1	0.02%	1.05%	to	1.70%	7.47%	to	6.77%
2020	—	$2.14	to	$2.32	$1	0.37%	1.05%	to	1.70%	24.35%	to	23.53%
2019	—	$1.72	to	$1.88	$1	0.71%	1.05%	to	1.70%	26.80%	to	25.97%
AC VP Mid Cap Val, Cl II
2023	0	$3.55	to	$3.08	$4	2.18%	1.00%	to	2.05%	4.97%	to	3.88%
2022	0	$3.38	to	$2.97	$4	2.10%	1.00%	to	2.05%	(2.37%)	to	(3.39%)
2021	0	$3.46	to	$3.07	$5	1.01%	1.00%	to	2.05%	21.79%	to	20.53%
2020	1	$2.84	to	$2.55	$5	1.65%	1.00%	to	2.05%	0.11%	to	(0.95%)
2019	1	$2.84	to	$2.57	$5	1.91%	1.00%	to	2.05%	27.72%	to	26.38%

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	79

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Ultra, Cl II
2023	76	$6.50	to	$5.65	$397	—	1.00%	to	2.05%	41.85%	to	40.38%
2022	93	$4.58	to	$4.02	$344	—	1.00%	to	2.05%	(33.13%)	to	(33.83%)
2021	86	$6.86	to	$6.08	$477	—	1.00%	to	2.05%	21.77%	to	20.50%
2020	92	$5.63	to	$5.05	$420	—	1.00%	to	2.05%	48.07%	to	46.52%
2019	162	$3.80	to	$3.44	$500	—	1.00%	to	2.05%	33.12%	to	31.73%
AC VP Val, Cl I
2023	14	$4.85	to	$4.85	$69	2.36%	1.40%	to	1.40%	7.59%	to	7.59%
2022	16	$4.51	to	$4.51	$71	2.10%	1.40%	to	1.40%	(0.85%)	to	(0.85%)
2021	16	$4.55	to	$4.55	$72	1.68%	1.40%	to	1.40%	22.78%	to	22.78%
2020	20	$3.71	to	$3.71	$75	2.32%	1.40%	to	1.40%	(0.43%)	to	(0.43%)
2019	21	$3.72	to	$3.72	$79	2.10%	1.40%	to	1.40%	25.27%	to	25.27%
AC VP Val, Cl II
2023	42	$3.46	to	$3.00	$134	2.25%	1.00%	to	2.05%	7.94%	to	6.81%
2022	42	$3.20	to	$2.81	$125	1.95%	1.00%	to	2.05%	(0.69%)	to	(1.72%)
2021	42	$3.22	to	$2.86	$126	1.60%	1.00%	to	2.05%	23.05%	to	21.75%
2020	42	$2.62	to	$2.35	$103	2.19%	1.00%	to	2.05%	(0.19%)	to	(1.21%)
2019	42	$2.62	to	$2.38	$104	1.97%	1.00%	to	2.05%	25.65%	to	24.35%
BNY Mellon IP MidCap Stock, Serv
2023	0	$2.97	to	$2.95	$2	0.54%	1.05%	to	1.70%	16.76%	to	16.00%
2022	0	$2.54	to	$2.54	$2	0.45%	1.05%	to	1.70%	(15.18%)	to	(15.73%)
2021	0	$3.00	to	$3.02	$2	0.43%	1.05%	to	1.70%	24.25%	to	23.44%
2020	0	$2.41	to	$2.44	$2	0.54%	1.05%	to	1.70%	6.72%	to	6.02%
2019	0	$2.26	to	$2.31	$2	0.39%	1.05%	to	1.70%	18.61%	to	17.84%
BNY Mellon IP Tech Gro, Serv
2023	18	$5.91	to	$5.19	$100	—	1.05%	to	1.70%	57.35%	to	56.33%
2022	23	$3.76	to	$3.32	$82	—	1.05%	to	1.70%	(47.08%)	to	(47.42%)
2021	17	$7.10	to	$6.31	$112	—	1.05%	to	1.70%	11.47%	to	10.74%
2020	16	$6.37	to	$5.70	$100	0.08%	1.05%	to	1.70%	67.80%	to	66.72%
2019	34	$3.80	to	$3.42	$122	—	1.05%	to	1.70%	24.20%	to	23.40%
BNY Mellon VIF Appr, Serv
2023	—	$4.11	to	$3.81	$5	0.49%	1.05%	to	1.70%	19.41%	to	18.64%
2022	—	$3.44	to	$3.21	$4	0.43%	1.05%	to	1.70%	(19.11%)	to	(19.63%)
2021	—	$4.25	to	$4.00	$6	0.20%	1.05%	to	1.70%	25.45%	to	24.64%
2020	—	$3.39	to	$3.21	$4	0.55%	1.05%	to	1.70%	22.09%	to	21.30%
2019	—	$2.78	to	$2.64	$4	0.92%	1.05%	to	1.70%	34.36%	to	33.49%
CB Var Sm Cap Gro, Cl I
2023	—	$4.32	to	$3.76	$4	—	1.00%	to	2.05%	7.33%	to	6.21%
2022	—	$4.03	to	$3.54	$4	—	1.00%	to	2.05%	(29.55%)	to	(30.29%)
2021	—	$5.72	to	$5.07	$6	—	1.00%	to	2.05%	11.49%	to	10.33%
2020	—	$5.13	to	$4.60	$5	—	1.00%	to	2.05%	41.84%	to	40.36%
2019	—	$3.62	to	$3.28	$4	—	1.00%	to	2.05%	25.61%	to	24.30%
Col VP Bal, Cl 3
2023	85	$3.15	to	$3.15	$269	—	1.40%	to	1.40%	19.55%	to	19.55%
2022	87	$2.63	to	$2.63	$229	—	1.40%	to	1.40%	(17.90%)	to	(17.90%)
2021	87	$3.21	to	$3.21	$280	—	1.40%	to	1.40%	13.14%	to	13.14%
2020	88	$2.84	to	$2.84	$249	—	1.40%	to	1.40%	15.95%	to	15.95%
2019	109	$2.45	to	$2.45	$267	—	1.40%	to	1.40%	21.08%	to	21.08%
Col VP Disciplined Core, Cl 3
2023	48	$3.62	to	$4.19	$186	—	1.00%	to	2.05%	23.00%	to	21.72%
2022	56	$2.94	to	$3.45	$177	—	1.00%	to	2.05%	(19.64%)	to	(20.47%)
2021	79	$3.66	to	$4.33	$311	—	1.00%	to	2.05%	31.25%	to	29.88%
2020	85	$2.79	to	$3.34	$257	—	1.00%	to	2.05%	12.85%	to	11.67%
2019	91	$2.47	to	$2.99	$244	—	1.00%	to	2.05%	23.39%	to	22.11%
Col VP Divd Opp, Cl 3
2023	169	$5.62	to	$2.70	$602	—	1.00%	to	2.05%	3.91%	to	2.83%
2022	162	$5.40	to	$2.63	$563	—	1.00%	to	2.05%	(2.22%)	to	(3.24%)
2021	193	$5.53	to	$2.72	$695	—	1.00%	to	2.05%	24.76%	to	23.46%
2020	202	$4.43	to	$2.20	$591	—	1.00%	to	2.05%	0.02%	to	(1.02%)
2019	264	$4.43	to	$2.22	$745	—	1.00%	to	2.05%	22.69%	to	21.41%

80	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Emer Mkts, Cl 3
2023	169	$1.28	to	$1.11	$356	—	1.00%	to	2.05%	8.22%	to	7.09%
2022	172	$1.19	to	$1.04	$338	—	1.00%	to	2.05%	(33.64%)	to	(34.34%)
2021	155	$1.79	to	$1.58	$454	0.94%	1.00%	to	2.05%	(8.25%)	to	(9.22%)
2020	146	$1.95	to	$1.74	$464	0.55%	1.00%	to	2.05%	32.04%	to	30.67%
2019	179	$1.47	to	$1.33	$442	0.18%	1.00%	to	2.05%	30.12%	to	28.76%
Col VP Govt Money Mkt, Cl 3
2023	405	$1.04	to	$0.83	$442	4.51%	1.00%	to	2.05%	3.56%	to	2.48%
2022	431	$1.00	to	$0.81	$454	1.86%	1.00%	to	2.05%	0.16%	to	(0.89%)
2021	80	$1.00	to	$0.82	$103	0.01%	1.00%	to	2.05%	(0.97%)	to	(2.01%)
2020	204	$1.01	to	$0.84	$226	0.22%	1.00%	to	2.05%	(0.72%)	to	(1.76%)
2019	349	$1.02	to	$0.85	$361	1.70%	1.00%	to	2.05%	0.74%	to	(0.30%)
Col VP Hi Yield Bond, Cl 3
2023	9	$1.88	to	$1.63	$46	5.42%	1.00%	to	2.05%	10.97%	to	9.81%
2022	9	$1.69	to	$1.48	$42	5.13%	1.00%	to	2.05%	(11.59%)	to	(12.51%)
2021	10	$1.91	to	$1.70	$50	4.98%	1.00%	to	2.05%	3.82%	to	2.74%
2020	9	$1.84	to	$1.65	$47	5.72%	1.00%	to	2.05%	5.49%	to	4.39%
2019	9	$1.75	to	$1.58	$45	7.02%	1.00%	to	2.05%	15.56%	to	14.36%
Col VP Inc Opp, Cl 3
2023	23	$1.81	to	$1.57	$58	5.02%	1.00%	to	2.05%	10.41%	to	9.26%
2022	25	$1.64	to	$1.43	$58	4.43%	1.00%	to	2.05%	(11.10%)	to	(12.03%)
2021	44	$1.84	to	$1.63	$108	9.01%	1.00%	to	2.05%	3.44%	to	2.36%
2020	40	$1.78	to	$1.59	$97	4.65%	1.00%	to	2.05%	4.68%	to	3.60%
2019	39	$1.70	to	$1.54	$91	5.61%	1.00%	to	2.05%	15.09%	to	13.88%
Col VP Inter Bond, Cl 3
2023	614	$1.55	to	$1.07	$938	2.21%	1.00%	to	2.05%	5.14%	to	4.04%
2022	631	$1.48	to	$1.03	$919	3.05%	1.00%	to	2.05%	(17.99%)	to	(18.84%)
2021	661	$1.80	to	$1.27	$1,174	3.18%	1.00%	to	2.05%	(1.34%)	to	(2.37%)
2020	668	$1.83	to	$1.30	$1,204	2.74%	1.00%	to	2.05%	11.33%	to	10.18%
2019	710	$1.64	to	$1.18	$1,151	3.07%	1.00%	to	2.05%	8.03%	to	6.90%
Col VP Lg Cap Gro, Cl 3
2023	—	$6.63	to	$4.96	$5	—	1.00%	to	2.05%	41.53%	to	40.06%
2022	—	$4.69	to	$3.54	$4	—	1.00%	to	2.05%	(32.13%)	to	(32.84%)
2021	—	$6.90	to	$5.27	$6	—	1.00%	to	2.05%	27.26%	to	25.93%
2020	—	$5.42	to	$4.18	$4	—	1.00%	to	2.05%	33.23%	to	31.84%
2019	7	$4.07	to	$3.17	$31	—	1.00%	to	2.05%	34.41%	to	33.01%
Col VP Lg Cap Index, Cl 3
2023	256	$6.39	to	$4.15	$1,539	—	1.00%	to	2.05%	24.57%	to	23.27%
2022	259	$5.13	to	$3.36	$1,253	—	1.00%	to	2.05%	(19.26%)	to	(20.10%)
2021	271	$6.35	to	$4.21	$1,628	—	1.00%	to	2.05%	26.94%	to	25.62%
2020	280	$5.00	to	$3.35	$1,327	—	1.00%	to	2.05%	16.73%	to	15.51%
2019	284	$4.28	to	$2.90	$1,157	—	1.00%	to	2.05%	29.65%	to	28.29%
Col VP Overseas Core, Cl 3
2023	5	$1.87	to	$1.62	$10	1.83%	1.00%	to	2.05%	14.33%	to	13.14%
2022	7	$1.63	to	$1.43	$13	0.82%	1.00%	to	2.05%	(15.65%)	to	(16.53%)
2021	9	$1.93	to	$1.71	$18	1.20%	1.00%	to	2.05%	8.79%	to	7.64%
2020	10	$1.78	to	$1.59	$18	1.56%	1.00%	to	2.05%	7.84%	to	6.70%
2019	11	$1.65	to	$1.49	$20	1.89%	1.00%	to	2.05%	24.07%	to	22.77%
Col VP Select Lg Cap Val, Cl 3
2023	—	$3.36	to	$3.23	$2	—	1.05%	to	1.70%	4.13%	to	3.46%
2022	—	$3.22	to	$3.12	$2	—	1.05%	to	1.70%	(2.98%)	to	(3.60%)
2021	—	$3.32	to	$3.24	$2	—	1.05%	to	1.70%	24.83%	to	24.02%
2020	—	$2.66	to	$2.61	$2	—	1.05%	to	1.70%	5.84%	to	5.15%
2019	—	$2.52	to	$2.48	$2	—	1.05%	to	1.70%	25.22%	to	24.41%
Col VP Select Mid Cap Gro, Cl 3
2023	10	$3.49	to	$3.29	$31	—	1.05%	to	1.70%	23.78%	to	22.98%
2022	12	$2.82	to	$2.68	$31	—	1.05%	to	1.70%	(31.64%)	to	(32.08%)
2021	14	$4.12	to	$3.94	$52	—	1.05%	to	1.70%	15.19%	to	14.45%
2020	23	$3.58	to	$3.44	$72	—	1.05%	to	1.70%	33.82%	to	32.96%
2019	25	$2.67	to	$2.59	$59	—	1.05%	to	1.70%	33.61%	to	32.75%

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	81

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Mid Cap Val, Cl 3
2023	—	$3.67	to	$3.19	$3	—	1.00%	to	2.05%	9.09%	to	7.95%
2022	—	$3.37	to	$2.95	$3	—	1.00%	to	2.05%	(10.46%)	to	(11.40%)
2021	—	$3.76	to	$3.33	$3	—	1.00%	to	2.05%	30.82%	to	29.46%
2020	—	$2.88	to	$2.58	$3	—	1.00%	to	2.05%	6.34%	to	5.23%
2019	—	$2.70	to	$2.45	$2	—	1.00%	to	2.05%	30.11%	to	28.76%
Col VP Sm Cap Val, Cl 2
2023	2	$3.48	to	$3.02	$10	0.42%	1.00%	to	2.05%	20.46%	to	19.20%
2022	2	$2.89	to	$2.54	$8	0.50%	1.00%	to	2.05%	(9.87%)	to	(10.82%)
2021	2	$3.21	to	$2.84	$9	0.52%	1.00%	to	2.05%	27.52%	to	26.20%
2020	3	$2.51	to	$2.25	$9	0.35%	1.00%	to	2.05%	7.51%	to	6.39%
2019	3	$2.34	to	$2.12	$8	0.28%	1.00%	to	2.05%	19.78%	to	18.53%
Col VP US Govt Mtge, Cl 3
2023	382	$1.13	to	$0.89	$402	2.65%	1.00%	to	2.05%	4.50%	to	3.41%
2022	382	$1.08	to	$0.86	$386	1.96%	1.00%	to	2.05%	(15.11%)	to	(16.00%)
2021	417	$1.27	to	$1.03	$499	1.92%	1.00%	to	2.05%	(2.04%)	to	(3.08%)
2020	419	$1.30	to	$1.06	$514	2.48%	1.00%	to	2.05%	3.92%	to	2.83%
2019	420	$1.25	to	$1.03	$498	2.70%	1.00%	to	2.05%	5.55%	to	4.45%
CS Commodity Return, Cl 1
2023	—	$0.76	to	$0.66	$2	20.58%	1.00%	to	2.05%	(10.02%)	to	(10.96%)
2022	—	$0.84	to	$0.74	$2	15.68%	1.00%	to	2.05%	14.88%	to	13.68%
2021	—	$0.73	to	$0.65	$2	4.92%	1.00%	to	2.05%	26.63%	to	25.31%
2020	—	$0.58	to	$0.52	$1	5.84%	1.00%	to	2.05%	(2.46%)	to	(3.49%)
2019	—	$0.59	to	$0.54	$1	0.88%	1.00%	to	2.05%	5.63%	to	4.54%
CTIVP BR Gl Infl Prot Sec, Cl 3
2023	19	$1.22	to	$1.06	$32	8.87%	1.00%	to	2.05%	2.92%	to	1.85%
2022	18	$1.19	to	$1.04	$30	4.37%	1.00%	to	2.05%	(18.41%)	to	(19.25%)
2021	18	$1.46	to	$1.29	$37	0.69%	1.00%	to	2.05%	3.44%	to	2.35%
2020	17	$1.41	to	$1.26	$34	0.55%	1.00%	to	2.05%	8.03%	to	6.91%
2019	18	$1.30	to	$1.18	$33	3.15%	1.00%	to	2.05%	6.74%	to	5.62%
CTIVP Prin Blue Chip Gro, Cl 1
2023	30	$2.65	to	$2.44	$79	—	1.00%	to	2.05%	38.15%	to	36.72%
2022	31	$1.92	to	$1.79	$58	—	1.00%	to	2.05%	(28.72%)	to	(29.46%)
2021	3	$2.69	to	$2.53	$9	—	1.00%	to	2.05%	17.39%	to	16.17%
2020	3	$2.29	to	$2.18	$8	—	1.00%	to	2.05%	30.62%	to	29.26%
2019	4	$1.75	to	$1.69	$8	—	1.00%	to	2.05%	30.44%	to	29.08%
CTIVP Vty Sycamore Estb Val, Cl 3
2023	—	$4.39	to	$3.81	$3	—	1.00%	to	2.05%	8.72%	to	7.59%
2022	—	$4.04	to	$3.54	$3	—	1.00%	to	2.05%	(3.85%)	to	(4.85%)
2021	—	$4.20	to	$3.72	$3	—	1.00%	to	2.05%	30.44%	to	29.08%
2020	—	$3.22	to	$2.89	$2	—	1.00%	to	2.05%	6.83%	to	5.71%
2019	—	$3.01	to	$2.73	$2	—	1.00%	to	2.05%	26.74%	to	25.41%
EV VT Floating-Rate Inc, Init Cl
2023	3	$1.44	to	$1.25	$49	8.21%	1.00%	to	2.05%	10.11%	to	8.96%
2022	3	$1.31	to	$1.15	$45	4.61%	1.00%	to	2.05%	(3.70%)	to	(4.71%)
2021	4	$1.36	to	$1.20	$47	2.90%	1.00%	to	2.05%	2.59%	to	1.52%
2020	3	$1.32	to	$1.18	$46	3.29%	1.00%	to	2.05%	0.98%	to	(0.07%)
2019	4	$1.31	to	$1.18	$44	4.30%	1.00%	to	2.05%	6.02%	to	4.91%
Fid VIP Contrafund, Serv Cl 2
2023	1,021	$7.52	to	$3.97	$6,062	0.26%	1.00%	to	2.05%	31.80%	to	30.43%
2022	1,073	$5.71	to	$3.04	$4,870	0.26%	1.00%	to	2.05%	(27.22%)	to	(27.98%)
2021	1,102	$7.84	to	$4.22	$6,961	0.03%	1.00%	to	2.05%	26.24%	to	24.93%
2020	1,142	$6.21	to	$3.38	$5,755	0.08%	1.00%	to	2.05%	28.94%	to	27.59%
2019	1,304	$4.82	to	$2.65	$5,084	0.22%	1.00%	to	2.05%	29.97%	to	28.61%
Fid VIP Gro, Serv Cl 2
2023	103	$8.40	to	$5.29	$771	0.00%	1.00%	to	1.70%	34.54%	to	33.61%
2022	105	$6.24	to	$3.96	$583	0.35%	1.00%	to	1.70%	(25.39%)	to	(25.91%)
2021	106	$8.37	to	$5.34	$795	—	1.00%	to	1.70%	21.69%	to	20.83%
2020	107	$6.88	to	$4.42	$664	0.04%	1.00%	to	1.70%	42.12%	to	41.13%
2019	109	$4.84	to	$3.13	$478	0.06%	1.00%	to	1.70%	32.65%	to	31.72%

82	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Invest Gr, Serv Cl 2
2023	158	$1.21	to	$1.05	$218	2.55%	1.00%	to	2.05%	4.95%	to	3.85%
2022	155	$1.15	to	$1.01	$205	1.99%	1.00%	to	2.05%	(14.07%)	to	(14.97%)
2021	193	$1.34	to	$1.19	$299	1.78%	1.00%	to	2.05%	(1.89%)	to	(2.89%)
2020	176	$1.36	to	$1.22	$279	1.84%	1.00%	to	2.05%	8.08%	to	6.96%
2019	227	$1.26	to	$1.14	$334	2.18%	1.00%	to	2.05%	8.31%	to	7.19%
Fid VIP Mid Cap, Serv Cl 2
2023	185	$7.42	to	$2.80	$1,184	0.39%	1.00%	to	2.05%	13.66%	to	12.48%
2022	186	$6.52	to	$2.49	$1,056	0.27%	1.00%	to	2.05%	(15.81%)	to	(16.69%)
2021	189	$7.75	to	$2.99	$1,282	0.34%	1.00%	to	2.05%	24.05%	to	22.76%
2020	209	$6.25	to	$2.43	$1,147	0.39%	1.00%	to	2.05%	16.70%	to	15.48%
2019	254	$5.35	to	$2.11	$1,177	0.67%	1.00%	to	2.05%	21.95%	to	20.67%
Fid VIP Overseas, Serv Cl 2
2023	42	$3.89	to	$1.91	$139	0.81%	1.00%	to	2.05%	19.03%	to	17.79%
2022	45	$3.27	to	$1.62	$122	0.83%	1.00%	to	2.05%	(25.43%)	to	(26.21%)
2021	49	$4.39	to	$2.20	$181	0.33%	1.00%	to	2.05%	18.21%	to	16.97%
2020	50	$3.71	to	$1.88	$158	0.23%	1.00%	to	2.05%	14.18%	to	13.00%
2019	51	$3.25	to	$1.66	$141	1.56%	1.00%	to	2.05%	26.23%	to	24.92%
Frank Global Real Est, Cl 2
2023	1	$2.34	to	$2.09	$2	4.15%	1.00%	to	1.65%	10.33%	to	9.61%
2022	13	$2.12	to	$1.91	$28	2.33%	1.00%	to	1.65%	(26.80%)	to	(27.27%)
2021	15	$2.89	to	$2.63	$43	0.90%	1.00%	to	1.65%	25.53%	to	24.72%
2020	17	$2.30	to	$2.11	$37	3.26%	1.00%	to	1.65%	(6.33%)	to	(6.93%)
2019	17	$2.46	to	$2.26	$42	2.63%	1.00%	to	1.65%	21.15%	to	20.37%
Frank Inc, Cl 2
2023	—	$2.06	to	$1.79	$3	5.16%	1.00%	to	2.05%	7.55%	to	6.42%
2022	—	$1.91	to	$1.68	$2	4.86%	1.00%	to	2.05%	(6.42%)	to	(7.39%)
2021	—	$2.04	to	$1.81	$3	4.65%	1.00%	to	2.05%	15.60%	to	14.38%
2020	—	$1.77	to	$1.58	$2	5.86%	1.00%	to	2.05%	(0.31%)	to	(1.35%)
2019	—	$1.77	to	$1.61	$2	5.35%	1.00%	to	2.05%	14.90%	to	13.70%
Frank Mutual Shares, Cl 2
2023	226	$3.46	to	$2.21	$738	1.98%	1.00%	to	1.70%	12.34%	to	11.56%
2022	316	$3.08	to	$1.98	$914	1.84%	1.00%	to	1.70%	(8.35%)	to	(8.99%)
2021	330	$3.36	to	$2.18	$1,048	2.94%	1.00%	to	1.70%	17.98%	to	17.16%
2020	334	$2.85	to	$1.86	$900	2.73%	1.00%	to	1.70%	(5.99%)	to	(6.64%)
2019	384	$3.03	to	$1.99	$1,100	1.80%	1.00%	to	1.70%	21.35%	to	20.50%
Frank Rising Divd, Cl 2
2023	—	$3.86	to	$3.69	$3	0.92%	1.05%	to	1.70%	10.91%	to	10.19%
2022	—	$3.48	to	$3.35	$3	0.80%	1.05%	to	1.70%	(11.50%)	to	(12.08%)
2021	—	$3.93	to	$3.80	$3	0.86%	1.05%	to	1.70%	25.47%	to	24.66%
2020	—	$3.13	to	$3.05	$3	1.24%	1.05%	to	1.70%	14.76%	to	14.02%
2019	—	$2.73	to	$2.68	$2	1.24%	1.05%	to	1.70%	27.88%	to	27.05%
Frank Sm Cap Val, Cl 2
2023	15	$6.35	to	$5.55	$91	0.52%	1.00%	to	1.65%	11.63%	to	10.91%
2022	16	$5.69	to	$5.00	$84	0.99%	1.00%	to	1.65%	(10.96%)	to	(11.53%)
2021	16	$6.39	to	$5.65	$97	1.01%	1.00%	to	1.65%	24.12%	to	23.32%
2020	17	$5.15	to	$4.59	$81	1.48%	1.00%	to	1.65%	4.14%	to	3.47%
2019	17	$4.94	to	$4.43	$79	1.08%	1.00%	to	1.65%	25.09%	to	24.28%
Frank Sm Mid Cap Gro, Cl 2
2023	294	$6.16	to	$3.41	$1,707	—	1.00%	to	1.70%	25.48%	to	24.61%
2022	293	$4.91	to	$2.73	$1,361	—	1.00%	to	1.70%	(34.35%)	to	(34.81%)
2021	273	$7.48	to	$4.19	$1,933	—	1.00%	to	1.70%	8.92%	to	8.16%
2020	272	$6.87	to	$3.88	$1,779	—	1.00%	to	1.70%	53.55%	to	52.48%
2019	316	$4.47	to	$2.54	$1,343	—	1.00%	to	1.70%	30.13%	to	29.22%
GS VIT Mid Cap Val, Inst
2023	134	$3.52	to	$3.06	$485	1.04%	1.00%	to	2.05%	10.32%	to	9.16%
2022	133	$3.19	to	$2.80	$440	0.68%	1.00%	to	2.05%	(10.88%)	to	(11.81%)
2021	146	$3.58	to	$3.18	$545	0.47%	1.00%	to	2.05%	29.65%	to	28.30%
2020	155	$2.76	to	$2.48	$449	0.60%	1.00%	to	2.05%	7.32%	to	6.20%
2019	173	$2.57	to	$2.33	$468	0.75%	1.00%	to	2.05%	30.22%	to	28.86%

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	83

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
GS VIT U.S. Eq Insights, Inst
2023	—	$4.80	to	$4.16	$4	0.71%	1.00%	to	2.05%	22.58%		to	21.30%
2022	—	$3.91	to	$3.43	$3	0.83%	1.00%	to	2.05%	(20.54%)		to	(21.36%)
2021	—	$4.92	to	$4.37	$4	0.83%	1.00%	to	2.05%	28.12%		to	26.78%
2020	—	$3.84	to	$3.44	$3	0.90%	1.00%	to	2.05%	16.38%		to	15.16%
2019	—	$3.30	to	$2.99	$3	1.31%	1.00%	to	2.05%	23.97%		to	22.67%
Invesco VI Am Fran, Ser II
2023	—	$3.57	to	$3.16	$9	—	1.00%	to	2.05%	39.20%		to	37.76%
2022	—	$2.56	to	$2.29	$6	—	1.00%	to	2.05%	(31.98%)		to	(32.69%)
2021	—	$3.77	to	$3.41	$9	—	1.00%	to	2.05%	10.54%		to	9.38%
2020	—	$3.41	to	$3.11	$8	—	1.00%	to	2.05%	40.58%		to	39.12%
2019	—	$2.43	to	$2.24	$6	—	1.00%	to	2.05%	35.07%		to	33.66%
Invesco VI American Value, Ser II
2023	59	$1.17	to	$1.15	$70	0.39%	1.00%	to	1.70%	14.15%		to	13.35%
2022	64	$1.02	to	$1.01	$66	0.35%	1.00%	to	1.70%	(3.83%)		to	(4.50%)
2021	148	$1.07	to	$1.06	$157	0.33%	1.00%	to	1.70%	6.55	%(6)	to	6.05	%(6)
Invesco VI Cap Appr, Ser I
2023	34	$4.95	to	$4.95	$170	—	1.40%	to	1.40%	33.50%		to	33.50%
2022	41	$3.71	to	$3.71	$154	—	1.40%	to	1.40%	(31.74%)		to	(31.74%)
2021	43	$5.43	to	$5.43	$232	—	1.40%	to	1.40%	20.87%		to	20.87%
2020	52	$4.49	to	$4.49	$232	—	1.40%	to	1.40%	34.69%		to	34.69%
2019	78	$3.34	to	$3.34	$260	0.06%	1.40%	to	1.40%	34.30%		to	34.30%
Invesco VI Cap Appr, Ser II
2023	628	$5.53	to	$3.84	$3,159	—	1.00%	to	2.05%	33.69%		to	32.30%
2022	654	$4.13	to	$2.90	$2,465	—	1.00%	to	2.05%	(31.65%)		to	(32.36%)
2021	652	$6.05	to	$4.29	$3,623	—	1.00%	to	2.05%	21.06%		to	19.80%
2020	667	$4.99	to	$3.58	$3,070	—	1.00%	to	2.05%	34.88%		to	33.48%
2019	732	$3.70	to	$2.69	$2,465	—	1.00%	to	2.05%	34.49%		to	33.09%
Invesco VI Comstock, Ser II
2023	210	$3.75	to	$3.26	$676	1.61%	1.00%	to	2.05%	10.98%		to	9.83%
2022	217	$3.38	to	$2.96	$632	1.30%	1.00%	to	2.05%	(0.15%)		to	(1.20%)
2021	287	$3.38	to	$3.00	$840	1.61%	1.00%	to	2.05%	31.72%		to	30.35%
2020	336	$2.57	to	$2.30	$750	2.41%	1.00%	to	2.05%	(2.08%)		to	(3.10%)
2019	384	$2.62	to	$2.38	$878	1.56%	1.00%	to	2.05%	23.70%		to	22.40%
Invesco VI Core Eq, Ser I
2023	74	$3.34	to	$3.34	$246	0.75%	1.40%	to	1.40%	21.65%		to	21.65%
2022	79	$2.74	to	$2.74	$216	0.92%	1.40%	to	1.40%	(21.65%)		to	(21.65%)
2021	81	$3.50	to	$3.50	$284	0.66%	1.40%	to	1.40%	25.96%		to	25.96%
2020	86	$2.78	to	$2.78	$239	1.35%	1.40%	to	1.40%	12.27%		to	12.27%
2019	118	$2.48	to	$2.48	$291	0.96%	1.40%	to	1.40%	27.17%		to	27.17%
Invesco VI Core Eq, Ser II
2023	1	$2.90	to	$2.58	$4	0.49%	1.00%	to	1.65%	21.87%		to	21.08%
2022	1	$2.38	to	$2.13	$3	0.63%	1.00%	to	1.65%	(21.54%)		to	(22.05%)
2021	1	$3.03	to	$2.74	$4	0.45%	1.00%	to	1.65%	26.11%		to	25.30%
2020	1	$2.40	to	$2.18	$4	1.10%	1.00%	to	1.65%	12.44%		to	11.72%
2019	1	$2.14	to	$1.95	$3	0.17%	1.00%	to	1.65%	27.39%		to	26.56%
Invesco VI Dis Mid Cap Gro, Ser II
2023	93	$1.35	to	$1.29	$131	—	1.00%	to	2.05%	11.73%		to	10.57%
2022	94	$1.20	to	$1.17	$118	—	1.00%	to	2.05%	(31.81%)		to	(32.53%)
2021	95	$1.77	to	$1.74	$175	—	1.00%	to	2.05%	17.61%		to	16.38%
2020	95	$1.50	to	$1.49	$150	—	1.00%	to	2.05%	50.19	%(5)	to	49.11	%(5)
Invesco VI EQV Intl Eq, Ser I
2023	4	$2.66	to	$2.66	$11	0.20%	1.40%	to	1.40%	16.51%		to	16.51%
2022	6	$2.29	to	$2.29	$14	1.49%	1.40%	to	1.40%	(19.44%)		to	(19.44%)
2021	7	$2.84	to	$2.84	$21	1.23%	1.40%	to	1.40%	4.42%		to	4.42%
2020	8	$2.72	to	$2.72	$22	2.29%	1.40%	to	1.40%	12.41%		to	12.41%
2019	9	$2.42	to	$2.42	$22	1.55%	1.40%	to	1.40%	26.79%		to	26.79%

84	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI EQV Intl Eq, Ser II
2023	4	$1.94	to	$1.69	$10	—	1.00%	to	2.05%	16.70%	to	15.49%
2022	5	$1.67	to	$1.46	$9	1.48%	1.00%	to	2.05%	(19.31%)	to	(20.15%)
2021	4	$2.06	to	$1.83	$10	1.09%	1.00%	to	2.05%	4.56%	to	3.47%
2020	4	$1.97	to	$1.77	$10	2.18%	1.00%	to	2.05%	12.61%	to	11.43%
2019	4	$1.75	to	$1.59	$9	1.29%	1.00%	to	2.05%	26.96%	to	25.63%
Invesco VI Global, Ser II
2023	56	$6.36	to	$2.80	$288	—	1.00%	to	2.05%	33.11%	to	31.73%
2022	57	$4.78	to	$2.12	$221	—	1.00%	to	2.05%	(32.62%)	to	(33.32%)
2021	69	$7.09	to	$3.19	$414	—	1.00%	to	2.05%	14.02%	to	12.84%
2020	70	$6.21	to	$2.82	$369	0.45%	1.00%	to	2.05%	26.07%	to	24.75%
2019	75	$4.93	to	$2.26	$313	0.64%	1.00%	to	2.05%	30.15%	to	28.78%
Invesco VI Gbl Strat Inc, Ser I
2023	2	$1.01	to	$1.01	$2	—	1.40%	to	1.40%	7.38%	to	7.38%
2022	4	$0.94	to	$0.94	$4	—	1.40%	to	1.40%	(12.69%)	to	(12.69%)
2021	5	$1.08	to	$1.08	$5	4.41%	1.40%	to	1.40%	(4.75%)	to	(4.75%)
2020	5	$1.13	to	$1.13	$6	5.75%	1.40%	to	1.40%	1.96%	to	1.96%
2019	6	$1.11	to	$1.11	$6	3.68%	1.40%	to	1.40%	9.27%	to	9.27%
Invesco VI Gbl Strat Inc, Ser II
2023	418	$1.81	to	$1.05	$682	—	1.00%	to	2.05%	7.53%	to	6.40%
2022	523	$1.68	to	$0.98	$799	—	1.00%	to	2.05%	(12.59%)	to	(13.50%)
2021	607	$1.92	to	$1.14	$1,067	4.42%	1.00%	to	2.05%	(4.52%)	to	(5.52%)
2020	572	$2.01	to	$1.20	$1,062	5.11%	1.00%	to	2.05%	1.97%	to	0.90%
2019	707	$1.97	to	$1.19	$1,287	3.45%	1.00%	to	2.05%	9.51%	to	8.36%
Invesco VI Hlth, Ser II
2023	—	$3.25	to	$2.82	$4	—	1.00%	to	2.05%	1.75%	to	0.69%
2022	—	$3.19	to	$2.80	$4	—	1.00%	to	2.05%	(14.40%)	to	(15.29%)
2021	—	$3.73	to	$3.31	$4	0.00%	1.00%	to	2.05%	10.93%	to	9.77%
2020	—	$3.36	to	$3.01	$4	0.10%	1.00%	to	2.05%	13.06%	to	11.88%
2019	—	$2.98	to	$2.69	$3	—	1.00%	to	2.05%	30.87%	to	29.50%
Invesco VI Mn St Mid Cap, Ser II
2023	5	$2.63	to	$2.53	$16	0.04%	1.05%	to	1.70%	12.96%	to	12.23%
2022	6	$2.33	to	$2.25	$15	0.06%	1.05%	to	1.70%	(15.35%)	to	(15.89%)
2021	11	$2.75	to	$2.68	$33	0.26%	1.05%	to	1.70%	21.58%	to	20.79%
2020	12	$2.26	to	$2.22	$29	0.50%	1.05%	to	1.70%	7.80%	to	7.10%
2019	12	$2.10	to	$2.07	$26	0.22%	1.05%	to	1.70%	23.73%	to	22.93%
Invesco VI Mn St Sm Cap, Ser II
2023	212	$7.18	to	$3.46	$1,153	0.96%	1.00%	to	2.05%	16.65%	to	15.44%
2022	212	$6.16	to	$3.00	$995	0.25%	1.00%	to	2.05%	(16.88%)	to	(17.74%)
2021	231	$7.41	to	$3.65	$1,337	0.18%	1.00%	to	2.05%	21.05%	to	19.79%
2020	240	$6.12	to	$3.05	$1,160	0.38%	1.00%	to	2.05%	18.44%	to	17.21%
2019	242	$5.17	to	$2.60	$991	—	1.00%	to	2.05%	24.88%	to	23.57%
Janus Henderson VIT Bal, Inst
2023	77	$5.05	to	$5.05	$389	1.92%	1.40%	to	1.40%	13.81%	to	13.81%
2022	105	$4.44	to	$4.44	$467	1.21%	1.40%	to	1.40%	(17.56%)	to	(17.56%)
2021	120	$5.38	to	$5.38	$648	0.91%	1.40%	to	1.40%	15.57%	to	15.57%
2020	125	$4.66	to	$4.66	$584	1.78%	1.40%	to	1.40%	12.72%	to	12.72%
2019	168	$4.13	to	$4.13	$693	1.91%	1.40%	to	1.40%	20.89%	to	20.89%
Janus Henderson VIT Gbl Res, Inst
2023	38	$3.14	to	$3.14	$120	0.90%	1.40%	to	1.40%	25.02%	to	25.02%
2022	46	$2.52	to	$2.52	$116	1.06%	1.40%	to	1.40%	(20.53%)	to	(20.53%)
2021	47	$3.17	to	$3.17	$148	0.51%	1.40%	to	1.40%	16.45%	to	16.45%
2020	53	$2.72	to	$2.72	$145	0.73%	1.40%	to	1.40%	18.39%	to	18.39%
2019	57	$2.30	to	$2.30	$132	0.99%	1.40%	to	1.40%	27.25%	to	27.25%
Janus Henderson VIT Res, Serv
2023	2	$4.73	to	$4.11	$13	0.06%	1.00%	to	2.05%	41.39%	to	39.92%
2022	2	$3.34	to	$2.93	$10	—	1.00%	to	2.05%	(30.76%)	to	(31.48%)
2021	2	$4.83	to	$4.28	$13	0.02%	1.00%	to	2.05%	18.86%	to	17.61%
2020	2	$4.06	to	$3.64	$12	0.22%	1.00%	to	2.05%	31.26%	to	29.89%
2019	2	$3.10	to	$2.80	$10	0.31%	1.00%	to	2.05%	33.87%	to	32.48%

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	85

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Mass Inv Gro Stock, Serv Cl
2023	23	$2.62	to	$2.47	$61	0.05%	1.00%	to	1.70%	22.48%	to	21.63%
2022	23	$2.14	to	$2.03	$50	—	1.00%	to	1.70%	(20.24%)	to	(20.80%)
2021	88	$2.69	to	$2.56	$238	0.03%	1.00%	to	1.70%	24.41%	to	23.55%
2020	90	$2.16	to	$2.07	$196	0.23%	1.00%	to	1.70%	20.98%	to	20.14%
2019	93	$1.79	to	$1.73	$166	0.35%	1.00%	to	1.70%	38.19%	to	37.23%
MFS New Dis, Serv Cl
2023	20	$6.20	to	$3.82	$120	—	1.00%	to	1.70%	13.12%	to	12.33%
2022	20	$5.48	to	$3.40	$107	—	1.00%	to	1.70%	(30.69%)	to	(31.17%)
2021	23	$7.91	to	$4.94	$182	—	1.00%	to	1.70%	0.56%	to	(0.14%)
2020	24	$7.87	to	$4.95	$186	—	1.00%	to	1.70%	44.14%	to	43.13%
2019	29	$5.46	to	$3.46	$158	—	1.00%	to	1.70%	39.87%	to	38.90%
MFS Total Return, Serv Cl
2023	667	$3.14	to	$2.05	$1,960	1.84%	1.00%	to	2.05%	9.12%	to	7.99%
2022	626	$2.87	to	$1.90	$1,694	1.50%	1.00%	to	2.05%	(10.73%)	to	(11.67%)
2021	703	$3.22	to	$2.15	$2,137	1.60%	1.00%	to	2.05%	12.70%	to	11.53%
2020	697	$2.86	to	$1.93	$1,883	2.06%	1.00%	to	2.05%	8.43%	to	7.30%
2019	679	$2.64	to	$1.80	$1,696	2.13%	1.00%	to	2.05%	18.92%	to	17.68%
MFS Utilities, Serv Cl
2023	2	$6.81	to	$2.35	$14	3.39%	1.00%	to	2.05%	(3.30%)	to	(4.31%)
2022	2	$7.04	to	$2.46	$16	2.16%	1.00%	to	2.05%	(0.52%)	to	(1.56%)
2021	2	$7.07	to	$2.49	$20	1.54%	1.00%	to	2.05%	12.69%	to	11.52%
2020	2	$6.28	to	$2.24	$19	1.79%	1.00%	to	2.05%	4.57%	to	3.48%
2019	5	$6.00	to	$2.16	$34	3.82%	1.00%	to	2.05%	23.56%	to	22.27%
MS VIF Dis, Cl II
2023	—	$3.43	to	$2.98	$4	—	1.00%	to	2.05%	42.70%	to	41.22%
2022	—	$2.40	to	$2.11	$3	—	1.00%	to	2.05%	(63.34%)	to	(63.72%)
2021	—	$6.55	to	$5.81	$9	—	1.00%	to	2.05%	(12.08%)	to	(13.00%)
2020	—	$7.45	to	$6.68	$10	—	1.00%	to	2.05%	149.54%	to	146.94%
2019	—	$2.99	to	$2.70	$4	—	1.00%	to	2.05%	38.58%	to	37.13%
MS VIF Global Real Est, Cl II
2023	1	$1.51	to	$1.31	$3	1.94%	1.00%	to	2.05%	9.38%	to	8.23%
2022	1	$1.38	to	$1.21	$3	4.40%	1.00%	to	2.05%	(26.93%)	to	(27.69%)
2021	1	$1.89	to	$1.67	$4	2.35%	1.00%	to	2.05%	22.61%	to	21.33%
2020	1	$1.54	to	$1.38	$4	4.47%	1.00%	to	2.05%	(15.71%)	to	(16.58%)
2019	1	$1.83	to	$1.65	$4	2.59%	1.00%	to	2.05%	16.88%	to	15.65%
MS VIF US Real Est, Cl II
2023	5	$1.66	to	$1.97	$13	1.98%	1.05%	to	1.70%	13.03%	to	12.30%
2022	6	$1.47	to	$1.75	$11	0.96%	1.05%	to	1.70%	(27.98%)	to	(28.45%)
2021	6	$2.04	to	$2.45	$16	1.85%	1.05%	to	1.70%	37.98%	to	37.09%
2020	6	$1.48	to	$1.79	$12	2.57%	1.05%	to	1.70%	(17.97%)	to	(18.49%)
2019	6	$1.80	to	$2.19	$14	1.65%	1.05%	to	1.70%	17.43%	to	16.67%
PIMCO VIT All Asset, Advisor Cl
2023	2	$1.61	to	$1.40	$6	2.84%	1.00%	to	2.05%	6.95%	to	5.83%
2022	2	$1.50	to	$1.32	$5	7.56%	1.00%	to	2.05%	(12.74%)	to	(13.66%)
2021	3	$1.72	to	$1.53	$6	10.89%	1.00%	to	2.05%	14.88%	to	13.69%
2020	3	$1.50	to	$1.34	$6	4.88%	1.00%	to	2.05%	6.83%	to	5.72%
2019	3	$1.40	to	$1.27	$6	2.82%	1.00%	to	2.05%	10.62%	to	9.47%
Put VT Div Inc, Cl IA
2023	0	$1.97	to	$1.97	$0	6.39%	1.40%	to	1.40%	3.55%	to	3.55%
2022	0	$1.90	to	$1.90	$0	6.90%	1.40%	to	1.40%	(3.42%)	to	(3.42%)
2021	0	$1.97	to	$1.97	$0	0.91%	1.40%	to	1.40%	(8.03%)	to	(8.03%)
2020	0	$2.14	to	$2.14	$0	7.83%	1.40%	to	1.40%	(2.13%)	to	(2.13%)
2019	0	$2.19	to	$2.19	$0	8.22%	1.40%	to	1.40%	10.01%	to	10.01%
Put VT Div Inc, Cl IB
2023	6	$1.95	to	$1.95	$12	6.18%	1.40%	to	1.40%	3.36%	to	3.36%
2022	15	$1.89	to	$1.89	$29	6.62%	1.40%	to	1.40%	(3.70%)	to	(3.70%)
2021	15	$1.96	to	$1.96	$30	0.69%	1.40%	to	1.40%	(8.24%)	to	(8.24%)
2020	18	$2.14	to	$2.14	$38	7.55%	1.40%	to	1.40%	(2.28%)	to	(2.28%)
2019	18	$2.19	to	$2.19	$40	3.13%	1.40%	to	1.40%	9.69%	to	9.69%

86	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Global Hlth Care, Cl IB
2023	—	$4.28	to	$4.19	$3	0.30%	1.05%	to	1.70%	8.00%	to	7.30%
2022	—	$3.96	to	$3.90	$2	0.40%	1.05%	to	1.70%	(5.67%)	to	(6.28%)
2021	—	$4.20	to	$4.16	$3	1.08%	1.05%	to	1.70%	18.15%	to	17.39%
2020	—	$3.55	to	$3.55	$2	0.49%	1.05%	to	1.70%	15.06%	to	14.32%
2019	—	$3.09	to	$3.10	$2	—	1.05%	to	1.70%	28.93%	to	28.10%
Put VT Hi Yield, Cl IA
2023	0	$2.65	to	$2.65	$0	5.46%	1.40%	to	1.40%	10.74%	to	10.74%
2022	0	$2.39	to	$2.39	$0	5.35%	1.40%	to	1.40%	(12.59%)	to	(12.59%)
2021	0	$2.74	to	$2.74	$0	4.84%	1.40%	to	1.40%	3.74%	to	3.74%
2020	0	$2.64	to	$2.64	$0	5.79%	1.40%	to	1.40%	4.04%	to	4.04%
2019	0	$2.54	to	$2.54	$0	12.85%	1.40%	to	1.40%	12.96%	to	12.96%
Put VT Hi Yield, Cl IB
2023	18	$2.75	to	$2.75	$51	5.33%	1.40%	to	1.40%	10.58%	to	10.58%
2022	23	$2.49	to	$2.49	$56	5.30%	1.40%	to	1.40%	(12.83%)	to	(12.83%)
2021	25	$2.85	to	$2.85	$71	4.78%	1.40%	to	1.40%	3.52%	to	3.52%
2020	26	$2.75	to	$2.75	$72	5.63%	1.40%	to	1.40%	3.74%	to	3.74%
2019	27	$2.65	to	$2.65	$72	5.74%	1.40%	to	1.40%	12.81%	to	12.81%
Put VT Intl Eq, Cl IB
2023	1	$2.95	to	$1.70	$5	0.04%	1.00%	to	1.70%	17.33%	to	16.52%
2022	1	$2.52	to	$1.46	$4	1.54%	1.00%	to	1.70%	(15.62%)	to	(16.20%)
2021	1	$2.98	to	$1.74	$5	1.15%	1.00%	to	1.70%	7.74%	to	6.99%
2020	1	$2.77	to	$1.63	$5	1.61%	1.00%	to	1.70%	10.98%	to	10.21%
2019	1	$2.49	to	$1.48	$4	2.66%	1.00%	to	1.70%	23.90%	to	23.05%
Put VT Lg Cap Gro, Cl IB
2023	55	$2.85	to	$2.85	$158	—	1.40%	to	1.40%	42.47%	to	42.47%
2022	59	$2.00	to	$2.00	$119	—	1.40%	to	1.40%	(31.47%)	to	(31.47%)
2021	60	$2.92	to	$2.92	$175	—	1.40%	to	1.40%	20.95%	to	20.95%
2020	62	$2.42	to	$2.42	$150	0.04%	1.40%	to	1.40%	36.78%	to	36.78%
2019	82	$1.77	to	$1.77	$145	0.13%	1.40%	to	1.40%	34.84%	to	34.84%
Put VT Lg Cap Val, Cl IA
2023	9	$1.89	to	$1.89	$17	2.21%	1.40%	to	1.40%	14.32%	to	14.32%
2022	9	$1.65	to	$1.65	$15	1.68%	1.40%	to	1.40%	(4.21%)	to	(4.21%)
2021	9	$1.72	to	$1.72	$16	1.37%	1.40%	to	1.40%	25.85%	to	25.85%
2020	9	$1.37	to	$1.37	$13	1.95%	1.40%	to	1.40%	4.58%	to	4.58%
2019	9	$1.31	to	$1.31	$12	3.74%	1.40%	to	1.40%	28.92%	to	28.92%
Put VT Lg Cap Val, Cl IB
2023	73	$1.91	to	$1.83	$138	2.41%	1.00%	to	1.65%	14.52%	to	13.78%
2022	105	$1.67	to	$1.61	$172	1.51%	1.00%	to	1.65%	(4.10%)	to	(4.72%)
2021	113	$1.74	to	$1.69	$194	1.19%	1.00%	to	1.65%	26.03%	to	25.22%
2020	123	$1.38	to	$1.35	$168	1.75%	1.00%	to	1.65%	4.76%	to	4.07%
2019	151	$1.32	to	$1.29	$197	2.15%	1.00%	to	1.65%	29.11%	to	28.27%
Put VT Research, Cl IB
2023	—	$6.28	to	$5.49	$2	0.79%	1.00%	to	1.65%	27.58%	to	26.76%
2022	—	$4.93	to	$4.33	$2	0.56%	1.00%	to	1.65%	(18.10%)	to	(18.64%)
2021	—	$6.01	to	$5.32	$2	0.09%	1.00%	to	1.65%	22.90%	to	22.10%
2020	—	$4.89	to	$4.36	$2	0.57%	1.00%	to	1.65%	18.71%	to	17.96%
2019	—	$4.12	to	$3.70	$1	1.11%	1.00%	to	1.65%	31.91%	to	31.06%
Put VT Sm Cap Val, Cl IB
2023	11	$2.74	to	$2.79	$34	0.15%	1.05%	to	1.70%	22.47%	to	21.67%
2022	11	$2.24	to	$2.29	$28	0.17%	1.05%	to	1.70%	(13.89%)	to	(14.45%)
2021	11	$2.60	to	$2.68	$34	0.72%	1.05%	to	1.70%	38.44%	to	37.55%
2020	12	$1.88	to	$1.95	$26	1.08%	1.05%	to	1.70%	2.88%	to	2.21%
2019	12	$1.82	to	$1.90	$25	0.65%	1.05%	to	1.70%	22.95%	to	22.14%
Put VT Sus Leaders, Cl IA
2023	1	$5.18	to	$5.18	$5	0.84%	1.40%	to	1.40%	24.66%	to	24.66%
2022	2	$4.16	to	$4.16	$6	0.81%	1.40%	to	1.40%	(23.79%)	to	(23.79%)
2021	2	$5.45	to	$5.45	$9	0.33%	1.40%	to	1.40%	22.12%	to	22.12%
2020	2	$4.47	to	$4.47	$7	0.62%	1.40%	to	1.40%	27.27%	to	27.27%
2019	2	$3.51	to	$3.51	$6	1.26%	1.40%	to	1.40%	34.82%	to	34.82%

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	87

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Sus Leaders, Cl IB
2023	2	$4.92	to	$4.48	$13	0.51%	1.00%	to	1.70%	24.86%	to	23.99%
2022	2	$3.94	to	$3.61	$10	0.54%	1.00%	to	1.70%	(23.68%)	to	(24.21%)
2021	2	$5.16	to	$4.77	$13	0.14%	1.00%	to	1.70%	22.30%	to	21.45%
2020	2	$4.22	to	$3.93	$11	0.41%	1.00%	to	1.70%	27.62%	to	26.72%
2019	2	$3.31	to	$3.10	$9	0.44%	1.00%	to	1.70%	35.00%	to	34.06%
Temp Foreign, Cl 2
2023	23	$2.80	to	$2.49	$61	3.60%	1.00%	to	1.65%	19.56%	to	18.79%
2022	36	$2.34	to	$2.10	$81	3.05%	1.00%	to	1.65%	(8.52%)	to	(9.12%)
2021	37	$2.56	to	$2.31	$91	1.81%	1.00%	to	1.65%	3.12%	to	2.46%
2020	37	$2.49	to	$2.25	$89	3.02%	1.00%	to	1.65%	(2.14%)	to	(2.77%)
2019	48	$2.54	to	$2.32	$118	1.72%	1.00%	to	1.65%	11.41%	to	10.69%
Temp Global Bond, Cl 2
2023	77	$1.03	to	$0.89	$118	—	1.00%	to	2.05%	1.86%	to	0.80%
2022	75	$1.01	to	$0.88	$112	—	1.00%	to	2.05%	(5.89%)	to	(6.88%)
2021	97	$1.07	to	$0.95	$157	—	1.00%	to	2.05%	(5.94%)	to	(6.92%)
2020	78	$1.14	to	$1.02	$134	7.70%	1.00%	to	2.05%	(6.23%)	to	(7.20%)
2019	86	$1.21	to	$1.10	$157	7.66%	1.00%	to	2.05%	1.00%	to	(0.06%)
Temp Gro, Cl 2
2023	—	$2.05	to	$1.78	$2	3.34%	1.00%	to	2.05%	19.81%	to	18.57%
2022	—	$1.71	to	$1.50	$2	0.16%	1.00%	to	2.05%	(12.38%)	to	(13.29%)
2021	—	$1.96	to	$1.73	$2	1.10%	1.00%	to	2.05%	3.83%	to	2.75%
2020	—	$1.88	to	$1.69	$2	2.98%	1.00%	to	2.05%	4.75%	to	3.66%
2019	—	$1.80	to	$1.63	$2	2.76%	1.00%	to	2.05%	14.02%	to	12.82%
VP Aggr, Cl 2
2023	—	$2.55	to	$2.21	$1	—	1.00%	to	2.05%	16.06%	to	14.85%
2022	39	$2.20	to	$1.93	$82	—	1.00%	to	2.05%	(19.00%)	to	(19.84%)
2021	39	$2.71	to	$2.40	$101	—	1.00%	to	2.05%	14.61%	to	13.41%
2020	—	$2.37	to	$2.12	$1	—	1.00%	to	2.05%	13.84%	to	12.65%
2019	—	$2.08	to	$1.88	$1	—	1.00%	to	2.05%	20.38%	to	19.12%
VP Aggr, Cl 4
2023	787	$2.55	to	$2.22	$1,850	—	1.00%	to	2.05%	16.03%	to	14.82%
2022	894	$2.20	to	$1.93	$1,822	—	1.00%	to	2.05%	(19.00%)	to	(19.85%)
2021	1,124	$2.72	to	$2.41	$2,832	—	1.00%	to	2.05%	14.62%	to	13.43%
2020	1,148	$2.37	to	$2.12	$2,531	—	1.00%	to	2.05%	13.82%	to	12.63%
2019	1,276	$2.08	to	$1.89	$2,481	—	1.00%	to	2.05%	20.47%	to	19.21%
VP Conserv, Cl 2
2023	91	$1.35	to	$1.17	$114	—	1.00%	to	2.05%	7.39%	to	6.27%
2022	94	$1.26	to	$1.10	$110	—	1.00%	to	2.05%	(16.38%)	to	(17.26%)
2021	—	$1.50	to	$1.33	$0	—	1.00%	to	2.05%	1.80%	to	0.73%
2020	33	$1.47	to	$1.32	$49	—	1.00%	to	2.05%	8.22%	to	7.09%
2019	33	$1.36	to	$1.23	$46	—	1.00%	to	2.05%	9.65%	to	8.50%
VP Conserv, Cl 4
2023	321	$1.35	to	$1.17	$403	—	1.00%	to	2.05%	7.32%	to	6.20%
2022	383	$1.26	to	$1.10	$450	—	1.00%	to	2.05%	(16.33%)	to	(17.21%)
2021	398	$1.50	to	$1.33	$562	—	1.00%	to	2.05%	1.80%	to	0.73%
2020	424	$1.48	to	$1.32	$591	—	1.00%	to	2.05%	8.15%	to	7.02%
2019	580	$1.36	to	$1.23	$759	—	1.00%	to	2.05%	9.65%	to	8.50%
VP Man Risk, Cl 2
2023	—	$1.19	to	$1.11	$0	—	1.00%	to	2.05%	11.14%	to	9.99%
2022	—	$1.07	to	$1.01	$0	—	1.00%	to	2.05%	(18.21%)	to	(19.06%)
2021	—	$1.30	to	$1.25	$0	—	1.00%	to	2.05%	9.62%	to	8.48%
2020	—	$1.19	to	$1.15	$0	—	1.00%	to	2.05%	6.72%	to	5.61%
2019	—	$1.12	to	$1.09	$0	—	1.00%	to	2.05%	14.90%	to	13.70%
VP Man Risk US, Cl 2
2023	—	$1.32	to	$1.24	$0	—	1.00%	to	2.05%	13.41%	to	12.22%
2022	—	$1.17	to	$1.10	$0	—	1.00%	to	2.05%	(18.04%)	to	(18.89%)
2021	—	$1.42	to	$1.36	$0	—	1.00%	to	2.05%	12.21%	to	11.04%
2020	—	$1.27	to	$1.23	$0	—	1.00%	to	2.05%	8.70%	to	7.56%
2019	—	$1.17	to	$1.14	$0	—	1.00%	to	2.05%	17.14%	to	15.92%

88	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Conserv, Cl 2
2023	0	$1.14	to	$1.02	$0	—	1.00%	to	2.05%	6.80%	to	5.69%
2022	0	$1.07	to	$0.97	$0	—	1.00%	to	2.05%	(16.83%)	to	(17.69%)
2021	243	$1.28	to	$1.18	$302	—	1.00%	to	2.05%	1.61%	to	0.54%
2020	245	$1.26	to	$1.17	$301	—	1.00%	to	2.05%	7.05%	to	5.93%
2019	246	$1.18	to	$1.11	$284	—	1.00%	to	2.05%	10.80%	to	9.65%
VP Man Vol Conserv Gro, Cl 2
2023	445	$1.23	to	$1.11	$530	—	1.00%	to	2.05%	8.89%	to	7.75%
2022	495	$1.13	to	$1.03	$541	—	1.00%	to	2.05%	(17.89%)	to	(18.75%)
2021	511	$1.38	to	$1.27	$683	—	1.00%	to	2.05%	4.40%	to	3.32%
2020	520	$1.32	to	$1.23	$669	—	1.00%	to	2.05%	8.07%	to	6.94%
2019	532	$1.22	to	$1.15	$636	—	1.00%	to	2.05%	12.86%	to	11.68%
VP Man Vol Gro, Cl 2
2023	378	$1.44	to	$1.29	$523	—	1.00%	to	2.05%	13.46%	to	12.27%
2022	398	$1.27	to	$1.15	$487	—	1.00%	to	2.05%	(20.23%)	to	(21.06%)
2021	564	$1.59	to	$1.46	$870	—	1.00%	to	2.05%	10.78%	to	9.62%
2020	579	$1.44	to	$1.33	$809	—	1.00%	to	2.05%	10.19%	to	9.04%
2019	608	$1.30	to	$1.22	$774	—	1.00%	to	2.05%	17.09%	to	15.86%
VP Man Vol Mod Gro, Cl 2
2023	1,575	$1.35	to	$1.21	$2,053	—	1.00%	to	2.05%	11.16%	to	10.00%
2022	1,998	$1.21	to	$1.10	$2,360	—	1.00%	to	2.05%	(18.97%)	to	(19.81%)
2021	2,383	$1.49	to	$1.37	$3,479	—	1.00%	to	2.05%	7.62%	to	6.49%
2020	2,511	$1.39	to	$1.29	$3,415	—	1.00%	to	2.05%	9.28%	to	8.13%
2019	2,964	$1.27	to	$1.19	$3,702	—	1.00%	to	2.05%	15.01%	to	13.81%
VP Mod, Cl 2
2023	1,767	$1.90	to	$1.65	$3,105	—	1.00%	to	2.05%	11.84%	to	10.68%
2022	2,109	$1.70	to	$1.49	$3,311	—	1.00%	to	2.05%	(17.44%)	to	(18.30%)
2021	2,276	$2.05	to	$1.82	$4,348	—	1.00%	to	2.05%	7.92%	to	6.79%
2020	2,469	$1.90	to	$1.70	$4,393	—	1.00%	to	2.05%	11.74%	to	10.58%
2019	3,098	$1.70	to	$1.54	$4,971	—	1.00%	to	2.05%	14.98%	to	13.78%
VP Mod, Cl 4
2023	3,907	$1.90	to	$1.65	$6,948	—	1.00%	to	2.05%	11.82%	to	10.66%
2022	4,413	$1.70	to	$1.49	$7,038	—	1.00%	to	2.05%	(17.41%)	to	(18.28%)
2021	4,485	$2.06	to	$1.82	$8,706	—	1.00%	to	2.05%	7.96%	to	6.83%
2020	4,819	$1.90	to	$1.71	$8,693	—	1.00%	to	2.05%	11.67%	to	10.50%
2019	5,755	$1.71	to	$1.54	$9,346	—	1.00%	to	2.05%	15.02%	to	13.82%
VP Mod Aggr, Cl 2
2023	1,396	$2.19	to	$1.90	$2,734	—	1.00%	to	2.05%	13.79%	to	12.61%
2022	1,406	$1.93	to	$1.69	$2,435	—	1.00%	to	2.05%	(18.41%)	to	(19.26%)
2021	1,705	$2.36	to	$2.09	$3,702	—	1.00%	to	2.05%	11.19%	to	10.03%
2020	1,818	$2.12	to	$1.90	$3,574	—	1.00%	to	2.05%	12.90%	to	11.72%
2019	1,855	$1.88	to	$1.70	$3,248	—	1.00%	to	2.05%	17.53%	to	16.30%
VP Mod Aggr, Cl 4
2023	2,270	$2.19	to	$1.90	$4,629	—	1.00%	to	2.05%	13.77%	to	12.58%
2022	2,488	$1.93	to	$1.69	$4,475	—	1.00%	to	2.05%	(18.39%)	to	(19.24%)
2021	3,087	$2.36	to	$2.09	$6,824	—	1.00%	to	2.05%	11.22%	to	10.05%
2020	3,255	$2.12	to	$1.90	$6,498	—	1.00%	to	2.05%	12.88%	to	11.70%
2019	3,745	$1.88	to	$1.70	$6,666	—	1.00%	to	2.05%	17.57%	to	16.34%
VP Mod Conserv, Cl 2
2023	632	$1.59	to	$1.38	$978	—	1.00%	to	2.05%	9.40%	to	8.27%
2022	691	$1.45	to	$1.28	$979	—	1.00%	to	2.05%	(16.92%)	to	(17.79%)
2021	750	$1.75	to	$1.55	$1,282	—	1.00%	to	2.05%	4.69%	to	3.60%
2020	780	$1.67	to	$1.50	$1,275	—	1.00%	to	2.05%	9.90%	to	8.75%
2019	807	$1.52	to	$1.38	$1,201	—	1.00%	to	2.05%	12.39%	to	11.21%
VP Mod Conserv, Cl 4
2023	1,255	$1.59	to	$1.38	$1,926	—	1.00%	to	2.05%	9.39%	to	8.25%
2022	1,332	$1.46	to	$1.28	$1,872	—	1.00%	to	2.05%	(16.94%)	to	(17.80%)
2021	1,401	$1.75	to	$1.55	$2,374	—	1.00%	to	2.05%	4.74%	to	3.64%
2020	1,521	$1.67	to	$1.50	$2,462	—	1.00%	to	2.05%	9.88%	to	8.73%
2019	1,098	$1.52	to	$1.38	$1,608	—	1.00%	to	2.05%	12.36%	to	11.19%

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT	89

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Core Eq, Cl 3
2023	3	$3.75	to	$3.26	$9	—	1.00%	to	2.05%	23.31%	to	22.03%
2022	3	$3.04	to	$2.67	$8	—	1.00%	to	2.05%	(18.25%)	to	(19.11%)
2021	3	$3.72	to	$3.30	$10	—	1.00%	to	2.05%	28.05%	to	26.72%
2020	4	$2.91	to	$2.60	$9	—	1.00%	to	2.05%	15.68%	to	14.47%
2019	4	$2.51	to	$2.27	$8	—	1.00%	to	2.05%	25.12%	to	23.82%
VP Ptnrs Sm Cap Val, Cl 3
2023	102	$4.86	to	$2.20	$314	—	1.00%	to	2.05%	10.16%	to	9.01%
2022	99	$4.41	to	$2.02	$282	—	1.00%	to	2.05%	(13.92%)	to	(14.82%)
2021	114	$5.12	to	$2.37	$387	—	1.00%	to	2.05%	22.65%	to	21.38%
2020	129	$4.18	to	$1.95	$358	—	1.00%	to	2.05%	3.08%	to	2.00%
2019	154	$4.05	to	$1.92	$400	—	1.00%	to	2.05%	18.47%	to	17.23%
VP US Flex Conserv Gro, Cl 2
2023	—	$1.24	to	$1.15	$0	—	1.00%	to	2.05%	10.12%	to	8.97%
2022	—	$1.12	to	$1.05	$0	—	1.00%	to	2.05%	(17.56%)	to	(18.42%)
2021	—	$1.36	to	$1.29	$0	—	1.00%	to	2.05%	6.43%	to	5.32%
2020	—	$1.28	to	$1.22	$0	—	1.00%	to	2.05%	4.82%	to	3.72%
2019	—	$1.22	to	$1.18	$0	—	1.00%	to	2.05%	13.72%	to	12.53%
VP US Flex Gro, Cl 2
2023	—	$1.51	to	$1.40	$0	—	1.00%	to	2.05%	15.64%	to	14.44%
2022	—	$1.31	to	$1.23	$0	—	1.00%	to	2.05%	(19.54%)	to	(20.37%)
2021	—	$1.63	to	$1.54	$0	—	1.00%	to	2.05%	14.35%	to	13.16%
2020	—	$1.42	to	$1.36	$0	—	1.00%	to	2.05%	3.76%	to	2.68%
2019	—	$1.37	to	$1.33	$0	—	1.00%	to	2.05%	19.01%	to	17.77%
VP US Flex Mod Gro, Cl 2
2023	—	$1.38	to	$1.28	$0	—	1.00%	to	2.05%	12.74%	to	11.56%
2022	—	$1.22	to	$1.14	$0	—	1.00%	to	2.05%	(18.35%)	to	(19.21%)
2021	—	$1.49	to	$1.42	$0	—	1.00%	to	2.05%	10.37%	to	9.21%
2020	—	$1.35	to	$1.30	$0	—	1.00%	to	2.05%	4.48%	to	3.39%
2019	—	$1.30	to	$1.25	$0	—	1.00%	to	2.05%	16.41%	to	15.19%
Wanger Acorn
2023	48	$3.51	to	$3.05	$161	—	1.00%	to	2.05%	20.53%	to	19.27%
2022	50	$2.91	to	$2.56	$140	—	1.00%	to	2.05%	(34.13%)	to	(34.81%)
2021	43	$4.42	to	$3.92	$186	0.77%	1.00%	to	2.05%	7.82%	to	6.69%
2020	44	$4.10	to	$3.68	$175	—	1.00%	to	2.05%	22.99%	to	21.71%
2019	62	$3.34	to	$3.02	$200	0.27%	1.00%	to	2.05%	29.80%	to	28.45%
Wanger Intl
2023	97	$1.92	to	$1.66	$285	0.33%	1.00%	to	2.05%	15.79%	to	14.59%
2022	102	$1.66	to	$1.45	$261	0.90%	1.00%	to	2.05%	(34.50%)	to	(35.19%)
2021	88	$2.53	to	$2.24	$347	0.56%	1.00%	to	2.05%	17.63%	to	16.39%
2020	92	$2.15	to	$1.92	$309	2.15%	1.00%	to	2.05%	13.22%	to	12.04%
2019	119	$1.90	to	$1.72	$354	0.73%	1.00%	to	2.05%	28.70%	to	27.35%

(1)	The accumulation unit values and total returns are presented as a range of values based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 24, 2020.
(6)	New subaccount operations commenced on April 23, 2021.

90	RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 – 2023 ANNUAL REPORT

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Opinion

We have audited the accompanying financial statements of RiverSource Life Insurance Co. of New York (the “Company”), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 3 to the financial statements, the Company changed the manner in which it accounts for long-duration insurance contracts in 2023. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2024

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2023	2022(1)
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2023, $1,680,232; 2022, $1,678,575; allowance for credit losses: 2023, $365; 2022, $572)	$1,585,541	$1,528,743
Mortgage loans, at amortized cost (allowance for credit losses: 2023, $554; 2022, $965)	144,910	157,068
Policy loans	53,615	50,791
Other investments	597	547
Total investments	1,784,663	1,737,149
Cash and cash equivalents	80,082	204,760
Market risk benefits	94,641	64,498
Reinsurance recoverables (allowance for credit losses: 2023, $3,800; 2022, $3,500)	205,915	195,547
Receivables	7,863	8,569
Accrued investment income	15,376	14,722
Deferred acquisition costs	166,933	174,038
Other assets	160,302	194,909
Separate account assets	4,515,324	4,230,890
Total assets	$7,031,099	$6,825,082

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,916,999	$1,949,996
Market risk benefits	47,166	68,635
Other liabilities	127,513	180,631
Separate account liabilities	4,515,324	4,230,890
Total liabilities	6,607,002	6,430,152
Shareholder’s Equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	405,131	408,564
Accumulated other comprehensive income (loss), net of tax	(89,960)	(122,560)
Total shareholder’s equity	424,097	394,930
Total liabilities and shareholder’s equity	$7,031,099	$6,825,082

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2023	2022(1)	2021(1)
Revenues
Premiums	$21,413	$16,693	$15,416
Net investment income	84,585	72,209	65,369
Policy and contract charges	123,750	125,296	138,136
Other revenues	22,102	23,617	27,360
Net realized investment gains (losses)	187	(3,452)	11,580
Total revenues	252,037	234,363	257,861

Benefits and Expenses
Benefits, claims, losses and settlement expenses	48,540	37,994	42,481
Interest credited to fixed accounts	51,609	51,588	47,165
Remeasurement (gains) losses of future policy benefit reserves	2,003	2,225	55
Change in fair value of market risk benefits	45,118	40,393	(8,080)
Amortization of deferred acquisition costs	14,822	15,529	15,974
Other insurance and operating expenses	35,823	34,835	36,639
Total benefits and expenses	197,915	182,564	134,234
Pretax income (loss)	54,122	51,799	123,627
Income tax provision (benefit)	7,555	7,380	23,399
Net income	$46,567	$44,419	$100,228

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Financial Statements.

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2023	2022(1)	2021(1)
Net income	$46,567	$44,419	$100,228
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	41,675	(213,461)	(49,020)
Effect of changes in discount rate assumptions on certain long-duration contracts	(6,125)	61,911	17,386
Effect of changes in instrument-specific credit risk on market risk benefits	(2,950)	18,837	4,564
Total other comprehensive income (loss), net of tax	32,600	(132,713)	(27,070)
Total comprehensive income (loss)	$79,167	$(88,294)	$73,158

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2021	$2,000	$106,926	$350,273	$90,117	$549,316
Cumulative effect of adoption of long-duration contracts guidance	—	—	(23,356)	(52,894)	(76,250)
Net income	—	—	100,228	—	100,228
Other comprehensive loss, net of tax	—	—	—	(27,070)	(27,070)
Balances at December 31, 2021(1)	2,000	106,926	427,145	10,153	546,224
Net income	—	—	44,419	—	44,419
Other comprehensive loss, net of tax	—	—	—	(132,713)	(132,713)
Cash dividend to RiverSource Life Insurance Company	—	—	(63,000)	—	(63,000)
Balances at December 31, 2022(1)	2,000	106,926	408,564	(122,560)	394,930
Net income	—	—	46,567	—	46,567
Other comprehensive income, net of tax	—	—	—	32,600	32,600
Cash dividend to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)
Balances at December 31, 2023	$2,000	$106,926	$405,131	$(89,960)	$424,097

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2023	2022(1)	2021(1)
Cash Flows from Operating Activities
Net income	$46,567	$44,419	$100,228
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	2,049	2,971	2,903
Deferred income tax (benefit) expense	(1,519)	(4,674)	112
Contractholder and policyholder charges, non-cash	(27,744)	(27,193)	(26,825)
(Gain) loss from equity method investments	(72)	96	(44)
Net realized investment (gains) losses	431	1,918	(11,901)
Impairments and provision for loan losses	(618)	1,534	321
Changes in operating assets and liabilities:
Deferred acquisition costs	7,105	6,074	1,783
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	(42,580)	(46,805)	(89,204)
Derivatives, net of collateral	(36,844)	(136,006)	93,328
Reinsurance recoverables	(4,765)	(9,928)	(3,151)
Receivables	553	5,261	(5,580)
Accrued investment income	(654)	(1,282)	213
Current income tax, net	(3,253)	3,339	(19,210)
Other, net	4,121	3,254	12,338
Net cash provided by (used in) operating activities	(57,223)	(157,022)	55,311

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	902	152,436	15,898
Maturities, sinking fund payments and calls	115,763	229,741	322,473
Purchases	(120,653)	(356,097)	(361,731)
Proceeds from maturities and repayments of mortgage loans	15,195	12,845	18,041
Funding of mortgage loans	(2,626)	(14,299)	(5,700)
Proceeds from sales of other investments	22	—	47
Purchase of other investments	—	(131)	(9)
Change in policy loans, net	(2,824)	1,277	(3,356)
Net cash provided by (used in) investing activities	5,779	25,772	(14,337)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	105,284	92,918	119,937
Net transfers from (to) separate accounts	(5,907)	(3,275)	(13,581)
Surrenders and other benefits	(132,933)	(90,640)	(91,215)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	—	5,800
Payments on line of credit with Ameriprise Financial, Inc.	—	—	(5,800)
Cash received for purchased options with deferred premiums	10,823	30,753	53,361
Cash paid for purchased options with deferred premiums	(501)	(983)	(1,248)
Cash dividends to RiverSource Life Insurance Company	(50,000)	(63,000)	—
Net cash provided by (used in) financing activities	(73,234)	(34,227)	67,254
Net increase (decrease) in cash and cash equivalents	(124,678)	(165,477)	108,228
Cash and cash equivalents at beginning of period	204,760	370,237	262,009
Cash and cash equivalents at end of period	$80,082	$204,760	$370,237
Supplemental Disclosures:
Income taxes paid (received), net	$12,777	$10,115	$42,497

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 15. Certain reclassifications of prior period amounts have been made to conform with the current presentation.

The Company evaluated events or transactions that occurred after the balance sheet date for potential recognition or disclosure through April 19, 2024, the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add an optional guaranteed minimum death benefit (“GMDB”) rider to their contract.

The Company also offers payout annuities, term life insurance and disability income (“DI”) insurance.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted Accounting Standards Update (“ASU”), Financial Services – Insurance – Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”), effective January 1, 2023 with a transition date of January 1, 2021. The significant accounting policies for market risk benefits (“MRB”); deferred acquisition costs (“DAC”); deferred sales inducement costs (“DSIC”); reinsurance; policyholder account balances, future policy benefits and claims; and unearned revenue liability were added or updated as a result of adopting the new accounting standard. See Note 3 for additional information related to the transition approach and adoption impact.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, future policy benefits, market risk benefits, and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (loss) (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

RiverSource Life Insurance Co. of New York

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Financing Receivables

Financing receivables are comprised of mortgage loans and policy loans.

Mortgage Loans

Mortgage loans are loans on commercial properties that are originated by the Company and are recorded at amortized cost less the allowance for loan losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on mortgage loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased.

The allowance for credit losses for mortgage loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on mortgage loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

RiverSource Life Insurance Co. of New York

Nonaccrual Loans

Mortgage loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for mortgage loans.

Loan Modifications

A loan is modified when the Company makes certain concessionary modifications to contractual terms such as principal forgiveness, interest rate reductions, other-than-insignificant payment delays, and/or term extensions in an attempt to make the loan more affordable to a borrower experiencing financial difficulties. Generally, performance prior to the modification or significant events that coincide with the modification are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the modification or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the mortgage loan is uncollectible. Factors used by the Company to determine whether all amounts due on mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location.

If it is determined that foreclosure on a mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”) and DI insurance and life contingent payout annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits over the period the reinsurance policies are in-force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include that the Company has no actual history of significant losses and that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

RiverSource Life Insurance Co. of New York

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and GMDB provisions. These provisions are accounted for as market risk benefits under ASU 2018-12.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Statements of Income.

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), GMWB and GMAB. If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC are reduced for actual experience in excess of expected experience.

The analysis of DAC balances and the corresponding amortization considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC are amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) are grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported

RiverSource Life Insurance Co. of New York

for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities are grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

DAC related to annuity products (including variable deferred annuities, fixed deferred annuities, and life contingent payout annuities) are amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) are amortized based on original specified amount (i.e., face amount). DAC related to DI insurance are amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized on a constant-level basis using the same methodology and assumptions used to amortize DAC on a constant-level basis. DSIC are recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI, and LTC insurance products and life contingent payout annuity products.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g., cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees. Liabilities for IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

See Note 12 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to IUL fluctuates based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 13 for information regarding the fair value measurement of embedded derivatives.

RiverSource Life Insurance Co. of New York

Traditional Long-Duration Products

The liabilities for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI, LTC, and life contingent payout annuity policies as claims are incurred in the future. The claim liability (also referred to as disabled life reserve) is presented together as one liability for future policy benefits.

A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly at the end of each quarter based on the average of the three months for the quarter.

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within Note 10.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized consistent with DAC amortization

RiverSource Life Insurance Co. of New York

factors. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. The controlled group for which the Company is a member is an applicable corporation with regard to the corporate alternative minimum tax (“CAMT”) and is therefore required to compute the CAMT. In accordance with the tax sharing agreement, Ameriprise Financial will be liable for any CAMT liability and expense.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 19 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and life contingent payout annuities are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Financial Instruments — Credit Losses — Troubled Debt Restructurings and Vintage Disclosures

In March 2022, the Financial Accounting Standards Board (“FASB”) proposed amendments to ASU 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments (“Topic 326”). The update removes the recognition and measurement guidance for Troubled Debt Restructurings (“TDRs”) by creditors in Subtopic 310-40,

RiverSource Life Insurance Co. of New York

Receivables — Troubled Debt Restructurings by Creditors, and modifies the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. Rather than applying the recognition and measurement for TDRs, an entity must apply the loan refinancing and restructuring guidance to determine whether a modification results in a new loan or a continuation of an existing loan. The update also requires entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases within the scope of Subtopic 326-20, Financial Instruments — Credit Losses — Measured at Amortized Cost. The amendments are to be applied prospectively, but entities may apply a modified retrospective transition for changes to the recognition and measurement of TDRs. For entities that have adopted Topic 326, the amendments are effective for interim and annual periods beginning after December 15, 2022. The Company adopted the standard on January 1, 2023. The adoption of this update did not have an impact on the Company’s financial condition and results of operations and modifications to disclosures are immaterial in the current period.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts (ASU 2018-12). The guidance changes elements of the measurement models and disclosure requirements for an insurer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits, requiring updates, if any, and at least annually, to assumptions used to measure liabilities for future policy benefits, changing the amortization pattern of deferred acquisition costs to a constant-level basis and removing certain shadow adjustments previously recorded in AOCI. Adoption of the accounting standard did not impact overall cash flows or regulatory capital requirements.

When the Company adopted the standard effective January 1, 2023 with a transition date of January 1, 2021 (the “transition date”), opening equity was adjusted for the adoption impacts to retained earnings and AOCI and prior periods presented (i.e. 2021 and 2022) were restated. The adoption impact as of January 1, 2021 was a reduction in total equity of $76 million, of which $23 million and $53 million were reflected in retained earnings and AOCI, respectively.

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Balance Sheets:

(in thousands)	As Filed December 31, 2022	Adjustment	Post-adoption December 31, 2022	As Filed December 31, 2021	Adjustment	Post-adoption December 31, 2021

Assets
Market risk benefits	$—	$64,498	$64,498	$—	$36,740	$36,740
Reinsurance recoverables (allowance for credit losses: 2022, $3,500; 2021, $5,400)	189,465	6,082	195,547	184,971	57,016	241,987
Deferred acquisition costs	214,324	(40,286)	174,038	175,258	4,854	180,112
Other assets	198,981	(4,072)	194,909	406,002	9,404	415,406
Total assets	$6,798,860	$26,222	$6,825,082	$8,644,453	$108,014	$8,752,467

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,997,633	$(47,637)	$1,949,996	$2,106,471	$(2,928)	$2,103,543
Market risk benefits	—	68,635	68,635	—	129,715	129,715
Other liabilities	182,723	(2,092)	180,631	526,623	14,101	540,724
Total liabilities	6,411,246	18,906	6,430,152	8,065,355	140,888	8,206,243

Shareholder’s Equity:
Retained earnings	386,646	21,918	408,564	420,377	6,768	427,145
Accumulated other comprehensive income (loss), net of tax	(107,958)	(14,602)	(122,560)	49,795	(39,642)	10,153
Total shareholder’s equity	387,614	7,316	394,930	579,098	(32,874)	546,224
Total liabilities and shareholder’s equity	$6,798,860	$26,222	$6,825,082	$8,644,453	$108,014	$8,752,467

RiverSource Life Insurance Co. of New York

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Statements of Income:

	Years Ended December 31,
(in thousands)	As Filed 2022	Adjustment	Post-adoption 2022	As Filed 2021	Adjustment	Post-adoption 2021
Revenues
Policy and contract charges	$125,459	$(163)	$125,296	$139,659	$(1,523)	$138,136
Total revenues	234,526	(163)	234,363	259,384	(1,523)	257,861
Benefits and Expenses
Benefits, claims, losses and settlement expenses	107,180	(69,186)	37,994	84,589	(42,108)	42,481
Remeasurment (gains) losses of future policy benefit reserves	—	2,225	2,225	—	55	55
Change in fair value of market risk benefits	—	40,393	40,393	—	(8,080)	(8,080)
Amortization of deferred acquisition costs	8,919	6,610	15,529	6,296	9,678	15,974
Other insurance and operating expenses	34,217	618	34,835	35,838	801	36,639
Total benefits and expenses	201,904	(19,340)	182,564	173,888	(39,654)	134,234
Pretax income (loss)	32,622	19,177	51,799	85,496	38,131	123,627
Income tax provision (benefit)	3,353	4,027	7,380	15,392	8,007	23,399
Net income	$29,269	$15,150	$44,419	$70,104	$30,124	$100,228

The adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities.

Future Adoption of New Accounting Standards

Segment Reporting — Improvements to Reportable Segment Disclosures

In November 2023, the FASB issued ASU 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple segment measures of profit or loss and contain other disclosure requirements. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. The Company is assessing changes to the segment related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s financial condition and results of operations as the standard is disclosure-related only.

Income Taxes — Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures, updating the accounting standards related to income tax disclosures, primarily focused on the disaggregation of income taxes paid and the rate reconciliation table. The standard is to be applied prospectively with an option for retrospective application and is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Company is assessing changes to the income tax related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s financial condition and results of operations as the standard is disclosure-related only.

RiverSource Life Insurance Co. of New York

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income:

	Years Ended December 31,
(in thousands)	2023	2022	2021
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$9,193	$9,762	$11,402
Unaffiliated	850	829	936
Total	10,043	10,591	12,338
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,317	2,474	2,908
Unaffiliated	1,029	1,019	1,127
	3,346	3,493	4,035
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	18,482	19,845	22,969
Unaffiliated	230	232	282
	18,712	20,077	23,251
Total	22,058	23,570	27,286
Total revenue from contracts with customers	32,101	34,161	39,624
Revenue from other sources(1)	219,936	200,202	218,237
Total revenues	$252,037	$234,363	$257,861

(1)	Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $2.9 million as of both December 31, 2023 and 2022.

RiverSource Life Insurance Co. of New York

5. VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities (“VIEs”) for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2023
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$951,360	$25,060	$(54,874)	$(365)	$921,181
Residential mortgage backed securities	290,104	187	(37,468)	—	252,823
Commercial mortgage backed securities	322,845	—	(33,099)	—	289,746
State and municipal obligations	83,146	7,417	(452)	—	90,111
Asset backed securities	31,919	467	(1,648)	—	30,738
Foreign government bonds and obligations	638	84	—	—	722
U.S. government and agency obligations	220	—	—	—	220
Total	$1,680,232	$33,215	$(127,541)	$(365)	$1,585,541

	December 31, 2022
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$905,629	$13,188	$(85,717)	$(572)	$832,528
Residential mortgage backed securities	310,338	27	(41,976)	—	268,389
Commercial mortgage backed securities	340,684	—	(39,053)	—	301,631
State and municipal obligations	86,002	6,539	(781)	—	91,760
Asset backed securities	34,959	1,033	(2,552)	—	33,440
Foreign government bonds and obligations	747	68	(35)	—	780
U.S. government and agency obligations	216	—	(1)	—	215
Total	$1,678,575	$20,855	$(170,115)	$(572)	$1,528,743

As of December 31, 2023 and 2022, accrued interest of $14.9 million and $14.2 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2023 and 2022, fixed maturity securities comprised approximately 89% and 88%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2023 and 2022, $15.8 million and $21.9 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Co. of New York

A summary of fixed maturity securities by rating was as follows:

	December 31, 2023			December 31, 2022
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$355,286	$319,280	20%	$681,243	$598,313	39%
AA	344,046	315,804	20	62,194	68,657	5
A	175,912	179,826	11	128,524	128,819	8
BBB	762,945	731,081	46	749,531	681,552	45
Below investment grade	42,043	39,550	3	57,083	51,402	3
Total fixed maturities	$1,680,232	$1,585,541	100%	$1,678,575	$1,528,743	100%

As of December 31, 2023, approximately 75% of securities rated AA were GNMA, FNMA and FHLMC mortgage backed securities. These issuers were downgraded in the third quarter of 2023 from AAA to AA due to the downgrade of the U.S. Government long-term credit rating. As of December 31, 2022, approximately 42% of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any issuer were greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2023 and 2022.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2023
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	17	$75,331	$(1,862)	176	$518,163	$(53,012)	193	$593,494	$(54,874)
Residential mortgage backed securities	5	3,800	(48)	57	242,301	(37,420)	62	246,101	(37,468)
Commercial mortgage backed securities	1	7,423	(216)	97	282,323	(32,883)	98	289,746	(33,099)
State and municipal obligations	3	2,700	(113)	10	6,501	(339)	13	9,201	(452)
Asset backed securities	—	—	—	15	22,384	(1,648)	15	22,384	(1,648)
U.S. government and agency obligations	1	220	—	—	—	—	1	220	—
Total	27	$89,474	$(2,239)	355	$1,071,672	$(125,302)	382	$1,161,146	$(127,541)

	December 31, 2022
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	190	$533,591	$(39,382)	49	$169,667	$(46,335)	239	$703,258	$(85,717)
Residential mortgage backed securities	64	115,585	(9,029)	6	151,248	(32,947)	70	266,833	(41,976)
Commercial mortgage backed securities	94	245,420	(27,630)	10	56,211	(11,423)	104	301,631	(39,053)
State and municipal obligations	14	8,637	(738)	1	207	(43)	15	8,844	(781)
Asset backed securities	15	26,559	(2,552)	—	—	—	15	26,559	(2,552)
U.S. government and agency obligations	1	215	(1)	—	—	—	1	215	(1)
Foreign government bonds and obligations	—	—	—	1	71	(35)	1	71	(35)
Total	378	$930,007	$(79,332)	67	$377,404	$(90,783)	445	$1,307,411	$(170,115)
As part of the Company’s ongoing monitoring process, management determined that the decrease in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2023 is primarily attributable to the impact of lower interest rates and tighter credit spreads. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2023 and 2022, approximately 91% and 89%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

RiverSource Life Insurance Co. of New York

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in thousands)	Corporate Debt Securities
Balance at January 1, 2021	$739
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(104)
Charge-offs	(635)
Balance at December 31, 2021	—
Additions for which credit losses were not previously recorded	572
Balance at December 31, 2022	572
Additions for which credit losses were not previously recorded	365
Reductions for securities sold during the period (realized)	(458)
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(114)
Balance at December 31, 2023	$365

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2023	2022	2021
Gross realized investment gains	$93	$1,316	$11,923
Gross realized investment losses	(524)	(3,234)	(9)
Credit reversals (losses)	207	(572)	104
Other impairments	—	(856)	(1,641)
Total	$(224)	$(3,346)	$10,377

For the year ended December 31, 2023, net credit reversals primarily related to the reversal of a previously recorded allowance for credit losses due to the sale of a corporate debt security in the communications industry partially offset by recording an allowance for credit losses of another corporate debt security in the communications industry. For the year ended December 31, 2022, credit losses primarily related to recording an allowance for credit losses on a corporate debt security in the communications industry. For the year ended December 31, 2021, net credit reversals primarily related to decreases in an allowance for credit losses. Other impairments for the years ended December 31, 2022 and 2021 related to Available-for-Sale securities which the Company intended to sell.

See Note 18 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2023 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$34,289	$34,025
Due after one year through five years	174,445	169,312
Due after five years through 10 years	185,592	170,901
Due after 10 years	641,038	637,996
	1,035,364	1,012,234
Residential mortgage backed securities	290,104	252,823
Commercial mortgage backed securities	322,845	289,746
Asset backed securities	31,919	30,738
Total	$1,680,232	$1,585,541

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

RiverSource Life Insurance Co. of New York

The following is a summary of Net investment income:

	Years Ended December 31,
(in thousands)	2023	2022	2021
Fixed maturities	$66,737	$60,796	$57,644
Mortgage loans	6,080	6,419	7,223
Other investments	13,384	6,926	2,411
	86,201	74,141	67,278
Less: investment expenses	1,616	1,932	1,909
Total	$84,585	$72,209	$65,369

7. FINANCING RECEIVABLES

Financing receivables are comprised of mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in thousands)	Mortgage Loans
Balance at January 1, 2021	$2,075
Provisions	(1,216)
Balance at December 31, 2021	859
Provisions	106
Balance at December 31, 2022	965
Provisions	(411)
Balance at December 31, 2023	$554

As of December 31, 2023 and 2022, accrued interest on mortgage loans was $474 thousand and $516 thousand, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of mortgage loans.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2023 and 2022. All loans were considered to be performing.

Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. There were no mortgage loans which management has assigned its highest risk rating as of both December 31, 2023 and 2022. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no mortgage loans past due as of both December 31, 2023 and 2022.

The tables below present the amortized cost basis of mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2023
(in thousands)	2023	2022	2021	2020	2019	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	—	—	—	1,988	—	2,118	4,106
60% – 80%	—	5,810	—	3,671	2,481	7,027	18,989
40% – 60%	—	2,350	2,433	6,546	5,466	30,058	46,853
<40%	1,488	—	2,981	8,651	10,287	52,109	75,516
Total	$1,488	$8,160	$5,414	$20,856	$18,234	$91,312	$145,464

RiverSource Life Insurance Co. of New York

	December 31, 2022
(in thousands)	2022	2021	2020	2019	2018	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$2,003	$—	$—	$1,082	$3,085
80% – 100%	—	2,480	1,751	—	2,191	6,369	12,791
60% – 80%	7,205	1,741	5,950	6,430	1,691	2,739	25,756
40% – 60%	1,142	1,337	2,907	5,195	10,993	21,202	42,776
<40%	—	—	8,970	7,280	8,903	48,472	73,625
Total	$8,347	$5,558	$21,581	$18,905	$23,778	$79,864	$158,033

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type. For the year ended December 31, 2023, the Company did not have any write-offs of mortgage loans.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
(in thousands)	2023	2022	2023	2022
Pacific	$44,912	$47,107	31%	30%
South Atlantic	25,135	30,528	17	19
Mountain	20,907	21,716	14	14
Middle Atlantic	17,055	16,994	12	11
East North Central	12,125	13,993	8	9
West North Central	10,224	11,651	7	7
West South Central	6,675	7,103	5	5
East South Central	4,904	5,274	3	3
New England	3,527	3,667	3	2
Total	$145,464	$158,033	100%	100%

Concentrations of credit risk of mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
(in thousands)	2023	2022	2023	2022
Apartments	$45,692	$48,592	32%	31%
Retail	39,748	45,513	27	29
Industrial	27,264	26,501	19	17
Office	17,849	18,953	12	12
Mixed use	5,882	7,444	4	4
Other	9,029	11,030	6	7
Total	$145,464	$158,033	100%	100%

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Modifications with Borrowers Experiencing Financial Difficulty

There were no modifications of financing receivables with borrowers experiencing financial difficulty by the Company during the year ended December 31, 2023.

RiverSource Life Insurance Co. of New York

8. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC, including the January 1, 2021 adoption of ASU 2018-12.

(in thousands)	Variable Annuities	Fixed Annuities	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance
Pre-adoption balance at December 31, 2020	$112,335	$2,991	$5,204	$24,103	$10,521
Effect of shadow reserve adjustments	2,903	1,551	1,934	3,003	9,774
Post-adoption balance at January 1, 2021	115,238	4,542	7,138	27,106	20,295
Capitalization of acquisition costs	10,349	—	154	2,648	783
Amortization	(10,306)	(394)	(529)	(2,565)	(1,410)
Balance at December 31, 2021	$115,281	$4,148	$6,763	$27,189	$19,668

(in thousands)	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$(59)	$—	$805	$6,662	$162,562
Effect of shadow reserve adjustments	168	—	—	—	19,333
Post-adoption balance at January 1, 2021	109	—	805	6,662	181,895
Capitalization of acquisition costs	—	23	28	206	14,191
Amortization	(11)	(5)	(56)	(698)	(15,974)
Balance at December 31, 2021	$98	$18	$777	$6,170	$180,112

(in thousands)	Variable Annuities	Fixed Annuities	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance
Balance at January 1, 2022	$115,281	$4,148	$6,763	$27,189	$19,668
Capitalization of acquisition costs	5,287	—	71	3,152	547
Amortization	(9,648)	(798)	(496)	(2,470)	(1,378)
Balance at December 31, 2022	$110,920	$3,350	$6,338	$27,871	$18,837

(in thousands)	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2022	$98	$18	$777	$6,170	$180,112
Capitalization of acquisition costs	—	87	97	214	9,455
Amortization	(10)	(4)	(60)	(665)	(15,529)
Balance at December 31, 2022	$88	$101	$814	$5,719	$174,038

(in thousands)	Variable Annuities	Fixed Annuities	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance
Balance at January 1, 2023	$110,920	$3,350	$6,338	$27,871	$18,837
Capitalization of acquisition costs	3,760	—	21	3,117	383
Amortization	(9,121)	(781)	(462)	(2,377)	(1,362)
Balance at December 31, 2023	$105,559	$2,569	$5,897	$28,611	$17,858

(in thousands)	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2023	$88	$101	$814	$5,719	$174,038
Capitalization of acquisition costs	—	175	56	205	7,717
Amortization	(9)	(12)	(63)	(635)	(14,822)
Balance at December 31, 2023	$79	$264	$807	$5,289	$166,933

RiverSource Life Insurance Co. of New York

The following tables summarize the balances of and changes in DSIC, including the January 1, 2021 adoption of ASU 2018-12. DSIC are recorded in Other assets.

(in thousands)	Variable Annuities	Fixed Annuities	Total, All Products
Pre-adoption balance at December 31, 2020	$7,796	$800	$8,596
Effect of shadow reserve adjustments	272	552	824
Post-adoption balance at January 1, 2021	8,068	1,352	9,420
Capitalization of sales inducement costs	43	10	53
Amortization	(827)	(154)	(981)
Balance at December 31, 2021	$7,284	$1,208	$8,492

(in thousands)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2022	$7,284	$1,208	$8,492
Capitalization of sales inducement costs	30	7	37
Amortization	(725)	(209)	(934)
Balance at December 31, 2022	$6,589	$1,006	$7,595

(in thousands)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2023	$6,589	$1,006	$7,595
Capitalization of sales inducement costs	—	—	—
Amortization	(639)	(235)	(874)
Balance at December 31, 2023	$5,950	$771	$6,721

9. REINSURANCE

The Company reinsures a portion of its insurance risks through reinsurance agreements with unaffiliated reinsurance companies.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only, which are 89% of the Company’s total in force policies. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2023 and 2022, traditional life and UL insurance policies in force were $11.4 billion and $11.5 billion, respectively, of which $8.0 billion and $8.2 billion as of December 31, 2023 and 2022 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2023	2022	2021
Direct premiums	$32,254	$27,673	$26,456
Reinsurance ceded	(10,841)	(10,980)	(11,040)
Net premiums	$21,413	$16,693	$15,416

RiverSource Life Insurance Co. of New York

Policy and contract charges are presented on the Statements of Income net of $11.0 million, $10.3 million and $9.3 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2023, 2022 and 2021, respectively.

The amount of claims recovered through reinsurance on all contracts was $22.6 million, $20.4 million and $16.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Reinsurance recoverables include approximately $156.7 million and $149.3 million related to LTC risk ceded to Genworth as of December 31, 2023 and 2022, respectively.

Policyholder account balances, future policy benefits and claims include $1.1 million and $1.2 million related to previously assumed reinsurance arrangements as of December 31, 2023 and 2022, respectively.

10. POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2023	2022
Policyholder account balances
Policyholder account balances	$1,322,686	$1,392,756
Future policy benefits
Liability for future policy benefits	480,237	461,095
Deferred profit liability	5,772	4,768
Additional liabilities for insurance guarantees	86,365	76,941
Other insurance and annuity liabilities	12,043	4,340
Total future policy benefits	584,417	547,144
Policy claims and other policyholders’ funds	9,896	10,096
Total policyholder account balances, future policy benefits and claims	$1,916,999	$1,949,996

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB and GMIB provisions. See Note 2 and Note 12 for additional information regarding the Company’s variable annuity guarantees. See Note 13 and Note 17 for additional information regarding the Company’s derivative instruments used to hedge risks related to these guarantees.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. In 2020, the Company discontinued sales of fixed deferred annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Insurance Liabilities

UL policies accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

RiverSource Life Insurance Co. of New York

The balances of and changes in policyholder account balances were as follows:

(in thousands, except percentages)	Variable Annuities	Fixed Annuities	Non-Life Contingent Payout Annuities	Universal Life Insurance
Balance at January 1, 2023	$267,080	$730,919	$27,698	$90,510
Contract deposits	9,736	8,023	4,254	9,224
Policy charges	(554)	(45)	—	(12,393)
Surrenders and other benefits	(30,401)	(88,051)	(7,521)	(3,147)
Net transfer from (to) separate account liabilities	(3,010)	—	—	—
Interest credited	8,205	26,789	621	3,014
Balance at December 31, 2023	$251,056	$677,635	$25,052	$87,208
Weighted-average crediting rate	3.2%	3.9%	N/A	3.4%
Net amount at risk	N/A	N/A	N/A	$592,770
Cash surrender value(1)	$247,881	$676,453	N/A	$76,809

(in thousands, except percentages)	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$98,080	$152,485	$25,984	$1,392,756
Contract deposits	10,495	13,828	—	55,560
Policy charges	(6,655)	(8,081)	—	(27,728)
Surrenders and other benefits	(4,774)	(3,765)	(2,477)	(140,136)
Net transfer from (to) separate account liabilities	(2,897)	—	—	(5,907)
Interest credited	3,728	4,810	974	48,141
Balance at December 31, 2023	$97,977	$159,277	$24,481	$1,322,686
Weighted-average crediting rate	4.0%	2.0%	4.0%
Net amount at risk	$3,049,078	$951,825	$10,233
Cash surrender value(1)	$69,218	$135,122	$18,716

(in thousands, except percentages)	Variable Annuities	Fixed Annuities	Non-Life Contingent Payout Annuities	Universal Life Insurance
Balance at January 1, 2022	$268,266	$751,081	$28,499	$94,662
Contract deposits	12,592	10,520	4,901	10,167
Policy charges	(551)	(12)	—	(12,494)
Surrenders and other benefits	(19,469)	(57,895)	(7,018)	(4,888)
Net transfer from (to) separate account liabilities	(2,028)	—	—	—
Interest credited	8,270	27,225	1,316	3,063
Balance at December 31, 2022	$267,080	$730,919	$27,698	$90,510
Weighted-average crediting rate	3.2%	3.8%	N/A	3.4%
Net amount at risk	N/A	N/A	N/A	$622,950
Cash surrender value(1)	$263,788	$729,330	N/A	$79,202

(in thousands, except percentages)	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$98,292	$143,396	$28,265	$1,412,461
Contract deposits	8,185	14,582	(228)	60,719
Policy charges	(6,606)	(7,525)	—	(27,188)
Surrenders and other benefits	(4,352)	(1,800)	(3,092)	(98,514)
Net transfer from (to) separate account liabilities	(1,247)	—	—	(3,275)
Interest credited	3,808	3,832	1,039	48,553
Balance at December 31, 2022	$98,080	$152,485	$25,984	$1,392,756
Weighted-average crediting rate	4.0%	2.0%	4.0%
Net amount at risk	$3,068,303	$970,129	$10,697
Cash surrender value(1)	$70,324	$126,862	$20,209

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For VA and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

RiverSource Life Insurance Co. of New York

Refer to Note 12 for the net amount at risk for market risk benefits associated with variable annuities. Fixed and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative and separate account liabilities.

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2023 and 2022 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

	December 31, 2023
		Account Values with Crediting Rates
(in thousands, except percentages)	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1% – 1.99%	$3,762	$12,487	$6,593	$3,836	$1,353	$28,031
	2% – 2.99%	5,385	—	—	—	—	5,385
	3% – 3.99%	119,503	—	—	—	—	119,503
	4% – 5.00%	91,460	—	—	—	—	91,460
	Total	$220,110	$12,487	$6,593	$3,836	$1,353	$244,379
Fixed annuities	1% – 1.99%	$6,931	$26,004	$12,838	$8,108	$—	$53,881
	2% – 2.99%	893	269	—	—	—	1,162
	3% – 3.99%	300,328	86	—	—	—	300,414
	4% – 5.00%	321,863	—	—	—	—	321,863
	Total	$630,015	$26,359	$12,838	$8,108	$—	$677,320
Universal life insurance	1% – 1.99%	$—	$—	$—	$—	$—	$—
	2% – 2.99%	3,411	117	465	7	25	4,025
	3% – 3.99%	47,337	46	259	420	—	48,062
	4% – 5.00%	32,800	59	19	—	—	32,878
	Total	$83,548	$222	$743	$427	$25	$84,965
Fixed accounts of variable universal life insurance	1% – 1.99%	$—	$264	$171	$—	$1,068	$1,503
	2% – 2.99%	920	640	—	41	412	2,013
	3% – 3.99%	6,405	38	123	462	—	7,028
	4% – 5.00%	45,045	144	—	—	—	45,189
	Total	$52,370	$1,086	$294	$503	$1,480	$55,733
Non-indexed accounts of indexed universal life insurance	1% – 1.99%	$—	$—	$184	$—	$—	$184
	2% – 2.99%	9,091	—	—	—	—	9,091
	3% – 3.99%	—	—	—	—	—	—
	4% – 5.00%	—	—	—	—	—	—
	Total	$9,091	$—	$184	$—	$—	$9,275
Other life insurance	1% – 1.99%	$—	$—	$—	$—	$—	$—
	2% – 2.99%	—	—	—	—	—	—
	3% – 3.99%	—	—	—	—	—	—
	4% – 5.00%	18,649	—	—	—	—	18,649
	Total	$18,649	$—	$—	$—	$—	$18,649
Total	1% – 1.99%	$10,693	$38,755	$19,786	$11,944	$2,421	$83,599
	2% – 2.99%	19,700	1,026	465	48	437	21,676
	3% – 3.99%	473,573	170	382	882	—	475,007
	4% – 5.00%	509,817	203	19	—	—	510,039
	Total	$1,013,783	$40,154	$20,652	$12,874	$2,858	$1,090,321
Percentage of total account values that reset in:
Next 12 months		100.0%	99.7%	99.0%	100.0%	100.0%	100.0%
>12 months to 24 months		—	0.3	1.0	—	—	—
>24 months		—	—	—	—	—	—
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Co. of New York

	December 31, 2022
		Account Values with Crediting Rates
(in thousands, except percentages)	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1% – 1.99%	$17,394	$7,427	$1,612	$54	$44	$26,531
	2% – 2.99%	6,233	—	—	—	—	6,233
	3% – 3.99%	132,527	—	—	—	—	132,527
	4% – 5.00%	95,654	—	—	—	—	95,654
	Total	$251,808	$7,427	$1,612	$54	$44	$260,945
Fixed annuities	1% – 1.99%	$27,163	$26,774	$12,274	$2,501	$1,683	$70,395
	2% – 2.99%	1,415	—	—	—	—	1,415
	3% – 3.99%	341,318	—	—	—	—	341,318
	4% – 5.00%	317,477	—	—	—	—	317,477
	Total	$687,373	$26,774	$12,274	$2,501	$1,683	$730,605
Universal life insurance	1% – 1.99%	$—	$—	$—	$—	$—	$—
	2% – 2.99%	3,562	—	75	4	6	3,647
	3% – 3.99%	49,437	36	185	80	—	49,738
	4% – 5.00%	35,024	—	—	—	—	35,024
	Total	$88,023	$36	$260	$84	$6	$88,409
Fixed accounts of variable universal life insurance	1% – 1.99%	$744	$22	$166	$—	$536	$1,468
	2% – 2.99%	1,626	—	56	59	291	2,032
	3% – 3.99%	6,858	14	191	45	—	7,108
	4% – 5.00%	48,372	—	—	—	—	48,372
	Total	$57,600	$36	$413	$104	$827	$58,980
Non-indexed accounts of indexed universal life insurance	1% – 1.99%	$—	$—	$440	$—	$—	$440
	2% – 2.99%	8,622	—	—	—	—	8,622
	3% – 3.99%	—	—	—	—	—	—
	4% – 5.00%	—	—	—	—	—	—
	Total	$8,622	$—	$440	$—	$—	$9,062
Other life insurance	1% – 1.99%	$—	$—	$—	$—	$—	$—
	2% – 2.99%	—	—	—	—	—	—
	3% – 3.99%	—	—	—	—	—	—
	4% – 5.00%	20,154	—	—	—	—	20,154
	Total	$20,154	$—	$—	$—	$—	$20,154
Total	1% – 1.99%	$45,301	$34,223	$14,492	$2,555	$2,263	$98,834
	2% – 2.99%	21,458	—	131	63	297	21,949
	3% – 3.99%	530,140	50	376	125	—	530,691
	4% – 5.00%	516,681	—	—	—	—	516,681
	Total	$1,113,580	$34,273	$14,999	$2,743	$2,560	$1,168,155
Percentage of total account values that reset in:
Next 12 months		99.9%	83.0%	89.7%	100.0%	100.0%	99.3%
>12 months to 24 months		0.1	16.2	9.9	—	—	0.7
>24 months		—	0.8	0.4	—	—	—
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Co. of New York

The following tables summarize the balances of and changes in the liability for future policy benefits, including the January 1, 2021 adoption of ASU 2018-12:

(in thousands)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$89,471	$37,489	$27,771	$359,311	$514,042
Effect of shadow reserve adjustments	(10,000)	—	—	(43,400)	(53,400)
Adjustments for loss contracts (with premiums in excess of gross premiums) under the modified retrospective approach	200	—	—	1,229	1,429
Effect of change in deferred profit liability	(2,755)	—	—	—	(2,755)
Effect of remeasurement of the liability at the current single A discount rate	12,644	15,220	12,083	128,049	167,996
Post-adoption balance at January 1, 2021	89,560	52,709	39,854	445,189	627,312
Less: reinsurance recoverable	—	35,085	702	199,963	235,750
Post-adoption balance at January 1, 2021, after reinsurance recoverable	$89,560	$17,624	$39,152	$245,226	$391,562

(in thousands, except percentages)

Present Value of Expected Net Premiums:
Balance at January 1, 2021	$—	$37,950	$12,288	$77,495	$127,733
Beginning balance at original discount rate	—	29,946	9,404	62,785	102,135
Effect of changes in cash flow assumptions	—	24	—	(12)	12
Effect of actual variances from expected experience	—	173	(1,957)	(3,068)	(4,852)
Adjusted beginning of year balance	$—	$30,143	$7,447	$59,705	$97,295
Issuances	1,730	4,899	917	—	7,546
Interest accrual	—	1,540	467	3,040	5,047
Net premiums collected	(1,730)	(3,502)	(1,062)	(7,848)	(14,142)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$33,080	$7,769	$54,897	$95,746
Effect of changes in discount rate assumptions	—	5,881	1,694	10,204	17,779
Balance at December 31, 2021	$—	$38,961	$9,463	$65,101	$113,525

Present Value of Future Policy Benefits:
Balance at January 1, 2021	$89,560	$90,660	$52,142	$522,684	$755,046
Beginning balance at original discount rate	76,916	67,434	37,175	379,926	561,451
Effect of changes in cash flow assumptions	—	24	—	62	86
Effect of actual variances from expected experience	(666)	116	(2,203)	(3,315)	(6,068)
Adjusted beginning of year balance	$76,250	$67,574	$34,972	$376,673	$555,469
Issuances	1,927	4,897	917	—	7,741
Interest accrual	3,137	3,932	2,049	20,216	29,334
Benefit payments	(9,837)	(6,488)	(2,683)	(19,157)	(38,165)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$71,477	$69,915	$35,255	$377,732	$554,379
Effect of changes in discount rate assumptions	8,230	17,716	11,463	112,657	150,066
Balance at December 31, 2021	$79,707	$87,631	$46,718	$490,389	$704,445

Adjustment due to reserve flooring	$—	$124	$—	$—	$124

Net liability for future policy benefits	$79,707	$48,794	$37,255	$425,288	$591,044
Less: reinsurance recoverable	—	33,344	780	191,576	225,700
Net liability for future policy benefits, after reinsurance recoverable	$79,707	$15,450	$36,475	$233,712	$365,344
Discounted expected future gross premiums	$—	$95,686	$59,559	$68,855	$224,100
Expected future gross premiums	$—	$126,793	$71,497	$80,456	$278,746
Expected future benefit payments	$98,474	$116,891	$61,301	$678,673	$955,339

Weighted average interest accretion rate	4.2%	6.4%	5.9%	5.4%
Weighted average discount rate	2.5%	2.7%	2.7%	2.8%

Weighted average duration of liability (in years)	7	7	8	10

RiverSource Life Insurance Co. of New York

(in thousands, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2022	$—	$38,961	$9,463	$65,101	$113,525
Beginning balance at original discount rate	—	33,080	7,769	54,897	95,746
Effect of changes in cash flow assumptions	—	2,253	41	(970)	1,324
Effect of actual variances from expected experience	—	478	(612)	(2,913)	(3,047)
Adjusted beginning of year balance	$—	$35,811	$7,198	$51,014	$94,023
Issuances	2,950	2,675	695	—	6,320
Interest accrual	8	1,631	390	2,654	4,683
Net premiums collected	(2,958)	(3,439)	(857)	(7,255)	(14,509)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$36,678	$7,426	$46,413	$90,517
Effect of changes in discount rate assumptions	—	(2,058)	(100)	226	(1,932)
Balance at December 31, 2022	$—	$34,620	$7,326	$46,639	$88,585

Present Value of Future Policy Benefits:
Balance at January 1, 2022	$79,707	$87,631	$46,718	$490,389	$704,445
Beginning balance at original discount rate	71,477	69,915	35,255	377,732	554,379
Effect of changes in cash flow assumptions	—	1,989	53	1,932	3,974
Effect of actual variances from expected experience	(1,876)	380	(943)	(1,772)	(4,211)
Adjusted beginning of year balance	$69,601	$72,284	$34,365	$377,892	$554,142
Issuances	2,950	2,676	698	—	6,324
Interest accrual	2,830	4,022	1,998	19,965	28,815
Benefit payments	(9,180)	(4,744)	(2,572)	(20,943)	(37,439)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$66,201	$74,238	$34,489	$376,914	$551,842
Effect of changes in discount rate assumptions	(4,814)	(532)	1,622	1,493	(2,231)
Balance at December 31, 2022	$61,387	$73,706	$36,111	$378,407	$549,611

Adjustment due to reserve flooring	$—	$69	$—	$—	$69

Net liability for future policy benefits	$61,387	$39,155	$28,785	$331,768	$461,095
Less: reinsurance recoverable	—	27,134	669	148,609	176,412
Net liability for future policy benefits, after reinsurance recoverable	$61,387	$12,021	$28,116	$183,159	$284,683
Discounted expected future gross premiums	$—	$93,084	$47,976	$51,373	$192,433
Expected future gross premiums	$—	$149,730	$68,574	$69,925	$288,229
Expected future benefit payments	$90,675	$123,160	$59,626	$660,615	$934,076

Weighted average interest accretion rate	4.2%	6.4%	6.1%	5.4%
Weighted average discount rate	5.2%	5.5%	5.4%	5.4%

Weighted average duration of liability (in years)	5	6	8	9

RiverSource Life Insurance Co. of New York

(in thousands, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2023	$—	$34,620	$7,326	$46,639	$88,585
Beginning balance at original discount rate	—	36,678	7,426	46,413	90,517
Effect of changes in cash flow assumptions	—	(1,238)	(788)	3,562	1,536
Effect of actual variances from expected experience	—	(754)	819	1,791	1,856
Adjusted beginning of year balance	$—	$34,686	$7,457	$51,766	$93,909
Issuances	8,076	2,607	716	—	11,399
Interest accrual	39	1,747	390	2,473	4,649
Net premiums collected	(8,115)	(3,391)	(843)	(6,842)	(19,191)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$35,649	$7,720	$47,397	$90,766
Effect of changes in discount rate assumptions	—	(1,127)	116	1,092	81
Balance at December 31, 2023	$—	$34,522	$7,836	$48,489	$90,847

Present Value of Future Policy Benefits:
Balance at January 1, 2023	$61,387	$73,706	$36,111	$378,407	$549,611
Beginning balance at original discount rate	66,201	74,238	34,489	376,914	551,842
Effect of changes in cash flow assumptions	—	(1,241)	(1,091)	2,302	(30)
Effect of actual variances from expected experience	(1,074)	(1,296)	1,000	7,258	5,888
Adjusted beginning of year balance	$65,127	$71,701	$34,398	$386,474	$557,700
Issuances	8,076	2,607	714	—	11,397
Interest accrual	2,810	4,066	2,031	20,274	29,181
Benefit payments	(8,743)	(5,215)	(2,500)	(23,464)	(39,922)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$67,270	$73,159	$34,643	$383,284	$558,356
Effect of changes in discount rate assumptions	(3,009)	1,079	2,470	12,102	12,642
Balance at December 31, 2023	$64,261	$74,238	$37,113	$395,386	$570,998

Adjustment due to reserve flooring	$—	$86	$—	$—	$86

Net liability for future policy benefits	$64,261	$39,802	$29,277	$346,897	$480,237
Less: reinsurance recoverable	—	28,013	942	156,173	185,128
Net liability for future policy benefits, after reinsurance recoverable	$64,261	$11,789	$28,335	$190,724	$295,109
Discounted expected future gross premiums	$—	$88,128	$47,156	$52,116	$187,400
Expected future gross premiums	$—	$138,691	$65,922	$69,651	$274,264
Expected future benefit payments	$93,290	$120,813	$58,748	$653,735	$926,586

Weighted average interest accretion rate	4.2%	6.2%	6.1%	5.3%
Weighted average discount rate	4.9%	5.1%	5.1%	5.1%

Weighted average duration of liability (in years)	6	7	8	8

Impacts of the annual review of policy benefit reserves assumptions are reflected within the effect of changes in cash flow assumptions in the disaggregated rollforwards above. The annual review of policy benefit reserves assumptions in the third quarter of 2023 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase and benefit reduction assumptions. The annual review of policy benefit reserves assumptions in the third quarter of 2022 resulted in a net increase in future policy benefit reserves, primarily due to updates to LTC morbidity, premium rate increase and benefit reduction assumptions, and updates to term life lapse assumptions. The annual review of policy benefit reserves assumptions in the third quarter of 2021 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase and benefit reduction assumptions.

RiverSource Life Insurance Co. of New York

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in thousands, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$72,524	$4,620	$(203)	$76,941
Interest accrual	2,317	344	28	2,689
Benefit accrual	9,474	405	218	10,097
Benefit payments	(4,890)	(405)	(309)	(5,604)
Effect of actual variances from expected experience	(751)	462	(140)	(429)
Impact of change in net unrealized (gains) losses on securities	1,965	83	623	2,671
Balance at December 31, 2023	$80,639	$5,509	$217	$86,365
Weighted average interest accretion rate	2.9%	6.7%	4.0%
Weighted average discount rate	3.2%	7.0%	4.1%
Weighted average duration of reserves (in years)	10	8	7

(in thousands, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$74,498	$4,328	$2,717	$81,543
Interest accrual	2,115	297	42	2,454
Benefit accrual	8,754	344	92	9,190
Benefit payments	(1,956)	—	(426)	(2,382)
Effect of actual variances from expected experience	(2,836)	(6)	(82)	(2,924)
Impact of change in net unrealized (gains) losses on securities	(8,051)	(343)	(2,546)	(10,940)
Balance at December 31, 2022	$72,524	$4,620	$(203)	$76,941
Weighted average interest accretion rate	2.9%	6.7%	4.2%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	7	7

The amount of revenue and interest recognized in the Statements of Income was as follows:

	Years Ended December 31,
	2023		2022		2021
(in thousands)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$8,895	$2,771	$3,353	$2,822	$1,730	$3,137
Term and whole life insurance	9,177	2,319	9,534	2,391	9,235	2,392
Disability income insurance	6,609	1,641	6,765	1,608	6,928	1,582
Long term care insurance	7,573	17,801	8,021	17,311	8,563	17,176
Total	$32,254	$24,532	$27,673	$24,132	$26,456	$24,287

The following table summarizes the balances of and changes in unearned revenue, including the January 1, 2021 adoption of ASU 2018-12:

(in thousands)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$28	$3,836	$450	$4,314
Effect of shadow reserve adjustments	63	449	11,632	12,144
Post-adoption balance at January 1, 2021	91	4,285	12,082	16,458
Deferral of revenue	19	1,386	3,970	5,375
Amortization	(13)	(377)	(1,007)	(1,397)
Balance at December 31, 2021	97	5,294	15,045	20,436
Deferral of revenue	15	2,086	3,913	6,014
Amortization	(14)	(468)	(1,224)	(1,706)
Balance at December 31, 2022	98	6,912	17,734	24,744
Deferral of revenue	14	2,714	3,877	6,605
Amortization	(14)	(588)	(1,457)	(2,059)
Balance at December 31, 2023	$98	$9,038	$20,154	$29,290

RiverSource Life Insurance Co. of New York

11. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2023, 2022 and 2021.

The balances of and changes in separate account liabilities were as follows:

(in thousands)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2023	$3,793,152	$437,738	$4,230,890
Premiums and deposits	83,153	25,482	108,635
Policy charges	(77,945)	(18,750)	(96,695)
Surrenders and other benefits	(298,531)	(20,075)	(318,606)
Investment return	516,055	71,946	588,001
Net transfer from (to) general account	2,510	661	3,171
Other charges	(69)	(3)	(72)
Balance at December 31, 2023	$4,018,325	$496,999	$4,515,324
Cash surrender value	$3,912,313	$472,542	$4,384,855

(in thousands)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2022	$4,897,176	$535,085	$5,432,261
Premiums and deposits	102,016	25,622	127,638
Policy charges	(80,319)	(17,861)	(98,180)
Surrenders and other benefits	(271,750)	(13,816)	(285,566)
Investment return	(856,480)	(92,941)	(949,421)
Net transfer from (to) general account	2,414	1,648	4,062
Other charges	95	1	96
Balance at December 31, 2022	$3,793,152	$437,738	$4,230,890
Cash surrender value	$3,676,735	$417,230	$4,093,965

12. MARKET RISK BENEFITS

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

RiverSource Life Insurance Co. of New York

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following tables summarize the balances of and changes in market risk benefits, including the January 1, 2021 adoption of ASU 2018-12:

(in thousands)
Pre-adoption balance at December 31, 2020	$137,943
Effect of shadow reserve adjustments	(396)
Adjustments for the cumulative effect of the changes in instrument-specific credit risk on market risk benefits between the original contract issuance date and the transition date	28,704
Adjustments for the remaining difference (exclusive of the instrument-specific credit risk change and host contract adjustments) between previous carrying amount and fair value measurements for the market risk benefits	28,135
Post-adoption balance at January 1, 2021	$194,386

	Years Ended December 31,
(in thousands, except age)	2023	2022	2021
Balance at beginning of period	$4,137	$92,975	$194,386
Issuances	3	42	284
Interest accrual and time decay	(8,114)	(16,308)	(17,939)
Reserve increase from attributed fees collected	43,343	44,350	44,469
Reserve release for benefit payments and derecognition	(1,878)	(1,391)	(135)
Effect of changes in interest rates and bond markets	(19,266)	(216,461)	(55,587)
Effect of changes in equity markets and subaccount performance	(69,222)	120,007	(77,231)
Effect of changes in equity index volatility	(4,254)	11,723	3,204
Actual policyholder behavior different from expected behavior	(2,579)	(1,594)	(361)
Effect of changes in other future expected assumptions	6,621	(5,362)	7,662
Effect of changes in the instrument-specific credit risk on market risk benefits	3,734	(23,844)	(5,777)
Balance at end of period	$(47,475)	$4,137	$92,975
Reconciliation of the gross balances in an asset or liability position:
Asset position	$94,641	$64,498	$36,740
Liability position	(47,166)	(68,635)	(129,715)
Net asset (liability) position	$47,475	$(4,137)	$(92,975)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$58,245	$180,279	$1,325
Living benefits	$54,321	$185,651	$427
Composite (greater of)	$107,200	$339,888	$1,750

Weighted average attained age of contractholders	67	67	67

Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(96,583)	$(106,928)	$(132,470)
Changes in unrealized (gains) losses in other comprehensive income relating to liabilities held at end of period	$3,742	$(23,420)	$(4,551)

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2023
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in thousands)
Market risk benefits	$(47,475)	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	12.1%
			Surrender rate(2)	0.3%	–	55.7%	3.9%
			Market volatility(3)	0.0%	–	25.2%	10.6%
			Nonperformance risk(4)	85 bps			85	bps
			Mortality rate(5)	0.0%	–	35.4%	1.7%

RiverSource Life Insurance Co. of New York

	December 31, 2022
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in thousands)
Market risk benefits	$4,137	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.4%
			Surrender rate(2)	0.2%	–	45.6%	3.9%
			Market volatility(3)	5.0%	–	17.4%	11.7%
			Nonperformance risk(4)	95 bps			95	bps
			Mortality rate(5)	0.0%	–	33.2%	1.6%

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any giver year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2023 and 2022, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2023

•	Updates to utilization of guaranteed withdrawals assumptions resulted in a decrease to pre-tax income of $1.5 million.

•	Updates to surrender assumptions resulted in a decrease to pre-tax income of $5.0 million.

Year ended December 31, 2022

•	Updates to utilization of guaranteed withdrawals assumptions resulted in a decrease to pre-tax income of $1.9 million.

•	Updates to surrender assumptions resulted in a decrease to pre-tax income of $10.1 million.

•	Updates to mortality assumptions resulted in a decrease to pre-tax income of $2.1 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender assumptions used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality assumptions used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair value measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender assumptions, utilization assumptions and mortality assumptions vary with the type of base product, type of rider, duration of the policy, age of the contractholder, calendar year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

13. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

RiverSource Life Insurance Co. of New York

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2023
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$897,905	$23,276	$921,181
Residential mortgage backed securities	—	252,823	—	252,823
Commercial mortgage backed securities	—	289,746	—	289,746
State and municipal obligations	—	90,111	—	90,111
Asset backed securities	—	30,738	—	30,738
Foreign government bonds and obligations	—	722	—	722
U.S. government and agency obligations	220	—	—	220
Total Available-for-Sale securities	220	1,562,045	23,276	1,585,541
Cash equivalents	—	79,967	—	79,967
Market risk benefits	—	—	94,641	94,641	(1)
Other assets:
Interest rate derivative contracts	141	3,039	—	3,180
Equity derivative contracts	1,540	69,821	—	71,361
Foreign exchange derivative contracts	74	232	—	306
Total other assets	1,755	73,092	—	74,847
Separate account assets at net asset value (“NAV”)				4,515,324	(2)
Total assets at fair value	$1,975	$1,715,104	$117,917	$6,350,320

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$50,529	$50,529
Total policyholder account balances, future policy benefits and claims	—	—	50,529	50,529	(3)
Market risk benefits	—	—	47,166	47,166	(1)
Other liabilities:
Interest rate derivative contracts	2	2,806	—	2,808
Equity derivative contracts	165	35,344	—	35,509
Foreign exchange derivative contracts	104	—	—	104
Credit derivative contracts	—	3,508	—	3,508
Total other liabilities	271	41,658	—	41,929
Total liabilities at fair value	$271	$41,658	$97,695	$139,624

RiverSource Life Insurance Co. of New York

	December 31, 2022
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$803,156	$29,372	$832,528
Residential mortgage backed securities	—	268,389	—	268,389
Commercial mortgage backed securities	—	301,631	—	301,631
State and municipal obligations	—	91,760	—	91,760
Asset backed securities	—	33,440	—	33,440
Foreign government bonds and obligations	—	780	—	780
U.S. government and agency obligations	215	—	—	215
Total Available-for-Sale securities	215	1,499,156	29,372	1,528,743
Cash equivalents	—	204,645	—	204,645
Market risk benefits	—	—	64,498	64,498	(1)
Other assets:
Interest rate derivative contracts	138	11,278	—	11,416
Equity derivative contracts	3,851	77,768	—	81,619
Foreign exchange derivative contracts	11	1,230	—	1,241
Total other assets	4,000	90,276	—	94,276
Separate account assets at NAV				4,230,890	(2)
Total assets at fair value	$4,215	$1,794,077	$93,870	$6,123,052

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$42,382	$42,382
Total policyholder account balances, future policy benefits and claims	—	—	42,382	42,382	(4)
Market risk benefits	—	—	68,635	68,635	(1)
Other liabilities:
Interest rate derivative contracts	—	7,625	—	7,625
Equity derivative contracts	53	50,834	—	50,887
Foreign exchange derivative contracts	272	—	—	272
Total other liabilities	325	58,459	—	58,784
Total liabilities at fair value	$325	$58,459	$111,017	$169,801

(1)

See Note 12 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The Company’s adjustment for nonperformance risk resulted in a $7.5 million cumulative decrease to the embedded derivatives as of December 31, 2023.
(4)	The Company’s adjustment for nonperformance risk resulted in a $7.7 million cumulative decrease to the embedded derivatives as of December 31, 2022.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives
Balance at January 1, 2023	$29,372		$(42,382)
Total gains (losses) included in:
Net income	(68	)(1)	(13,670	)(2)
Other comprehensive income (loss)	585		—
Purchases	419		—
Issues	—		(2,453)
Settlements	(7,032)		7,976
Balance at December 31, 2023	$23,276		$(50,529)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2023	$(68	)(1)	$(13,670	)(2)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2023	$511		$—

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives
Balance at January 1, 2022	$45,834		$(51,617)
Total gains (losses) included in:
Net income	(69	)(1)	5,029 (2)
Other comprehensive income (loss)	(3,002)		—
Issues	—		(2,483)
Settlements	(13,391)		6,689
Balance at December 31, 2022	$29,372		$(42,382)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2022	$(66	)(1)	$5,029 (2)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2022	$(2,829)		$—

	Available-for-Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives
Balance at January 1, 2021	$64,484		$(52,327)
Total gains (losses) included in:
Net income	(66	)(1)	(4,136	)(2)
Other comprehensive income (loss)	(1,237)		—
Issues	—		(299)
Settlements	(9,341)		5,145
Transfers into Level 3	33,041		—
Transfers out of Level 3	(41,047)		—
Balance at December 31, 2021	$45,834		$(51,617)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2021	$(61	)(1)	$(4,136	)(2)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2021	$(962)		$—

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $20 thousand, $1.7 million and $(390) thousand, net of the reinsurance accrual, for the years ended December 31, 2023, 2022 and 2021, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2023
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$23,253	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	2.4%	1.6%
IUL embedded derivatives	$50,529	Discounted cash flow	Nonperformance risk(2)	85 bps			85	bps

RiverSource Life Insurance Co. of New York

	December 31, 2022
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$29,351	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.1%	–	2.3%	1.7%
IUL embedded derivatives	$42,382	Discounted cash flow	Nonperformance risk(2)	95 bps			95	bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The nonperformance risk is the spread added to the U.S. Treasury curve.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds. The fair value of corporate bonds classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

Management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

RiverSource Life Insurance Co. of New York

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2023 and 2022. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of IUL products.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption, the IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2023 and 2022. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

During the years ended December 31, 2023 and 2022, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2023
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$144,910	$—	$—	$134,224	$134,224
Policy loans	53,615	—	53,615	—	53,615

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$705,348	$—	$—	$684,945	$684,945
Separate account liabilities – investment contracts	3,412	—	3,412	—	3,412

	December 31, 2022
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$157,068	$—	$—	$143,477	$143,477
Policy loans	50,791	—	50,791	—	50,791

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$761,275	$—	$—	$728,833	$728,833
Separate account liabilities – investment contracts	3,048	—	3,048	—	3,048

See Note 7 for additional information on mortgage loans and policy loans.

RiverSource Life Insurance Co. of New York

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

14. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $23.0 million, $22.9 million and $23.1 million for the years ended December 31, 2023, 2022 and 2021, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal income and various state tax returns of Ameriprise Financial. The net amount due to Ameriprise Financial for income taxes was $428 thousand and $3.8 million as of December 31, 2023 and 2022, respectively, which is reflected in Other liabilities.

Lines of Credit

The Company, as the borrower, has amended its revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. Prior to July 1, 2023, the interest rate for any borrowing under the agreement was established by reference to London Interbank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period. In July 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Daily Simple Secured Overnight Financing Rate plus 0.1% and an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department’s non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2023 and 2022.

Dividends or Distributions

During the years ended December 31, 2023, 2022 and 2021, the Company paid cash dividends or distributions of $50 million, $63 million and nil, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 15 for additional information.

15. STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2023 and 2022, application of these New York prescribed practices which deviate from the NAIC requirements resulted in an increase of $7.1 million and $66.0 million to the Company’s net income, respectively, and a decrease to the Company’s statutory surplus of $76.1 million and $83.2 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of: (i) 10% of statutory surplus as of the

RiverSource Life Insurance Co. of New York

immediately preceding year end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $66.6 million, $212.7 million and $63.6 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) were as follows:

	Years Ended December 31,
(in thousands)	2023	2022	2021
Net Income
Net income, per accompanying GAAP financial statements	$46,567	$44,419	$100,228
Net income, SAP basis(1)	60,310	317,442	6,125
Difference	$(13,743)	$(273,023)	$94,103

	December 31,
(in thousands)	2023	2022
Shareholder’s Equity
Shareholder’s equity, per accompanying GAAP financial statements	$424,097	$394,930
Capital and surplus, SAP basis(2)	244,121	319,620
Difference	$179,976	$75,310

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

(2)	Includes unassigned surplus of $135.2 million and $210.7 million as of December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, bonds carried at $220 thousand and $215 thousand, respectively, were on deposit with the State of New York as required by law.

16. OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2023
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$72,768	$—	$72,768	$(29,626)	$(40,364)	$(2,249)	$529
OTC cleared	323	—	323	(323)	—	—	—
Exchange-traded	1,756	—	1,756	(271)	—	—	1,485
Total	$74,847	$—	$74,847	$(30,220)	$(40,364)	$(2,249)	$2,014

	December 31, 2022
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$89,575	$—	$89,575	$(13,173)	$(75,976)	$—	$426
OTC cleared	701	—	701	(442)	—	—	259
Exchange-traded	4,000	—	4,000	(325)	—	—	3,675
Total	$94,276	$—	$94,276	$(13,940)	$(75,976)	$—	$4,360

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2023
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$39,853	$—	$39,853	$(29,626)	$(7,007)	$(3,063)	$157
OTC cleared	1,805	—	1,805	(323)	—	—	1,482
Exchange-traded	271	—	271	(271)	—	—	—
Total	$41,929	$—	$41,929	$(30,220)	$(7,007)	$(3,063)	$1,639

	December 31, 2022
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$58,017	$—	$58,017	$(13,173)	$(13,227)	$(31,449)	$168
OTC cleared	442	—	442	(442)	—	—	—
Exchange-traded	325	—	325	(325)	—	—	—
Total	$58,784	$—	$58,784	$(13,940)	$(13,227)	$(31,449)	$168

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 17 for additional disclosures related to the Company’s derivative instruments.

17. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2023			December 31, 2022
		Gross Fair Value			Gross Fair Value
(in thousands)	Notional	Assets(1)	Liabilities(2)	Notional	Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$1,883,300	$3,180	$2,808	$3,131,000	$11,416	$7,625
Equity contracts	1,401,329	71,361	35,509	1,291,022	81,619	50,887
Foreign exchange contracts	114,951	306	104	90,943	1,241	272
Credit contracts	104,115	—	3,508	—	—	—
Total non-designated hedges	3,503,695	74,847	41,929	4,512,965	94,276	58,784
Embedded derivatives
IUL	N/A	—	50,529	N/A	—	42,382
Total embedded derivatives	N/A	—	50,529	N/A	—	42,382
Total derivatives	$3,503,695	$74,847	$92,458	$4,512,965	$94,276	$101,166
N/A Not applicable

(1)	The fair value of freestanding derivative assets is included in Other assets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2023 and 2022, investment securities with a fair value of $93.9 million and $117.4 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $3.6 million and $32.5 million, respectively, may be sold, pledged or rehypothecated by the counterparty. As of December 31, 2023 and 2022, investment securities with a fair value of $2.6 million and nil, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which nil may be sold, pledged or rehypothecated by the Company as of both December 31, 2023 and 2022. As of both December 31, 2023 and 2022, the Company had sold, pledged or rehypothecated none of these securities. In addition, as of both December 31, 2023 and 2022, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2023
Interest rate contracts	$—	$(23,725)
Equity contracts	4,569	(77,123)
Foreign exchange contracts	—	402
Credit contracts	—	(19)
IUL embedded derivatives	(5,694)	—
Total gain (loss)	$(1,125)	$(100,465)
Year Ended December 31, 2022
Interest rate contracts	$—	$(145,925)
Equity contracts	(6,797)	35,340
Foreign exchange contracts	—	5,198
IUL embedded derivatives	11,718	—
Total gain (loss)	$4,921	$(105,387)
Year Ended December 31, 2021
Interest rate contracts	$—	$(49,439)
Equity contracts	4,552	(38,592)
Foreign exchange contracts	—	477
IUL embedded derivatives	1,009	—
Total gain (loss)	$5,561	$(87,554)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

RiverSource Life Insurance Co. of New York

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2023:

(in thousands)	Premiums Payable	Premiums Receivable
2024	$260	$—
2025	130	—
2026	23,701	—
2027	—	—
2028	—	—
2029 – 2030	35,700	—
Total	$59,791	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of IUL product obligations is considered an embedded derivative, which is bifurcated from the host contract for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into interest rate swaps, index options and futures contracts.

As discussed in Note 12, the Company issues variable annuity contracts that provide protection to contractholders from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. The Company economically hedges its obligations under these market risk benefits using options, swaptions, swaps and futures.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2023 and 2022, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $9.9 million and $42.9 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2023 and 2022 was $9.7 million and $42.7 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2023 and 2022 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $157 thousand and $168 thousand as of December 31, 2023 and 2022, respectively.

18. SHAREHOLDER’S EQUITY

The following tables present the amounts related to each component of OCI:

	Year Ended December 31, 2023
(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$54,710	$(11,489)	$43,221
Reclassification of net (gains) losses on securities included in net income(2)	224	(47)	177
Impact of benefit reserves and reinsurance recoverables	(2,181)	458	(1,723)
Net unrealized gains (losses) on securities	52,753	(11,078)	41,675
Effect of changes in discount rate assumptions on certain long-duration contracts	(7,753)	1,628	(6,125)
Effect of changes in instrument-specific credit risk on MRBs	(3,734)	784	(2,950)
Total other comprehensive income (loss)	$41,266	$(8,666)	$32,600

RiverSource Life Insurance Co. of New York

	Year Ended December 31, 2022
(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(282,360)	$59,296	$(223,064)
Reclassification of net (gains) losses on securities included in net income(2)	3,346	(703)	2,643
Impact of benefit reserves and reinsurance recoverables	8,809	(1,849)	6,960
Net unrealized gains (losses) on securities	(270,205)	56,744	(213,461)
Effect of changes in discount rate assumptions on certain long-duration contracts	78,368	(16,457)	61,911
Effect of changes in instrument-specific credit risk on MRBs	23,844	(5,007)	18,837
Total other comprehensive income (loss)	$(167,993)	$35,280	$(132,713)

	Year Ended December 31, 2021
(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(53,907)	$11,321	$(42,586)
Reclassification of net (gains) losses on securities included in net income(2)	(10,377)	2,179	(8,198)
Impact of benefit reserves and reinsurance recoverables	2,233	(469)	1,764
Net unrealized gains (losses) on securities	(62,051)	13,031	(49,020)
Effect of changes in discount rate assumptions on certain long-duration contracts	22,008	(4,622)	17,386
Effect of changes in instrument-specific credit risk on MRBs	5,777	(1,213)	4,564
Total other comprehensive income (loss)	$(34,266)	$7,196	$(27,070)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in thousands)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Total
Balance at January 1, 2021	$90,117	$—	$—	$90,117
Cumulative effect of adoption of long-duration contracts guidance	48,935	(79,153)	(22,676)	(52,894)
OCI before reclassifications	(40,822)	17,386	4,564	(18,872)
Amounts reclassified from AOCI	(8,198)	—	—	(8,198)
Total OCI	(49,020)	17,386	4,564	(27,070)
Balance at December 31, 2021	90,032	(61,767)	(18,112)	10,153
OCI before reclassifications	(216,104)	61,911	18,837	(135,356)
Amounts reclassified from AOCI	2,643	—	—	2,643
Total OCI	(213,461)	61,911	18,837	(132,713)
Balance at December 31, 2022	(123,429)	144	725	(122,560)
OCI before reclassifications	41,498	(6,125)	(2,950)	32,423
Amounts reclassified from AOCI	177	—	—	177
Total OCI	41,675	(6,125)	(2,950)	32,600
Balance at December 31, 2023	$(81,754)	$(5,981)	$(2,225)	$(89,960)

RiverSource Life Insurance Co. of New York

19. INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2023	2022	2021
Current income tax
Federal	$9,247	$11,869	$22,663
State and local	(173)	185	624
Total current income tax	9,074	12,054	23,287
Deferred federal income tax	(1,519)	(4,674)	112
Total income tax provision	$7,555	$7,380	$23,399

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2023	2022	2021
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(3.4)	(3.9)	(1.6)
Foreign tax credit, net of addback	(2.9)	(2.9)	(0.9)
Other	(0.7)	—	0.4
Income tax provision	14.0%	14.2%	18.9%

The decrease in the Company’s effective tax rate for the year ended December 31, 2022 compared to 2021 is primarily due to lower pretax income relative to tax preferred items.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2023 and 2022. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in thousands)	2023	2022(1)
Deferred income tax assets
Insurance and annuity benefits including corresponding hedges	$66,330	$66,283
Investments including net unrealized on Available-for-Sale securities	22,092	31,247
Other	72	277
Gross deferred income tax assets	88,494	97,807
Deferred income tax liabilities
Deferred acquisition costs	23,492	25,486
Other	1,431	1,602
Gross deferred income tax liabilities	24,923	27,088
Net deferred income tax assets	$63,571	$70,719

(1)

Prior period amounts have been reclassified to conform to current year presentation and relate to derivative activity being presented with the liabilities they are hedging and remaining investments being presented together inclusive of net unrealized on Available-for-Sale securities.

Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company’s results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of the deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of both December 31, 2023 and 2022.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2023	2022	2021
Balance at January 1	$320	$346	$372
Additions for tax positions related to the current year	6	—	—
Reductions for tax positions related to the current year	(6)	(26)	(26)
Additions for tax positions of prior years	324	—	—
Reductions for tax positions of prior years	(644)	—	—
Balance at December 31	$—	$320	$346

RiverSource Life Insurance Co. of New York

If recognized, approximately nil, $218 thousand and $218 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2023, 2022 and 2021, respectively, would affect the effective tax rate.

The Company is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next 12 months.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net decrease of $90 thousand for the year ended December 31, 2023, and a net increase of $16 thousand and $11 thousand in interest and penalties for the years ended December 31, 2022 and 2021, respectively. As of December 31, 2023 and 2022, the Company had a payable of nil and $90 thousand related to accrued interest and penalties, respectively.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. As of December 31, 2023, the federal statutes of limitations are closed on years through 2018. A previously open item for 2014 and 2015 was resolved in the second quarter of 2023. Also in the second quarter of 2023, the Internal Revenue Service (“IRS”) audit for tax years 2016 through 2018 was finalized. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2019 and 2020. The state income tax returns of Ameriprise Financial and its subsidiaries, including the Company, are currently under examination by various jurisdictions for years ranging from 2017 through 2021.

20. COMMITMENTS AND CONTINGENCIES

Commitments

As of both December 31, 2023 and 2022, the Company had no funding commitments related to mortgage loans.

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which include information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of, and disclosure practices related to, various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates are cooperating with the applicable regulators.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, or adverse publicity each of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

RiverSource Life Insurance Co. of New York

Guaranty Fund Assessments

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of both December 31, 2023 and 2022, the Company had no accrual established for estimated future guaranty fund assessments.

RiverSource Life Insurance Co. of New York 20 Madison Avenue Extension Albany, NY 12203 1-800-541-2251	RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York.

ANN9121_12_C01_(05/24)	© 2008-2024 RiverSource Life Insurance Company. All rights reserved.